UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
31 July
2019
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBCX	NBDRX	NSBFX	NSBRX
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	NUGCX	NUGRX	—	NUGIX
Nuveen Santa Barbara International Dividend Growth Fund	NUIAX	NUICX	NUIRX	—	NUIIX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
In recent months, economic pessimism has been rising. An unexpected escalation in U.S.- China trade tensions and an unpredictable Brexit outcome top the list of geopolitical concerns. Global macroeconomic data shows a further moderation in growth as a result of weaker export and manufacturing activity across the U.S., Europe and Asia. Notably, in the U.S., some of the more historically reliable leading economic indicators have turned bearish. Although these indicators do not predict the timing of an economic downturn, an inverted yield curve, which occurs when yields on long-term Treasury bonds fall below those of short-term Treasury bonds, and contracting manufacturing activity have preceded past U.S. recessions. U.S. economic growth forecasts and corporate earnings outlooks continue to be downgraded. In this environment, equity market volatility has increased while safe-haven assets, including government bonds and gold, have rallied strongly.
While these conditions have contributed to the market’s anxiety and certainly merit watching, it appears the likelihood of a near-term recession remains low. Consumer spending, buoyed by historically low unemployment and modest wage growth, has powered the economic recovery, even as business investment has been lackluster. Additionally, the sectors directly hit by trade, namely manufacturing and commodity-related businesses, represent a much smaller share of the overall economy than in the past. Central bank efforts to extend the economic cycle with lower interest rates encourages business and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Recession is not necessarily imminent if these factors can provide the economy with a measure of resilience, sustaining growth at a more subdued pace.
Outside the U.S., central banks and governments have been easing monetary conditions and rolling out fiscal spending programs to buffer slowing growth. The European Central Bank is widely expected to announce a stimulus plan at its September meeting, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy. Until there is more clarity on trade, however, the markets may experience bouts of risk-on, risk-off sentiment.
The opportunity set may be narrower, but there may still be scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
September 24, 2019

Portfolio Managers’
Comments
Nuveen Santa Barbara Dividend Growth Fund
Nuveen Santa Barbara Global Dividend Growth Fund
Nuveen Santa Barbara International Dividend Growth Fund
All of these Funds are managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen, LLC. David S. Park, CFA, and David A. Chalupnik, CFA, serve as portfolio managers for all three Funds.
Effective June 10, 2019, David S. Park, CFA, and David A. Chalupnik, CFA, were named portfolio managers of the Funds, replacing James R. Boothe the Funds' former portfolio manager.
Here the portfolio managers discuss economic and domestic and global market conditions, investment strategies and performance of the Funds for the twelve-month reporting period ended July 31, 2019.
What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended July 31, 2019?
The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. The Bureau of Economic Analysis “second” estimate of gross domestic product (GDP) growth came in at 2.0% (annualized) for the second quarter of 2019, a notable slowdown from 3.1% annualized growth in the first quarter of the year and below the 2.5% growth rate achieved in 2018. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Strong consumer and government spending in the April to June 2019 quarter helped sustain the economy’s growth trend, despite weaker exports and reduced business investment.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in July 2019 from 3.9% in July 2018 and job gains averaged around 187,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.2% in July 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended July 31, 2019 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.1% year-over-year in June 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.8% and 2.1%, respectively.
As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019 and September 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate and that it will stop shrinking its bond portfolio sooner than scheduled. Markets initially registered disappointment with the Fed’s explanation that the rate cut was a “mid-cycle adjustment,” rather than a prolonged easing period.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. The July negotiations ended without an agreement, and President Trump announced a 10% tariff on the remaining $300 billion worth of Chinese imports effective in September. (Subsequent to the close of the reporting period, he said the tariffs would be postponed until mid-December). Additionally, the U.S. administration walked back its ban on U.S. companies doing business with Chinese tech giant Huawei. The agreed-upon trade deal between the U.S., Mexico and Canada to replace the North American Free Trade Agreement has yet to be ratified by the national congresses, while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Markets grew increasingly worried that trade conflicts would dampen already slowing global growth, as negative sentiment could inhibit business, consumer and investor confidence and spending.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline. The European Union extended the deadline to October 31, 2019, and Prime Minister May resigned effective June 7, 2019. As widely expected, Brexit hardliner Boris Johnson was voted leader of the Conservative Party and assumed premiership. Europe also contended with Italy’s eurosceptic coalition government and its challenging fiscal condition, the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. (Subsequent to the close of the reporting period, Italy’s Prime Minister unexpectedly resigned amid a growing rift with the coalition government over key domestic and fiscal policies.)
Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s upcoming presidential election. (After the close of the reporting period, President Macri, who is considered the market-friendly candidate, suffered a surprising defeat in Argentina’s August primary vote.) In the U.K., the possibility of a no-deal Brexit increased under new Prime Minister Boris Johnson. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
For U.S. stocks, the reporting period was marked by some volatility but posted a significant market rally, which continued until the end of the reporting period. U.S. equity markets have made strong gains and reached new all-time highs in the first half of 2019. The S&P 500® returned 7.99% for the reporting period. These gains come despite heightened volatility and sell-offs at the end of the fourth quarter 2018 and in May 2019. Global equity markets retreated on fears of an economic slowdown in Europe and the ongoing trade dispute between the U.S. and China. The MSCI EAFE Index returned -2.6% for the reporting period.
How did the Funds perform the twelve-month reporting period ended July 31, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance for the Funds for the one-year, five-year, ten-year and/or since inception periods ended July 31, 2019. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.
What strategies were used to manage the Funds during this twelve-month reporting period ended July 31, 2019 and how did these strategies influence performance?
Nuveen Santa Barbara Dividend Growth Fund
The Fund’s Class A Shares at NAV outperformed the S&P 500® and its Lipper classification average for the twelve-month reporting period ended July 31, 2019.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and in-

dustry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500® 2) lower volatility than the S&P 500® and 3) a focus on companies with growing dividends.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. The Fund may invest in small-, mid- and large-cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.
Stock selection was the key driver of performance with the industrials, information technology and communication services holdings notably contributing to Fund performance. Selections in the consumer discretionary and energy sectors were leading detractors of performance.
Several individual holdings positively contributed to the Fund’s performance, including technology holdings Microsoft Corp and Cisco Systems Inc. Enterprise software company Microsoft was the top contributor during the reporting period. The company posted strong quarterly earnings with double digit revenue and earnings per share growth driven by strength in their Office 365, LinkedIn, Azure, Windows and Surface businesses. The company also provided favorable revenue and operating income growth expectations for Fiscal Year 2020 as well. In addition, Cisco Systems Inc. contributed to performance, performing well as customers reacted positively to Cisco’s newest switching product, the Catalyst 9000. During the reporting period, Cisco announced solid third quarter of 2019 results. The company also declared a quarterly dividend for shareholders and the company continues its robust stock repurchase program. Lastly, utility sector holding NextEra Energy Inc. further contributed positively to portfolio performance. The company posted earnings above consensus estimates during the quarter driven by the strong rate base growth of its Florida Power & Light Company subsidiary, excellent cost management and a lower tax rate at their NextEra Energy Resources subsidiary.
Holdings that detracted from the Fund’s performance, included energy holdings Schlumberger Ltd and Phillips 66. The fourth quarter of 2018 proved extremely challenging for energy stocks, as Brent Oil and West Texas Intermediate (WTI) oil prices both experienced precipitous declines. Oil services company Schlumberger Ltd detracted from performance as management reduced guidance due to weakness within their North America business caused by larger than expected price declines in hydraulic fracturing. The slow capital expenditure environment of U.S. exploration & production (E&P) companies and the sharp decline in oil prices during the fourth quarter of 2018 amplified the negative sentiment. We sold the position. Phillips 66 also detracted. Investor sentiment regarding the refiner suffered from the oil price decline. After earnings, some analysts were concerned about high utilization rates and suggested that margins were peaking. Lastly, consumer discretionary holding Carnival Corporation detracted. The cruise operator lowered its full-year guidance, overshadowing its second-quarter earnings results. We continue to hold Phillips 66 and Carnival Corporation.
Nuveen Santa Barbara Global Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed the MSCI World Index, but outperformed its Lipper classification average for the twelve-month reporting period ended July 31, 2019.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.
The Fund seeks capital appreciation by investing in companies with the potential for earnings growth. Secondarily, the strategy has an income component by limiting investments to companies that not only pay dividends, but are committed to growing them. This two-part philosophy of earnings growth combined with dividend growth is based on the belief that even growth companies should return capital in the form of dividends. Dividends may be a sign of capital discipline, financial well-being and business sustainability, three hallmarks of a high quality company. The income produced by dividends is a necessary adjunct to a sound capital appreciation strategy because it may limit volatility and potentially become a meaningful contributor to total return over time.

Portfolio Managers’ Comments (continued)
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Also, under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid and large-cap companies.
Industrials and consumer staples holdings notably contributed to performance, while stock selection in information technology and consumer discretionary sectors detracted from performance. From a country standpoint, our German and France holdings contributed to performance, while our United Kingdom and Hong Kong holdings detracted from performance.
Several individual holdings positively contributed to the Fund’s performance. Enterprise software company Microsoft Corp was the top contributor during the reporting period. The company posted strong quarterly earnings with double digit revenue and earnings per share growth driven by strength in their Office 365, LinkedIn, Azure, Windows and Surface businesses. The company also provided favorable revenue and operating income growth expectations for Fiscal Year 2020 as well. Also contributing to performance was communication services holding Comcast Corporation. Investors were relieved when Comcast withdrew the bid for 21st Century Fox, the U.S. media company. Comcast did, however, outbid Disney for the Sky Limited assets and closed the acquisition of the European media conglomerate during the reporting period. Lastly, utilities sector holding NextEra Energy, Inc. further contributed to portfolio performance. The company posted earnings above consensus estimates during the quarter driven by the strong rate base growth of its Florida Power & Light Company subsidiary, excellent cost management and a lower tax rate at their NextEra Energy Resources subsidiary.
Several holdings detracted from the Fund’s performance, Japanese electronics component maker Alps Alpine Co Ltd. detracted from performance. The company struggled due to reporting poor earnings results as well as disappointing near-term guidance. While the weakness in their smartphone business was mostly expected, the reduced expectations for their infotainment/auto business was not anticipated and negatively received by investors. In addition, financial sector holding, BOC Hong Kong Holdings Ltd. detracted as the company’s October 2018 trading update disappointed investors. The company reported weaker fee income due to reduced confidence over trade wars hurting their brokerage and wealth management products. We continue to hold Alps Alpine Co and BOC Hong Kong Holdings. Lastly, energy holding Schlumberger Ltd detracted from performance. The fourth quarter of 2018 proved extremely challenging for energy stocks, as Brent Oil and West Texas Intermediate (WTI) oil prices both experienced precipitous declines. Schlumberger Ltd detracted from performance as management reduced guidance due to weakness within their North America business caused by larger than expected price declines in hydraulic fracturing. The slow capital expenditure environment of U.S. exploration & production (E&P) companies and the sharp decline in oil prices during the fourth quarter of 2018 amplified the negative sentiment. During the reporting period, we sold the Fund's position in Schlumberger.
Nuveen Santa Barbara International Dividend Growth Fund
The Fund’s Class A Shares at NAV had a negative return but outperformed the MSCI EAFE Index and its Lipper classification average during the twelve-month reporting period ended July 31, 2019.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors. The Fund’s portfolio focuses on global equity securities of companies that have potential for dividend income and dividend growth in an effort to provide an attractive total return comprised of dividends and long-term capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend paying equity securities, which include preferred securities. Also, under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies. The Fund’s portfolio is structured with three key elements in mind: maintaining an aggregate dividend yield higher than that of the MSCI EAFE Index, seeking lower volatility than the MSCI EAFE Index and investing in companies with a track record of increasing their dividends.
Industrials, materials and consumer staples sector holdings notably contributed to performance, while stock selection in information technology and utilities sectors detracted from performance.
Several individual holdings positively contributed to the Fund’s performance. Hong Kong-based telecommunications company HKT Trust and HKT Ltd was the top contributor to portfolio performance. HKT raised mobile plan prices in September 2018 indicating a potential end to the intense price competition that persisted over the last several years. HKT’s move was followed by several competitors and this was seen as a good sign of the industry’s focus on profitability and for more rational price competition. Also contributing to performance was industrial holding Safran SA. The aerospace and defense company continues to see strong demand for its offerings, backlog demand for their engines, manufacturing costs are coming down and the Zodiac acquisition has been successful. Lastly, material and processing sector holdings Koninklijke DSM NV outperformed as the company continued to differentiate itself from its more commodity-oriented chemical peers. The company demonstrated volume growth in both health and animal nutrition and set 2019 guidance above consensus.
Several holdings detracted from the Fund’s performance, including financial sector holding Danske Bank A/S. News regarding a case of money laundering fueled worries about possible legal penalties and liabilities. In response the company conducted an internal investigation where they uncovered more suspicious activity, however, the Danish business minister has said that the internal investigation might not be enough. The position was closed during the reporting period. In addition, Japanese electronics component maker Alps Alpine Co Ltd. detracted from performance. The company struggled due to reporting poor earnings results as well as disappointing near-term guidance. While the weakness in their smartphone business was mostly expected, the reduced expectations for their infotainment/auto business was not anticipated and negatively received by investors. Lastly, financial sector holding, BOC Hong Kong Holdings Ltd. detracted from performance as the company’s October 2018 trading update disappointed investors. The company reported weaker fee income due to reduced confidence over trade wars hurting their brokerage and wealth management products. We continue to hold the Fund's position in Alps Alpine Co and BOC Hong Kong Holding.

Risk Considerations
Nuveen Santa Barbara Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity.
Nuveen Santa Barbara Global Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.
Nuveen Santa Barbara International Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	10.29%	10.05%	12.39%
Class A Shares at maximum Offering Price	3.95%	8.75%	11.73%
S&P 500 Index	7.99%	11.34%	14.03%
Lipper Equity Income Funds Classification Average	4.24%	7.62%	11.30%
Class C Shares	9.46%	9.23%	11.55%
Class R3 Shares	10.01%	9.78%	12.12%
Class I Shares	10.57%	10.33%	12.67%

	Average Annual
	1-Year	5-Year	Since Inception
Class R6 Shares	10.66%	10.41%	11.51%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	12.52%	9.19%	12.91%
Class A Shares at maximum Offering Price	6.05%	7.90%	12.24%
Class C Shares	11.68%	8.37%	12.07%
Class R3 Shares	12.23%	8.91%	12.64%
Class I Shares	12.81%	9.46%	13.20%

	Average Annual
	1-Year	5-Year	Since Inception
Class R6 Shares	12.88%	9.54%	11.34%
Since inception returns for Class R6 Shares are from 3/25/13. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	0.96%	1.71%	1.21%	0.64%	0.71%

Growth of an Assumed $10,000 Investment as of July 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara Global Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2019
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.58%	6.57%	9.28%
Class A Shares at maximum Offering Price	(3.32)%	5.31%	8.37%
MSCI World Index	3.62%	7.05%	11.15%
Lipper Global Equity Income Funds Classification Average	0.66%	4.19%	7.97%
Class C Shares	1.81%	5.78%	8.47%
Class R3 Shares	2.36%	6.31%	9.01%
Class I Shares	2.84%	6.83%	9.55%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	5.74%	5.97%	9.38%
Class A Shares at maximum Offering Price	(0.34)%	4.72%	8.46%
Class C Shares	4.92%	5.18%	8.56%
Class R3 Shares	5.48%	5.71%	9.10%
Class I Shares	6.01%	6.23%	9.64%
Since inception returns are from 6/11/12. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.88%	2.63%	2.13%	1.61%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of July 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara International Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2019
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(1.56)%	2.26%	6.57%
Class A Shares at maximum Offering Price	(7.22)%	1.06%	5.69%
MSCI EAFE Index	(2.60)%	2.39%	7.72%
Lipper International Equity Income Funds Classification Average	(3.08)%	0.85%	5.60%
Class C Shares	(2.24)%	1.51%	5.78%
Class R3 Shares	(1.79)%	2.01%	6.30%
Class I Shares	(1.30)%	2.51%	6.83%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.76%	1.98%	6.99%
Class A Shares at maximum Offering Price	(3.15)%	0.78%	6.09%
Class C Shares	2.01%	1.21%	6.18%
Class R3 Shares	2.50%	1.72%	6.71%
Class I Shares	2.94%	2.22%	7.24%
Since inception returns are from 6/11/12. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	3.56%	4.33%	3.83%	3.32%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of July 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    as of July 31, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Santa Barbara Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	96.6%
Repurchase Agreements	3.4%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Portfolio Composition (% of net assets)
IT Services	6.3%
Banks	5.7%
Health Care Equipment & Supplies	5.0%
Oil, Gas & Consumable Fuels	5.0%
Software	4.7%
Capital Markets	4.5%
Health Care Providers & Services	4.5%
Insurance	4.1%
Pharmaceuticals	4.0%
Equity Real Estate Investment Trust	3.7%
Aerospace & Defense	2.9%
Media	2.9%
Diversified Telecommunication Services	2.9%
Specialty Retail	2.8%
Semiconductors & Semiconductor Equipment	2.7%
Road & Rail	2.7%
Communications Equipment	2.6%
Technology Hardware, Storage & Peripherals	2.6%
Electric Utilities	2.6%
Entertainment	2.5%
Multi-Utilities	2.5%
Other	19.4%
Repurchase Agreements	3.4%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	4.7%
JPMorgan Chase & Co	3.4%
Fidelity National Information Services Inc.	3.3%
UnitedHealth Group Inc.	3.2%
Accenture PLC, Class A	3.0%

Nuveen Santa Barbara Global Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	93.6%
Exchange-Traded Funds	1.0%
Repurchase Agreements	5.4%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	2.9%
JPMorgan Chase & Co	2.9%
Comcast Corp, Class A	2.8%
SAP SE	2.7%
Honeywell International Inc	2.5%
Portfolio Composition (% of net assets)
Banks	9.9%
Oil, Gas & Consumable Fuels	7.4%
Software	5.6%
Pharmaceuticals	4.9%
Containers & Packaging	4.6%
Aerospace & Defense	4.3%
IT Services	4.0%
Electric Utilities	3.6%
Beverages	3.3%
Media	3.2%
Capital Markets	3.2%
Hotels, Restaurants & Leisure	3.2%
Diversified Telecommunication Services	2.9%
Wireless Telecommunication Services	2.9%
Industrial Conglomerates	2.5%
Food Products	2.4%
Personal Products	2.3%
Health Care Providers & Services	2.3%
Semiconductors & Semiconductor Equipment	2.3%
Other	18.8%
Exchange-Traded Funds	1.0%
Repurchase Agreements	5.4%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Country Allocation[1] (% of net assets)
United States	59.1%
United Kingdom	11.1%
France	8.1%
Japan	5.1%
Australia	4.3%
Canada	3.7%
Germany	3.7%
China	2.1%
Hong Kong	1.4%
Netherlands	1.4%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
1	Includes 2.1% (as a percentage of net assets) in emerging market countries.

Holding Summaries    as of July 31, 2019 (continued)
Nuveen Santa Barbara International Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	97.0%
Repurchase Agreements	2.6%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Safran SA	4.8%
Linde PLC	4.5%
ITOCHU Corp	4.1%
Koninklijke DSM NV	3.9%
Danone SA	3.8%
Portfolio Composition (% of net assets)
Banks	8.6%
Chemicals	8.4%
Hotels, Restaurants & Leisure	6.2%
Oil, Gas & Consumable Fuels	6.0%
Electric Utilities	4.9%
Wireless Telecommunication Services	4.9%
Aerospace & Defense	4.9%
Electronic Equipment, Instruments & Components	4.1%
Trading Companies & Distributors	4.1%
Food Products	3.8%
Diversified Telecommunication Services	3.8%
Software	3.7%
Real Estate Management & Development	3.6%
Biotechnology	3.5%
Containers & Packaging	3.3%
Pharmaceuticals	3.1%
Professional Services	3.0%
Other	17.1%
Repurchase Agreements	2.6%
Other Assets Less Liabilities	0.4%
Net Assets	100%
Country Allocation[1] (% of net assets)
United Kingdom	24.2%
France	14.8%
Japan	11.2%
Germany	6.6%
Canada	6.5%
Spain	6.4%
Netherlands	6.3%
Australia	6.2%
United States	5.1%
Hong Kong	3.8%
Other	8.5%
Other Assets Less Liabilities	0.4%
Net Assets	100%
1	Includes 2.9% (as a percentage of net assets) in emerging market countries.

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2019.
The beginning of the period is February 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Santa Barbara Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,129.55	$1,125.33	$1,128.27	$1,131.56	$1,131.04
Expenses Incurred During the Period	$ 5.07	$ 9.01	$ 6.39	$ 3.38	$ 3.75
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.03	$1,016.31	$1,018.79	$1,021.62	$1,021.27
Expenses Incurred During the Period	$ 4.81	$ 8.55	$ 6.06	$ 3.21	$ 3.56
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71%, 1.21%, 0.64% and 0.71% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Santa Barbara Global Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,090.07	$1,085.92	$1,088.93	$1,091.39
Expenses Incurred During the Period	$ 5.96	$ 9.83	$ 7.25	$ 4.67
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.09	$1,015.37	$1,017.85	$1,020.33
Expenses Incurred During the Period	$ 5.76	$ 9.49	$ 7.00	$ 4.51
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen Santa Barbara International Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,048.62	$1,045.36	$1,047.82	$1,049.90
Expenses Incurred During the Period	$ 5.84	$ 9.64	$ 7.11	$ 4.57
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.09	$1,015.37	$1,017.85	$1,020.33
Expenses Incurred During the Period	$ 5.76	$ 9.49	$ 7.00	$ 4.51
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Global Dividend Growth Fund and Nuveen Santa Barbara International Dividend Growth Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Global Dividend Growth Fund and Nuveen Santa Barbara International Dividend Growth Fund (three of the Funds constituting Nuveen Investment Trust II, hereafter collectively referred to as the "Funds") as of July 31, 2019, the related statements of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
September 26, 2019
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Santa Barbara Dividend Growth Fund
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 96.6%
	COMMON STOCKS – 96.6%
	Aerospace & Defense – 2.9%
257,875	Lockheed Martin Corp	$ 93,394,589
	Banks – 5.7%
933,950	JPMorgan Chase & Co	108,338,200
517,304	PNC Financial Services Group Inc/The	73,922,742
	Total Banks	182,260,942
	Beverages – 2.4%
595,488	PepsiCo Inc	76,109,321
	Capital Markets – 4.5%
127,815	BlackRock Inc	59,776,519
434,316	CME Group Inc	84,439,717
	Total Capital Markets	144,216,236
	Chemicals – 2.4%
396,144	Linde PLC	75,774,424
	Communications Equipment – 2.6%
1,482,784	Cisco Systems Inc.	82,146,234
	Containers & Packaging – 2.4%
766,024	Packaging Corp of America	77,345,443
	Diversified Telecommunication Services – 2.9%
2,683,248	AT&T Inc.	91,364,594
	Electric Utilities – 2.6%
393,304	NextEra Energy Inc	81,480,790
	Entertainment – 2.5%
558,164	Walt Disney Co	79,823,034
	Equity Real Estate Investment Trust – 3.7%
1,285,984	CyrusOne Inc	73,815,482
630,434	Realty Income Corp	43,632,337
	Total Equity Real Estate Investment Trust	117,447,819
	Food Products – 2.2%
1,312,691	Mondelez International Inc, Class A	70,215,842

Shares	Description (1)	Value
	Health Care Equipment & Supplies – 5.0%
314,709	Becton Dickinson and Co	$79,558,435
782,109	Medtronic PLC	79,728,192
	Total Health Care Equipment & Supplies	159,286,627
	Health Care Providers & Services – 4.5%
798,596	CVS Health Corp	44,617,558
398,989	UnitedHealth Group Inc.	99,352,251
	Total Health Care Providers & Services	143,969,809
	Hotels, Restaurants & Leisure – 1.6%
1,075,356	Carnival Corp	50,789,064
	Household Products – 1.8%
785,887	Colgate-Palmolive Co	56,379,533
	Industrial Conglomerates – 2.1%
386,033	Honeywell International Inc	66,575,251
	Insurance – 4.1%
438,714	Chubb Ltd	67,053,047
626,981	Marsh & McLennan Cos Inc.	61,945,723
	Total Insurance	128,998,770
	IT Services – 6.3%
495,591	Accenture PLC, Class A	95,440,915
792,288	Fidelity National Information Services Inc.	105,572,376
	Total IT Services	201,013,291
	Machinery – 2.4%
611,606	Ingersoll-Rand PLC	75,631,198
	Media – 2.9%
2,121,588	Comcast Corp, Class A	91,588,954
	Multi-Utilities – 2.5%
908,644	WEC Energy Group Inc	77,652,716
	Oil, Gas & Consumable Fuels – 5.0%
624,330	Chevron Corp	76,861,266
785,249	Phillips 66	80,535,138
	Total Oil, Gas & Consumable Fuels	157,396,404
	Pharmaceuticals – 4.0%
466,125	Allergan PLC	74,813,063
390,352	Johnson & Johnson	50,831,637
	Total Pharmaceuticals	125,644,700
	Road & Rail – 2.7%
469,944	Union Pacific Corp	84,566,423

Nuveen Santa Barbara Dividend Growth Fund (continued)
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment – 2.7%
688,209	Texas Instruments Inc	$ 86,033,007
	Software – 4.7%
1,099,364	Microsoft Corp	149,810,332
	Specialty Retail – 2.8%
888,143	Lowe's Cos Inc	90,057,700
	Technology Hardware, Storage & Peripherals – 2.6%
383,444	Apple Inc	81,688,910
	Tobacco – 2.1%
779,879	Philip Morris International Inc	65,205,683
	Total Long-Term Investments (cost $1,893,882,295)	3,063,867,640

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.4%
	REPURCHASE AGREEMENTS – 3.4%
$ 107,788	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/19, repurchase price $107,791,563, collateralized by $111,410,000 U.S. Treasury Notes, 1.125%, due 6/30/21, value $109,947,967	1.200%	8/01/19	$ 107,787,970
	Total Short-Term Investments (cost $107,787,970)			107,787,970
	Total Investments (cost $2,001,670,265) – 100.0%			3,171,655,610
	Other Assets Less Liabilities – (0.0)%			(1,062,115)
	Net Assets – 100%			$ 3,170,593,495
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
See accompanying notes to financial statements.

Nuveen Santa Barbara Global Dividend Growth Fund
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 94.6%
	COMMON STOCKS – 93.6%
	Aerospace & Defense – 4.3%
1,375	Lockheed Martin Corp	$497,984
3,350	Safran SA, (2)	480,929
	Total Aerospace & Defense	978,913
	Automobiles – 1.0%
4,517	Daimler AG	234,490
	Banks – 9.9%
123,700	BOC Hong Kong Holdings Ltd, (2)	471,346
5,723	JPMorgan Chase & Co	663,868
457,438	Lloyds Banking Group PLC, (2)	295,909
2,442	PNC Financial Services Group Inc/The	348,962
8,300	Toronto-Dominion Bank/The	485,184
	Total Banks	2,265,269
	Beverages – 3.3%
2,889	Heineken NV, (2)	309,956
3,510	PepsiCo Inc	448,613
	Total Beverages	758,569
	Capital Markets – 3.2%
685	BlackRock Inc	320,361
4,743	Macquarie Group Ltd, (2)	415,102
	Total Capital Markets	735,463
	Containers & Packaging – 4.6%
52,917	Amcor PLC, (2)	559,930
4,904	Packaging Corp of America	495,157
	Total Containers & Packaging	1,055,087
	Diversified Financial Services – 1.2%
19,200	ORIX Corp, (2)	274,021
	Diversified Telecommunication Services – 2.9%
10,152	AT&T Inc.	345,676
198,487	HKT Trust & HKT Ltd	317,451
	Total Diversified Telecommunication Services	663,127
	Electric Utilities – 3.6%
2,616	NextEra Energy Inc	541,957

Nuveen Santa Barbara Global Dividend Growth Fund (continued)
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	Electric Utilities (continued)
20,775	SSE PLC, (2)	$ 276,965
	Total Electric Utilities	818,922
	Electronic Equipment, Instruments & Components – 0.8%
9,400	Alps Alpine Co Ltd, (2)	171,120
	Entertainment – 1.0%
1,618	Walt Disney Co	231,390
	Equity Real Estate Investment Trust – 1.3%
5,078	CyrusOne Inc	291,477
	Food Products – 2.4%
6,341	Danone SA	550,328
	Health Care Equipment & Supplies – 2.2%
2,001	Becton Dickinson and Co	505,853
	Health Care Providers & Services – 2.3%
2,126	UnitedHealth Group Inc.	529,395
	Hotels, Restaurants & Leisure – 3.2%
6,395	Carnival PLC, (2)	288,665
16,954	Compass Group PLC, (2)	428,945
	Total Hotels, Restaurants & Leisure	717,610
	Household Products – 1.5%
4,318	Reckitt Benckiser Group PLC, (2)	333,796
	Industrial Conglomerates – 2.5%
3,337	Honeywell International Inc	575,499
	IT Services – 4.0%
2,034	Accenture PLC, Class A	391,708
3,882	Fidelity National Information Services Inc.	517,276
	Total IT Services	908,984
	Media – 3.2%
14,620	Comcast Corp, Class A	631,145
9,250	WPP PLC, (2)	108,960
	Total Media	740,105
	Oil, Gas & Consumable Fuels – 7.4%
3,718	Chevron Corp	457,723
10,900	Enbridge Inc	364,049
4,170	Phillips 66	427,675
8,406	TOTAL SA, (2)	435,684
	Total Oil, Gas & Consumable Fuels	1,685,131

Shares	Description (1)	Value
	Personal Products – 2.3%
8,845	Unilever PLC, (2)	$ 532,134
	Pharmaceuticals – 4.9%
2,668	Allergan PLC	428,214
2,350	Johnson & Johnson	306,017
4,721	Sanofi, (2)	393,410
	Total Pharmaceuticals	1,127,641
	Professional Services – 1.2%
8,678	Experian PLC, (2)	263,196
	Road & Rail – 2.1%
2,636	Union Pacific Corp	474,348
	Semiconductors & Semiconductor Equipment – 2.3%
4,168	Texas Instruments Inc	521,042
	Software – 5.6%
4,892	Microsoft Corp	666,633
4,939	SAP SE, (2)	603,724
	Total Software	1,270,357
	Specialty Retail – 1.6%
3,618	Lowe's Cos Inc	366,865
	Technology Hardware, Storage & Peripherals – 1.5%
1,618	Apple Inc	344,699
	Tobacco – 1.8%
4,786	Philip Morris International Inc	400,157
	Trading Companies & Distributors – 1.6%
18,925	ITOCHU Corp, (2)	360,346
	Wireless Telecommunication Services – 2.9%
14,000	KDDI Corp, (2)	365,281
158,003	Vodafone Group PLC, (2)	287,563
	Total Wireless Telecommunication Services	652,844
	Total Common Stocks (cost $17,175,439)	21,338,178

Shares	Description (1), (3)	Value
	EXCHANGE-TRADED FUNDS – 1.0%
3,244	iShares MSCI ACWI ETF	$ 239,277
	Total Exchange-Traded Funds (cost $242,203)	239,277
	Total Long-Term Investments (cost $17,417,642)	21,577,455

Nuveen Santa Barbara Global Dividend Growth Fund (continued)
Portfolio of Investments    July 31, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.4%
	REPURCHASE AGREEMENTS – 5.4%
$ 1,233	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/19, repurchase price $1,233,025, collateralized by $1,275,000 U.S. Treasury Notes, 1.125%, due 6/30/21, value $1,258,268	1.200%	8/01/19	$ 1,232,984
	Total Short-Term Investments (cost $1,232,984)			1,232,984
	Total Investments (cost $18,650,626) – 100.0%			22,810,439
	Other Assets Less Liabilities – (0.0)%			(5,756)
	Net Assets – 100%			$ 22,804,683
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International Inc.
See accompanying notes to financial statements.

Nuveen Santa Barbara International Dividend Growth Fund
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.0%
	COMMON STOCKS – 97.0%
	Aerospace & Defense – 4.9%
1,722	Safran SA, (2)	$ 247,212
	Automobiles – 2.9%
2,841	Daimler AG	147,484
	Banks – 8.6%
38,500	BOC Hong Kong Holdings Ltd, (2)	146,700
174,358	Lloyds Banking Group PLC, (2)	112,790
3,078	Toronto-Dominion Bank/The	179,927
	Total Banks	439,417
	Beverages – 2.4%
1,155	Heineken NV, (2)	123,918
	Biotechnology – 3.5%
7,745	Grifols SA, Class B, (2)	177,579
	Capital Markets – 2.9%
1,690	Macquarie Group Ltd, (2)	147,907
	Chemicals – 8.4%
1,592	Koninklijke DSM NV, (2)	197,230
1,192	Linde PLC, (2)	227,938
	Total Chemicals	425,168
	Containers & Packaging – 3.3%
15,777	Amcor PLC, (2)	166,941
	Diversified Financial Services – 2.4%
8,500	ORIX Corp, (2)	121,311
	Diversified Telecommunication Services – 3.8%
120,000	HKT Trust & HKT Ltd	191,923
	Electric Utilities – 4.9%
7,946	Red Electrica Corp SA, (2)	149,813
7,596	SSE PLC, (2)	101,267
	Total Electric Utilities	251,080
	Electronic Equipment, Instruments & Components – 4.1%
5,900	Alps Alpine Co Ltd, (2)	107,406

Nuveen Santa Barbara International Dividend Growth Fund (continued)
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components (continued)
2,076	Hexagon AB, (2)	$ 100,587
	Total Electronic Equipment, Instruments & Components	207,993
	Food Products – 3.8%
2,245	Danone SA	194,841
	Hotels, Restaurants & Leisure – 6.2%
2,714	Carnival PLC, (2)	122,508
7,572	Compass Group PLC, (2)	191,575
	Total Hotels, Restaurants & Leisure	314,083
	Household Products – 2.4%
1,586	Reckitt Benckiser Group PLC, (2)	122,603
	Media – 1.4%
5,902	WPP PLC, (2)	69,522
	Oil, Gas & Consumable Fuels – 6.0%
4,520	Enbridge Inc	150,963
2,976	TOTAL SA, (2)	154,247
	Total Oil, Gas & Consumable Fuels	305,210
	Personal Products – 2.7%
2,320	Unilever PLC, (2)	139,576
	Pharmaceuticals – 3.1%
1,872	Sanofi, (2)	155,997
	Professional Services – 3.0%
5,109	Experian PLC, (2)	154,952
	Real Estate Management & Development – 3.6%
69,200	CapitaLand Ltd, (2)	181,291
	Software – 3.7%
1,562	SAP SE, (2)	190,933
	Trading Companies & Distributors – 4.1%
10,900	ITOCHU Corp, (2)	207,544
	Wireless Telecommunication Services – 4.9%
5,200	KDDI Corp, (2)	135,676
62,157	Vodafone Group PLC, (2)	113,124
	Total Wireless Telecommunication Services	248,800
	Total Long-Term Investments (cost $3,961,744)	4,933,285

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.6%
	REPURCHASE AGREEMENTS – 2.6%
$ 135	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/19, repurchase price $134,809, collateralized by $140,000 U.S. Treasury Notes, 1.125%, due 6/30/21, value $138,163	1.200%	8/01/19	$ 134,805
	Total Short-Term Investments (cost $134,805)			134,805
	Total Investments (cost $4,096,549) – 99.6%			5,068,090
	Other Assets Less Liabilities – 0.4%			19,177
	Net Assets – 100%			$ 5,087,267
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
July 31, 2019
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Assets
Long-term investments, at value (cost $1,893,882,295, $17,417,642 and $3,961,744, respectively)	$3,063,867,640	$21,577,455	$4,933,285
Short-term investments, at value (cost approximates value)	107,787,970	1,232,984	134,805
Cash denominated in foreign currencies (cost $—, $3,970 and $1,520, respectively)	—	3,956	1,515
Receivable for:
Dividends	4,239,531	40,036	12,940
Interest	3,593	41	4
Investments sold	—	—	40,509
From Adviser	—	—	6,490
Reclaims	262,251	8,160	5,519
Shares sold	4,103,547	787	—
Other assets	248,943	27,939	12,119
Total assets	3,180,513,475	22,891,358	5,147,186
Liabilities
Payable for shares redeemed	6,441,498	30,064	5,213
Accrued expenses:
Custodian fees	118,896	15,342	21,348
Management fees	1,696,496	6,536	—
Professional fees	60,207	18,785	18,583
Shareholder reporting expenses	175,767	5,968	12,085
Shareholder servicing agent fees	630,101	4,592	971
Trustees fees	246,271	275	123
12b-1 distribution and service fees	545,456	4,241	1,006
Other	5,288	872	590
Total liabilities	9,919,980	86,675	59,919
Net assets	$3,170,593,495	$22,804,683	$5,087,267

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares
Net assets	$ 497,331,774	$ 7,443,675	$2,597,180
Shares outstanding	11,248,726	272,812	100,454
Net asset value ("NAV") per share	$ 44.21	$ 27.29	$ 25.85
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 46.91	$ 28.95	$ 27.43
Class C Shares
Net assets	$ 499,839,019	$ 2,565,760	$ 463,941
Shares outstanding	11,317,725	94,337	18,126
NAV and offering price per share	$ 44.16	$ 27.20	$ 25.60
Class R3 Shares
Net assets	$ 19,830,910	$ 113,348	$ 64,389
Shares outstanding	445,136	4,165	2,500
NAV and offering price per share	$ 44.55	$ 27.22	$ 25.76
Class R6 Shares
Net assets	$ 80,767,627	$ —	$ —
Shares outstanding	1,810,083	—	—
NAV and offering price per share	$ 44.62	$ —	$ —
Class I Shares
Net assets	$2,072,824,165	$12,681,900	$1,961,757
Shares outstanding	46,928,245	464,864	75,808
NAV and offering price per share	$ 44.17	$ 27.28	$ 25.88
Fund level net assets consist of:
Capital paid-in	$1,849,801,766	$18,539,873	$4,558,454
Total distributable earnings	1,320,791,729	4,264,810	528,813
Fund level net assets	$3,170,593,495	$22,804,683	$5,087,267
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Year Ended July 31, 2019
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Dividends	$ 82,400,129	$ 683,335	$ 269,479
Foreign tax withheld on dividend income	—	(17,337)	(19,818)
Total investment income	82,400,129	665,998	249,661
Expenses
Management fees	19,764,113	152,932	44,955
12b-1 service fees - Class A Shares	1,252,744	21,085	5,655
12b-1 distibution and service fees - Class C Shares	4,916,250	28,273	5,059
12b-1 distibution and service fees - Class R3 Shares	104,036	544	470
Shareholder servicing agent fees	2,330,471	15,048	3,993
Custodian fees	289,322	41,196	54,151
Professional fees	145,210	24,659	24,021
Trustees fees	108,104	708	240
Shareholder reporting expenses	316,328	11,319	2,491
Federal and state registration fees	147,035	73,982	55,971
Other	81,046	7,862	7,613
Total expenses before fee waiver/expense reimbursement	29,454,659	377,608	204,619
Fee waiver/expense reimbursement	—	(133,754)	(136,412)
Net expenses	29,454,659	243,854	68,207
Net investment income (loss)	52,945,470	422,144	181,454
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	211,040,439	211,646	(109,883)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	64,548,378	(197,027)	82,041
Net realized and unrealized gain (loss)	275,588,817	14,619	(27,842)
Net increase (decrease) in net assets from operations	$328,534,287	$ 436,763	$ 153,612
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth
	Year Ended 7/31/19	Year Ended(1) 7/31/18	Year Ended 7/31/19	Year Ended(1) 7/31/18
Operations
Net investment income (loss)	$ 52,945,470	$ 44,944,869	$ 422,144	$ 363,473
Net realized gain (loss) from investments and foreign currency	211,040,439	139,703,865	211,646	550,982
Change in net unrealized appreciation (depreciation) of investments and foreign currency	64,548,378	229,450,418	(197,027)	1,137,702
Net increase (decrease) in net assets from operations	328,534,287	414,099,152	436,763	2,052,157
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(28,877,572)	(20,248,969)	(360,266)	(856,820)
Class C Shares	(25,625,903)	(18,414,820)	(101,651)	(369,745)
Class R3 Shares	(1,277,583)	(943,764)	(4,431)	(13,486)
Class R6 Shares	(4,458,367)	(2,687,956)	—	—
Class I Shares	(137,705,032)	(92,240,199)	(466,465)	(1,291,287)
Class T Shares(4)	—	(1,176)	—	—
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Class T Shares(4)	—	—	—	—
Decrease in net assets from distributions to shareholders	(197,944,457)	(134,536,884)	(932,813)	(2,531,338)
Fund Share Transactions
Fund reorganization(5)	118,099,400	—	—	—
Proceeds from sale of shares	763,941,062	757,973,776	6,972,470	10,932,569
Proceeds from shares issued to shareholders due to reinvestment of distributions	118,123,949	79,593,134	871,938	2,338,493
	1,000,164,411	837,566,910	7,844,408	13,271,062
Cost of shares redeemed	(1,135,022,065)	(802,286,407)	(6,938,670)	(8,354,582)
Net increase (decrease) in net assets from Fund share transactions	(134,857,654)	35,280,503	905,738	4,916,480
Net increase (decrease) in net assets	(4,267,824)	314,842,771	409,688	4,437,299
Net assets at the beginning of period	3,174,861,319	2,860,018,548	22,394,995	17,957,696
Net assets at the end of period	$ 3,170,593,495	$3,174,861,319	$22,804,683	$22,394,995

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 10 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds' distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended July 31, 2018, Santa Barbara Dividend Growth's and Santa Barbara Global Dividend Growth's distributions to shareholders were paid from net investment income and accumulated net realized gains, while Santa Barbara International Dividend Growth's distributions were paid from net investment income.
(4)	Class T Shares were not available for public offering.
(5)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganization and Note 9 – Fund Reorganization for further details.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Santa Barbara International Dividend Growth
	Year Ended 7/31/19	Year Ended(1) 7/31/18
Operations
Net investment income (loss)	$ 181,454	$ 126,566
Net realized gain (loss) from investments and foreign currency	(109,883)	(20,835)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	82,041	88,893
Net increase (decrease) in net assets from operations	153,612	194,624
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(86,491)	(50,524)
Class C Shares	(12,896)	(13,476)
Class R3 Shares	(2,401)	(2,206)
Class R6 Shares	—	—
Class I Shares	(96,855)	(62,379)
Class T Shares(4)	—	—
Return of capital:
Class A Shares	(10,689)	—
Class C Shares	(2,390)	—
Class R3 Shares	(444)	—
Class R6 Shares	—	—
Class I Shares	(16,453)	—
Class T Shares(4)	—	—
Decrease in net assets from distributions to shareholders	(228,619)	(128,585)
Fund Share Transactions
Fund reorganization(5)	—	—
Proceeds from sale of shares	5,512,690	2,256,193
Proceeds from shares issued to shareholders due to reinvestment of distributions	174,496	93,636
	5,687,186	2,349,829
Cost of shares redeemed	(5,643,927)	(2,746,950)
Net increase (decrease) in net assets from Fund share transactions	43,259	(397,121)
Net increase (decrease) in net assets	(31,748)	(331,082)
Net assets at the beginning of period	5,119,015	5,450,097
Net assets at the end of period	$ 5,087,267	$ 5,119,015

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 10 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds' distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended July 31, 2018, Santa Barbara Dividend Growth's and Santa Barbara Global Dividend Growth's distributions to shareholders were paid from net investment income and accumulated net realized gains, while Santa Barbara International Dividend Growth's distributions were paid from net investment income.
(4)	Class T Shares were not available for public offering.
(5)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganization and Note 9 – Fund Reorganization for further details.
See accompanying notes to financial statements.

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Financial Highlights
Santa Barbara Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/06)
2019	$42.61	$0.65	$3.49	$4.14	$(0.60)	$(1.94)	$(2.54)	$44.21
2018	38.84	0.58	4.98	5.56	(0.56)	(1.23)	(1.79)	42.61
2017	35.52	0.58	3.30	3.88	(0.56)	—	(0.56)	38.84
2016	36.39	0.53	0.55	1.08	(0.53)	(1.42)	(1.95)	35.52
2015	34.21	0.49	3.25	3.74	(0.50)	(1.06)	(1.56)	36.39
Class C (03/06)
2019	42.53	0.34	3.49	3.83	(0.26)	(1.94)	(2.20)	44.16
2018	38.77	0.27	4.98	5.25	(0.26)	(1.23)	(1.49)	42.53
2017	35.46	0.30	3.30	3.60	(0.29)	—	(0.29)	38.77
2016	36.33	0.27	0.55	0.82	(0.27)	(1.42)	(1.69)	35.46
2015	34.16	0.22	3.24	3.46	(0.23)	(1.06)	(1.29)	36.33
Class R3 (03/09)
2019	42.89	0.55	3.52	4.07	(0.47)	(1.94)	(2.41)	44.55
2018	39.09	0.48	5.02	5.50	(0.47)	(1.23)	(1.70)	42.89
2017	35.79	0.49	3.33	3.82	(0.52)	—	(0.52)	39.09
2016	36.65	0.44	0.57	1.01	(0.45)	(1.42)	(1.87)	35.79
2015	34.45	0.41	3.26	3.67	(0.41)	(1.06)	(1.47)	36.65
Class R6 (03/13)
2019	43.03	0.78	3.54	4.32	(0.79)	(1.94)	(2.73)	44.62
2018	39.19	0.70	5.04	5.74	(0.67)	(1.23)	(1.90)	43.03
2017	35.81	0.70	3.34	4.04	(0.66)	—	(0.66)	39.19
2016	36.64	0.64	0.57	1.21	(0.62)	(1.42)	(2.04)	35.81
2015	34.42	0.61	3.26	3.87	(0.59)	(1.06)	(1.65)	36.64
Class I (03/06)
2019	42.64	0.75	3.49	4.24	(0.77)	(1.94)	(2.71)	44.17
2018	38.87	0.68	4.99	5.67	(0.67)	(1.23)	(1.90)	42.64
2017	35.54	0.66	3.32	3.98	(0.65)	—	(0.65)	38.87
2016	36.41	0.61	0.55	1.16	(0.61)	(1.42)	(2.03)	35.54
2015	34.23	0.58	3.25	3.83	(0.59)	(1.06)	(1.65)	36.41

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

10.29%	$ 497,332	0.96%	1.57%	31%
14.56	464,170	0.96	1.42	28
11.04	449,109	0.97	1.61	22
3.47	667,299	0.99	1.57	28
11.21	700,058	1.00	1.37	28

9.46	499,839	1.71	0.82	31
13.70	491,639	1.71	0.67	28
10.21	507,089	1.72	0.83	22
2.69	556,889	1.74	0.81	28
10.37	533,430	1.75	0.62	28

10.01	19,831	1.21	1.32	31
14.27	23,080	1.21	1.17	28
10.77	22,881	1.22	1.33	22
3.22	21,662	1.24	1.30	28
10.92	17,046	1.25	1.14	28

10.66	80,768	0.65	1.88	31
14.91	64,717	0.64	1.69	28
11.41	26,984	0.65	1.91	22
3.80	35,219	0.66	1.89	28
11.57	32,186	0.67	1.70	28

10.57	2,072,824	0.71	1.82	31
14.84	2,131,227	0.71	1.66	28
11.34	1,853,930	0.72	1.81	22
3.73	1,483,520	0.74	1.82	28
11.48	1,483,962	0.75	1.62	28
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Santa Barbara Global Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/12)
2019	$27.81	$0.52	$ 0.10	$ 0.62	$(0.56)	$(0.58)	$(1.14)	$27.29
2018	28.67	0.48	2.34	2.82	(0.43)	(3.25)	(3.68)	27.81
2017	26.65	0.51	2.53	3.04	(0.99)	(0.03)	(1.02)	28.67
2016	26.90	0.43	(0.31)	0.12	(0.37)	—	(0.37)	26.65
2015	25.63	0.48	1.60	2.08	(0.51)	(0.30)	(0.81)	26.90
Class C (06/12)
2019	27.73	0.31	0.10	0.41	(0.36)	(0.58)	(0.94)	27.20
2018	28.59	0.26	2.35	2.61	(0.22)	(3.25)	(3.47)	27.73
2017	26.57	0.32	2.51	2.83	(0.78)	(0.03)	(0.81)	28.59
2016	26.87	0.25	(0.33)	(0.08)	(0.22)	—	(0.22)	26.57
2015	25.61	0.28	1.60	1.88	(0.32)	(0.30)	(0.62)	26.87
Class R3 (06/12)
2019	27.74	0.45	0.10	0.55	(0.49)	(0.58)	(1.07)	27.22
2018	28.61	0.40	2.34	2.74	(0.36)	(3.25)	(3.61)	27.74
2017	26.62	0.45	2.52	2.97	(0.95)	(0.03)	(0.98)	28.61
2016	26.89	0.37	(0.32)	0.05	(0.32)	—	(0.32)	26.62
2015	25.62	0.39	1.62	2.01	(0.44)	(0.30)	(0.74)	26.89
Class I (06/12)
2019	27.81	0.58	0.10	0.68	(0.63)	(0.58)	(1.21)	27.28
2018	28.67	0.53	2.36	2.89	(0.50)	(3.25)	(3.75)	27.81
2017	26.65	0.60	2.50	3.10	(1.05)	(0.03)	(1.08)	28.67
2016	26.91	0.55	(0.38)	0.17	(0.43)	—	(0.43)	26.65
2015	25.64	0.50	1.64	2.14	(0.57)	(0.30)	(0.87)	26.91

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.58%	$ 7,444	1.77%	1.33%	1.15%	1.94%	22%
10.35	8,961	1.88	0.99	1.15	1.73	48
11.55	6,188	1.25	1.78	1.15	1.88	33
0.51	6,861	1.81	1.16	1.27	1.71	19
8.28	5,330	2.94	0.24	1.38	1.81	24

1.81	2,566	2.52	0.54	1.90	1.17	22
9.55	3,278	2.63	0.20	1.90	0.93	48
10.75	2,856	2.00	1.08	1.90	1.18	33
(0.25)	2,116	2.55	0.47	2.02	1.00	19
7.47	1,512	3.69	(0.51)	2.13	1.06	24

2.36	113	2.02	1.07	1.40	1.69	22
10.06	108	2.13	0.69	1.40	1.42	48
11.30	100	1.50	1.57	1.40	1.67	33
0.24	80	2.07	0.91	1.52	1.46	19
8.01	69	3.16	(0.06)	1.63	1.47	24

2.84	12,682	1.52	1.57	0.90	2.19	22
10.63	10,049	1.61	1.19	0.90	1.90	48
11.83	8,813	1.01	2.09	0.90	2.20	33
0.73	53,796	1.13	2.04	1.01	2.16	19
8.55	2,581	2.64	0.40	1.14	1.91	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Santa Barbara International Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (06/12)
2019	$27.30	$0.62	$(1.05)	$(0.43)	$(0.90)	$ —	$(0.12)	$(1.02)	$25.85
2018	26.90	0.59	0.45	1.04	(0.64)	—	—	(0.64)	27.30
2017	24.85	0.73	2.10	2.83	(0.78)	—	—	(0.78)	26.90
2016	26.35	0.51	(1.55)	(1.04)	(0.46)	—	—	(0.46)	24.85
2015	26.46	0.49	(0.03)	0.46	(0.49)	(0.06)	(0.02)	(0.57)	26.35
Class C (06/12)
2019	27.02	0.37	(0.97)	(0.60)	(0.70)	—	(0.12)	(0.82)	25.60
2018	26.67	0.42	0.40	0.82	(0.47)	—	—	(0.47)	27.02
2017	24.64	0.58	2.04	2.62	(0.59)	—	—	(0.59)	26.67
2016	26.18	0.30	(1.52)	(1.22)	(0.32)	—	—	(0.32)	24.64
2015	26.33	0.27	—*	0.27	(0.34)	(0.06)	(0.02)	(0.42)	26.18
Class R3 (06/12)
2019	27.20	0.52	(1.00)	(0.48)	(0.84)	—	(0.12)	(0.96)	25.76
2018	26.81	0.57	0.40	0.97	(0.58)	—	—	(0.58)	27.20
2017	24.80	0.70	2.06	2.76	(0.75)	—	—	(0.75)	26.81
2016	26.31	0.42	(1.51)	(1.09)	(0.42)	—	—	(0.42)	24.80
2015	26.44	0.38	0.01	0.39	(0.44)	(0.06)	(0.02)	(0.52)	26.31
Class I (06/12)
2019	27.33	0.89	(1.25)	(0.36)	(0.97)	—	(0.12)	(1.09)	25.88
2018	26.93	0.71	0.40	1.11	(0.71)	—	—	(0.71)	27.33
2017	24.88	0.89	2.01	2.90	(0.85)	—	—	(0.85)	26.93
2016	26.37	0.47	(1.45)	(0.98)	(0.51)	—	—	(0.51)	24.88
2015	26.47	0.52	—*	0.52	(0.54)	(0.06)	(0.02)	(0.62)	26.37

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(1.56)%	$2,597	3.29%	0.24%	1.15%	2.39%	101%
3.92	2,049	3.56	(0.27)	1.15	2.14	31
11.65	2,132	4.53	(0.45)	1.15	2.92	25
(3.87)	1,885	5.61	(2.26)	1.27	2.08	53
1.86	1,077	5.58	(2.29)	1.37	1.91	15

(2.24)	464	4.05	(0.71)	1.90	1.43	101
3.13	636	4.33	(0.88)	1.90	1.55	31
10.81	785	5.19	(0.98)	1.90	2.31	25
(4.60)	580	6.33	(3.06)	2.02	1.25	53
1.12	419	6.30	(3.12)	2.13	1.05	15

(1.79)	64	3.55	(0.14)	1.40	2.01	101
3.66	104	3.83	(0.36)	1.40	2.07	31
11.36	102	4.76	(0.57)	1.40	2.79	25
(4.10)	93	5.96	(2.72)	1.52	1.72	53
1.59	66	5.85	(2.75)	1.63	1.47	15

(1.30)	1,962	3.05	1.24	0.90	3.40	101
4.18	2,330	3.32	0.15	0.90	2.58	31
11.92	2,431	4.14	0.28	0.90	3.52	25
(3.64)	1,310	5.43	(2.47)	1.03	1.93	53
2.09	2,165	5.35	(2.22)	1.13	2.00	15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”) and Nuveen Santa Barbara International Dividend Growth Fund (“Santa Barbara International Dividend Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is July 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2019 (“the current fiscal period”).
Investment Adviser
The Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), is a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC ("Santa Barbara"), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolios of the Funds.
Investment Objectives
Each Fund's investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation.
The Funds' most recent prospectus provides further descriptions of each Fund's investment objective, principal strategies and principal risks.
Fund Reorganization
The reorganization of Nuveen Symphony Low Volatility Equity Fund (the “Target Fund”) into Santa Barbara Dividend Growth (the “Acquiring Fund”) (the "Reorganization") became effective at the close of business on August 24, 2018.
Upon the closing of the Reorganization, the Target Fund transferred all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund Shares of equal value. Shares of the Acquiring Fund were then distributed to shareholders of the Target Fund and the Target Fund was terminated. As a result of the Reorganization, shareholders of the Target Fund became shareholders of the Acquiring Fund. The shareholders of the Target Fund received Acquiring Fund shares with a total value equal to the total value of their Target Fund shares immediately prior to the closing of the Reorganization.
For accounting and performance reporting purposes, the Acquiring Fund is the survivor. Details of the Reorganization are further described in Note 9  –  Fund Reorganizations.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

Notes to Financial Statements (continued)
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3  –  Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued, at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$3,063,867,640	$ —	$ —	$3,063,867,640
Short-Term Investments:
Repurchase Agreements	—	107,787,970	—	107,787,970
Total	$3,063,867,640	$107,787,970	$ —	$3,171,655,610

Santa Barbara Global Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$13,681,196	$7,656,982**	$ —	$21,338,178
Exchange-Traded Funds	239,277	—	—	239,277
Short-Term Investments:
Repurchase Agreements	—	1,232,984	—	1,232,984
Total	$13,920,473	$8,889,966	$ —	$22,810,439

Santa Barbara International Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$865,138	$4,068,147**	$ —	$4,933,285
Short-Term Investments:
Repurchase Agreements	—	134,805	—	134,805
Total	$865,138	$4,202,952	$ —	$5,068,090

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, the Fund's investments in non-U.S. securities were as follows:

Notes to Financial Statements (continued)
Santa Barbara Global Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$2,527,468	11.1%
France	1,860,351	8.1
Japan	1,170,768	5.1
Australia	975,032	4.3
Canada	849,233	3.7
Germany	838,214	3.7
China	471,346	2.1
Hong Kong	317,451	1.4
Netherlands	309,956	1.4
Total non-U.S. securities	$9,319,819	40.9%

Santa Barbara International Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$1,233,347	24.2%
France	752,297	14.8
Japan	571,937	11.2
Germany	338,417	6.6
Canada	330,890	6.5
Spain	327,392	6.4
Netherlands	321,148	6.3
Australia	314,848	6.2
Hong Kong	191,923	3.8
Other	428,578	8.5
Total non-U.S. securities	$4,810,777	94.5%
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Santa Barbara Dividend Growth	Fixed Income Clearing Corporation	$107,787,970	$(107,787,970)	$ —
Santa Barbara Global Dividend Growth	Fixed Income Clearing Corporation	1,232,984	(1,232,984)	—
Santa Barbara International Dividend Growth	Fixed Income Clearing Corporation	134,805	(134,805)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:

Notes to Financial Statements (continued)
	Year Ended 7/31/19		Year Ended 7/31/18
Santa Barbara Dividend Growth	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	618,889	$ 25,903,284	—	$ —
Class C	396,600	16,572,864	—	—
Class R3	—	—	—	—
Class R6	385,191	16,265,390	—	—
Class I	1,419,272	59,357,862	—	—
Class T(2)	—	—	—	—
Shares sold:
Class A	3,998,692	163,105,282	2,379,283	97,483,729
Class A – automatic conversion of Class C Shares	719	29,545	21,093	871,770
Class C	1,701,628	69,066,031	1,343,008	54,961,180
Class R3	96,536	3,972,600	114,672	4,765,802
Class R6	424,838	17,919,329	938,701	37,876,488
Class I	12,553,549	509,848,275	13,707,815	562,014,807
Class T(2)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	494,024	20,222,690	336,577	13,787,654
Class C	386,322	15,838,543	283,985	11,630,477
Class R3	23,337	966,054	16,556	682,881
Class R6	105,270	4,349,201	63,558	2,628,118
Class I	1,872,421	76,747,461	1,241,230	50,864,004
Class T(2)	—	—	—	—
	24,477,288	1,000,164,411	20,446,478	837,566,910
Shares redeemed:
Class A	(4,757,091)	(197,216,143)	(3,405,684)	(139,955,968)
Class C	(2,725,414)	(111,941,823)	(3,124,405)	(127,398,142)
Class C – automatic conversion to Class A Shares	(720)	(29,545)	(21,118)	(871,770)
Class R3	(212,877)	(8,829,344)	(178,445)	(7,343,312)
Class R6	(609,045)	(26,099,402)	(186,956)	(7,767,608)
Class I	(18,897,878)	(790,879,673)	(12,664,036)	(518,949,607)
Class T(2)	(656)	(26,135)	—	—
	(27,203,681)	(1,135,022,065)	(19,580,644)	(802,286,407)
Net increase (decrease)	(2,726,393)	$ (134,857,654)	865,834	$ 35,280,503

(1)	Refer to Note 9 - Fund Reorganization for further details.
(2)	Class T Shares were not available for public offering.

	Year Ended 7/31/19		Year Ended 7/31/18
Santa Barbara Global Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	65,001	$ 1,714,392	112,084	$ 3,120,972
Class A – automatic conversion of Class C Shares	200	5,574	—	—
Class C	10,957	294,620	35,271	983,613
Class R3	243	6,736	246	7,221
Class I	183,658	4,951,148	236,692	6,820,763
Shares issued to shareholders due to reinvestment of distributions:
Class A	14,094	357,412	31,245	847,617
Class C	3,933	98,315	13,241	357,447
Class R3	69	1,746	165	4,462
Class I	16,338	414,465	41,545	1,128,967
	294,493	7,844,408	470,489	13,271,062
Shares redeemed:
Class A	(128,695)	(3,392,484)	(36,938)	(1,054,343)
Class C	(38,574)	(1,022,197)	(30,191)	(831,231)
Class C – automatic conversion to Class A Shares	(201)	(5,574)	—	—
Class R3	(28)	(745)	(26)	(733)
Class I	(96,509)	(2,517,670)	(224,269)	(6,468,275)
	(264,007)	(6,938,670)	(291,424)	(8,354,582)
Net increase (decrease)	30,486	$ 905,738	179,065	$ 4,916,480

	Year Ended 7/31/19		Year Ended 7/31/18
Santa Barbara International Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	40,038	$ 1,010,746	36,765	$ 1,017,942
Class C	—	—	8,842	240,035
Class R3	—	—	—	—
Class I	173,348	4,501,944	36,345	998,216
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,614	94,617	1,816	48,921
Class C	481	12,505	446	11,870
Class R3	17	454	28	756
Class I	2,561	66,920	1,189	32,089
	220,059	5,687,186	85,431	2,349,829
Shares redeemed:
Class A	(18,263)	(469,306)	(42,782)	(1,174,369)
Class C	(5,874)	(149,474)	(15,214)	(411,818)
Class R3	(1,341)	(34,984)	—	—
Class I	(185,347)	(4,990,163)	(42,535)	(1,160,763)
	(210,825)	(5,643,927)	(100,531)	(2,746,950)
Net increase (decrease)	9,234	$ 43,259	(15,100)	$ (397,121)
5.  Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Purchases	$ 974,798,256	$4,882,823	$5,820,268
Sales	1,436,966,372	4,629,035	5,833,170
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of July 31, 2019.
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Tax cost of investments	$2,008,423,972	$18,773,201	$4,224,629
Gross unrealized:
Appreciation	$1,183,254,574	$ 4,967,309	$1,068,588
Depreciation	(20,022,936)	(930,071)	(225,127)
Net unrealized appreciation (depreciation) of investments	$1,163,231,638	$ 4,037,238	$ 843,461

Notes to Financial Statements (continued)
Permanent differences, primarily due to tax equalization, foreign currency transactions, distribution reallocations, reorganization adjustments and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2019, the Funds’ tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2019, the Funds' tax year end, were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Undistributed net ordinary income[1]	$ 6,442,474	$ 1,550	$ —
Undistributed net long-term capital gains	151,117,617	226,798	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended July 31, 2019 and July 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$ 52,252,095	$541,657	$198,643
Distributions from net long-term capital gains	145,692,362	391,156	—
Return of capital	—	—	29,976

2018	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$47,456,844	$ 896,359	$128,585
Distributions from net long-term capital gains	87,080,040	1,634,979	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2019, the Funds’ tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Santa Barbara International Dividend Growth
Not subject to expiration:
Short-term	$ —
Long-term	298,388
Total	$298,388
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:
Santa Barbara International Dividend Growth
Post-October capital losses[2]	$ —
Late-year ordinary losses[3]	15,730

[2]	Capital losses incurred from November 1, 2018 through July 31, 2019, the Funds' tax year end.
[3]	Ordinary losses incurred from January 1, 2019 through July 31, 2019 and/or specified losses incurred from November 1, 2018 through July 31, 2019.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
For the first $125 million	0.5000%	0.5500%	0.5500%
For the next $125 million	0.4875	0.5375	0.5375
For the next $250 million	0.4750	0.5250	0.5250
For the next $500 million	0.4625	0.5125	0.5125
For the next $1 billion	0.4500	0.5000	0.5000
For the next $3 billion	0.4250	0.4750	0.4750
For the next $2.5 billion	0.4000	0.4500	0.4500
For the next $2.5 billion	0.3875	0.4375	0.4375
For net assets over $10 billion	0.3750	0.4250	0.4250
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2019, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Santa Barbara Dividend Growth	0.1580%
Santa Barbara Global Dividend Growth	0.1573%
Santa Barbara International Dividend Growth	0.1573%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Notes to Financial Statements (continued)
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	N/A	N/A	1.25%
Santa Barbara Global Dividend Growth	0.94%	July 31, 2021	N/A
Santa Barbara International Dividend Growth	0.94%	July 31, 2021	N/A
N/A - Not Applicable.
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Sales charges collected (Unaudited)	$949,896	$15,118	$2,851
Paid to financial intermediaries (Unaudited)	842,805	13,378	2,746
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Commission advances (Unaudited)	$596,214	$3,810	$1,755
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
12b-1 fees retained (Unaudited)	$514,615	$5,329	$798
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
CDSC retained (Unaudited)	$42,070	$348	$207
As of the end of the reporting period, Nuveen owned shares of the following Funds as follows:
	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares	2,500	2,500
Class C Shares	2,500	2,500
Class R3 Shares	2,500	2,500
Class I Shares	42,500	42,500

8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Fund Reorganization
The Reorganization as previously described in Note 1  –  General Information and Significant Accounting Policies, Fund Reorganization, was structured to qualify as a tax-free reorganization under the Internal Revenue Code for the federal income tax purposes, and the Target Fund’s shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of Reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. Such distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.
Investments of the Target Funds
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Fund as of the date of Reorganization were as follows:
Nuveen Symphony Low Volatility Equity Fund
Cost of Investments	$115,546,047
Fair value of Investments	124,311,103
Net unrealized appreciation (depreciation) of Investments	8,765,056
For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Share Transactions
For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and NAV per share immediately prior to and after the Reorganization are as follows:
Target Fund - Prior to the Reorganization	Shares Outstanding	Net Assets	NAV per Share
Nuveen Symphony Low Volatility Equity Fund
Class A	1,055,786	$25,903,284	$24.53
Class C	707,357	16,572,864	23.43
Class R6	660,217	16,265,390	24.64
Class I	2,416,086	59,357,862	24.57

Notes to Financial Statements (continued)
Acquiring Fund - Prior to the Reorganization	Shares Outstanding	Net Assets	NAV per Share
Santa Barbara Dividend Growth
Class A	11,199,267	$ 468,739,513	$41.85
Class C	11,918,725	498,052,856	41.79
Class R3	561,766	23,687,161	42.17
Class R6	1,548,683	65,395,778	42.23
Class I	51,113,129	2,137,695,531	41.82
Class T	656	27,495	41.89

Acquiring Fund - After the Reorganization	Shares Outstanding	Net Assets	NAV per Share
Santa Barbara Dividend Growth
Class A	11,818,156	$ 494,642,797	$41.85
Class C	12,315,325	514,625,720	41.79
Class R3	561,765	23,687,161	42.17
Class R6	1,933,875	81,661,168	42.23
Class I	52,532,401	2,197,053,393	41.82
Class T	656	27,495	41.89
Pro Forma Results of Operations
The beginning of the current fiscal period for Nuveen Symphony Low Volatility Equity Fund was October 1, 2017. Assuming the Reorganization had been completed on August 1, 2018, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the current fiscal period are as follows:
Pro Forma Results	Santa Barbara Dividend Growth
Net investment income (loss)	$ 53,829,915
Net realized and change in unrealized gains (losses)	296,304,992
Change in net assets resuliting from operations	350,134,908
Because the combined investment portfolio for the Reorganization has been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations for the Acquiring Fund since the Reorganization was consummated.
Cost and Expenses
In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as a component of "Other accrued expenses" on the Statement of Assets and Liabilities and “Other expenses” on the Statement of Operations, where applicable.
10.  New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

The Funds' distributions from the prior fiscal period were paid from net investment income unless indicated in the following table.
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth
From net investment income:
Class A Shares	$ (6,398,924)	$ (122,530)
Class C Shares	(3,211,120)	(25,682)
Class R3 Shares	(263,345)	(1,364)
Class R6 Shares	(955,761)	—
Class I Shares	(32,925,720)	(195,782)
Class T Shares(1)	(370)	—
From accumulated net realized gains:
Class A Shares	(13,850,045)	(734,290)
Class C Shares	(15,203,700)	(344,063)
Class R3 Shares	(680,419)	(12,122)
Class R6 Shares	(1,732,195)	—
Class I Shares	(59,314,479)	(1,095,505)
Class T Shares(1)	(806)	—
Total distributions to shareholders:
Class A Shares	(20,248,969)	(856,820)
Class C Shares	(18,414,820)	(369,745)
Class R3 Shares	(943,764)	(13,486)
Class R6 Shares	(2,687,956)	—
Class I Shares	(92,240,199)	(1,291,287)
Class T Shares(1)	(1,176)	—

(1)	Class T Shares were not available for public offering.
In addition, as of July 31, 2018, the Funds' Statement of Changes in Net Assets reflected the following UNII balances.
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
UNII at the end of period	$4,531,406	$39,407	$(5,258)
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
11.  Subsequent Events
Complex-Level Management Fee
Effective August 1, 2019 (subsequent to the close of the reporting period), “eligible assets” of the complex-level management fee will include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Santa Barbara Asset
Management, LLC
2049 Century Park East, 17th Floor
Los Angeles, CA 90067
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: Santa Barbara Global Dividend Growth and Santa Barbara International Dividend Growth paid qualifying foreign taxes of $17,337 and $19,818, respectively, and earned $405,599 and $265,107 of foreign source income, respectively, during the fiscal year ended July 31, 2019. Pursuant to Section 853 of the Internal Revenue Code, Santa Barbara Global Dividend Growth and Santa Barbara International Dividend Growth hereby designate $0.02 and $0.10 per share as foreign taxes paid, respectively, and $0.49 and $1.35 per share as income earned from foreign sources, respectively, for the fiscal year ended July 31, 2019. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gain Distributions: The following Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2019:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth
Long-Term Capital Gain Dividends	$166,464,033	$391,156
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
% of QDI	100.0%	100.0%	100.0%
% of DRD	100.0%	45.3%	0.0%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Global Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI World Index: The MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Santa Barbara Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub- advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one- , three- and five- year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
For Nuveen Santa Barbara Dividend Growth Fund, the Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one- and three-year periods and second quartile for the five-year period. Although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods, the Fund outperformed its benchmark for the one-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Santa Barbara Global Dividend Growth Fund (the “Global Dividend Growth Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one- , three- and five- year periods, the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods and the first quartile for the five-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Santa Barbara International Dividend Growth Fund (the “International Dividend Growth Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods. In addition, although the Fund’s performance was below the performance of its benchmark for the three- and five- year periods, the Fund outperformed its benchmark for the one-year period. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages. In addition, the Board noted that both the Global Dividend Growth Fund and the International Dividend Growth Fund did not incur a management fee after fee waivers and expense reimbursements for the last fiscal year. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts; and foreign investment companies offered by Nuveen. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser.

In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex-level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the temporary or permanent expense cap applicable to each Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	163
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	163

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	163
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	163
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President's Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	163
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	163
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	163
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	161

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)          Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-SBGDG-0719P944379-INV-Y-09/20

Mutual Funds
31 July
2019
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Emerging Markets Equity Fund	NEKAX	NEKCX	—	NEKFX	NEKIX
Nuveen International Growth Fund	NBQAX	NBQCX	NBQBX	NBQFX	NBQIX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chairman’s Letter to Shareholders
Dear Shareholders,
In recent months, economic pessimism has been rising. An unexpected escalation in U.S.- China trade tensions and an unpredictable Brexit outcome top the list of geopolitical concerns. Global macroeconomic data shows a further moderation in growth as a result of weaker export and manufacturing activity across the U.S., Europe and Asia. Notably, in the U.S., some of the more historically reliable leading economic indicators have turned bearish. Although these indicators do not predict the timing of an economic downturn, an inverted yield curve, which occurs when yields on long-term Treasury bonds fall below those of short-term Treasury bonds, and contracting manufacturing activity have preceded past U.S. recessions. U.S. economic growth forecasts and corporate earnings outlooks continue to be downgraded. In this environment, equity market volatility has increased while safe-haven assets, including government bonds and gold, have rallied strongly.
While these conditions have contributed to the market’s anxiety and certainly merit watching, it appears the likelihood of a near-term recession remains low. Consumer spending, buoyed by historically low unemployment and modest wage growth, has powered the economic recovery, even as business investment has been lackluster. Additionally, the sectors directly hit by trade, namely manufacturing and commodity-related businesses, represent a much smaller share of the overall economy than in the past. Central bank efforts to extend the economic cycle with lower interest rates encourages business and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Recession is not necessarily imminent if these factors can provide the economy with a measure of resilience, sustaining growth at a more subdued pace.
Outside the U.S., central banks and governments have been easing monetary conditions and rolling out fiscal spending programs to buffer slowing growth. The European Central Bank is widely expected to announce a stimulus plan at its September meeting, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy. Until there is more clarity on trade, however, the markets may experience bouts of risk-on, risk-off sentiment.
The opportunity set may be narrower, but there may still be scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

4

Sincerely,
Terence J. Toth
Chairman of the Board
September 24, 2019
5

Portfolio Managers’
Comments
Nuveen Emerging Markets Equity Fund
Nuveen International Growth Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen, LLC. Reed D. Walters and David H. Lund, CFA have served as portfolio managers for the Nuveen Emerging Markets Equity Fund since its inception in November 2018. Reed D. Walters and Joseph R. O’Flaherty have served as portfolio managers for the Nuveen International Growth Fund since 2017.
On the following pages, the portfolio managers discuss economic and domestic and global market conditions, key investment strategies and the twelve-month performance for the Nuveen International Growth Fund and the abbreviated reporting period for the Nuveen Emerging Markets Equity Fund’s commencement of operations on November 27, 2018 through July 31, 2019.
What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended July 31, 2019?
The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. The Bureau of Economic Analysis “second” estimate of gross domestic product (GDP) growth came in at 2.0% (annualized) for the second quarter of 2019, a notable slowdown from 3.1% annualized growth in the first quarter of the year and below the 2.5% growth rate achieved in 2018. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Strong consumer and government spending in the April to June 2019 quarter helped sustain the economy’s growth trend, despite weaker exports and reduced business investment.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in July 2019 from 3.9% in July 2018 and job gains averaged around 187,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.2% in July 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended July 31, 2019 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.1% year-over-year in June 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.8% and 2.1%, respectively.
As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019 and September 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate and that it will stop shrinking its bond portfolio sooner than scheduled. Markets initially registered disappointment with the Fed’s explanation that the rate cut was a “mid-cycle adjustment,” rather than a prolonged easing period.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
6

During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. The July negotiations ended without an agreement, and President Trump announced a 10% tariff on the remaining $300 billion worth of Chinese imports effective in September. (Subsequent to the close of the reporting period, he said the tariffs would be postponed until mid-December). Additionally, the U.S. administration walked back its ban on U.S. companies doing business with Chinese tech giant Huawei. The agreed-upon trade deal between the U.S., Mexico and Canada to replace the North American Free Trade Agreement has yet to be ratified by the national congresses, while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Markets grew increasingly worried that trade conflicts would dampen already slowing global growth, as negative sentiment could inhibit business, consumer and investor confidence and spending.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline. The European Union extended the deadline to October 31, 2019, and Prime Minister May resigned effective June 7, 2019. As widely expected, Brexit hardliner Boris Johnson was voted leader of the Conservative Party and assumed premiership. Europe also contended with Italy’s eurosceptic coalition government and its challenging fiscal condition, the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. (Subsequent to the close of the reporting period, Italy’s Prime Minister unexpectedly resigned amid a growing rift with the coalition government over key domestic and fiscal policies.)
Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s upcoming presidential election. (After the close of the reporting period, President Macri, who is considered the market-friendly candidate, suffered a surprising defeat in Argentina’s August primary vote.) In the U.K., the possibility of a no-deal Brexit increased under new Prime Minister Boris Johnson. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
Risk-off sentiment dampened emerging market equities in the twelve-month reporting period. Persistent trade worries and the impact to Asian economies, in particular, along with an array of local, idiosyncratic risks weighed on emerging market share prices and triggered volatility in some emerging market currencies. However, central bank actions provided some relief. Several emerging market central banks reduced their benchmark rates amid waning economic growth and moderating inflation pressures, while expectations increased that the U.S. Fed and the European Central Bank would begin easing monetary conditions in the second half of 2019.
Nuveen Emerging Markets Equity Fund
How did the Fund perform during the abbreviated reporting period ended July 31, 2019?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the since inception period ended July 31, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the MSCI Emerging Markets Index and the Lipper classification average during the abbreviated reporting period. A more detailed account of the Fund’s performance is provided later in this report.
What strategies were used to manage the Fund during the abbreviated reporting period ended July 31, 2019 and how did these strategies influence performance?
The strategy seeks long-term capital appreciation by investing in high quality, growth-oriented emerging market companies, diversified by country, sector and market cap. A thematic, cross-border approach identifies companies exhibiting strong forward-looking growth catalysts and attractive valuations.
Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of emerging market issuers. The Fund will classify securities as those of an emerging market (EM) issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security trades, the location from which the ma-
7

Portfolio Managers’ Comments (continued)
jority of the issuer’s revenue comes and the issuer’s reporting currency. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). The Fund seeks to invest in high quality companies with strong relative earnings growth, attractive relative valuations and adequate liquidity in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.
The abbreviated reporting period ended July 31, 2019 captured an upswing in emerging market equities, resulting in positive performance. Shares rallied strongly from January 2019 to May 2019 on expectations for central bank easing and hope for a U.S.-China trade deal. Toward the end of the reporting period, however, emerging markets turned more volatile, as trade tensions escalated and global economic growth uncertainties increased.
Once the Fund commenced operations in late November 2018, we worked to fully invest the Fund’s portfolio. We use a fundamental, bottom-up process to identify growing businesses with thematic tailwinds for long-term sustainable growth. Our approach, which seeks structural growth trends independent of borders, industries and market cap, resulted in the largest country weightings in China, India and Brazil and the largest sector weightings in financials, consumer discretionary and information technology, as of the end of the reporting period.
The Fund significantly outperformed the benchmark in the abbreviated reporting period. On a country basis, the Fund’s positions in China, Brazil and Hong Kong were the largest positive contributors to relative outperformance. However, relative gains were mildly offset by the Fund’s exposures in Thailand, the United Arab Emirates and India, which underperformed. Looking at sectors, the consumer discretionary, communication services and information technology sectors were the most beneficial to relative performance, owing to favorable stock selection. However, our stock selection in the energy sector was a modest detractor and the financials exposure had a relatively neutral impact on performance. Despite elevated volatility in some emerging market currencies during the reporting period, currency exposure had a neutral impact on the Fund’s performance.
Nuveen International Growth Fund
How did the Fund perform during the twelve-month reporting period ended July 31, 2019?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the one-year, five-year, ten-year and since inception periods ended July 31, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV had a negative return and underperformed the MSCI EAFE Index and the Lipper classification average during the twelve-month reporting period. A more detailed account of the Fund’s performance is provided later in this report.
What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2019 and how did these strategies influence performance?
The investment objective of the Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small, mid and large capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market (EM) countries.
The Fund’s investment process starts with identifying durable investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed market (DM) and EMs that are consistent with the Fund’s investment themes to create a well-diversified portfolio.
8

During the reporting period, we continued to invest the majority of the Fund’s portfolio in stocks from DM countries and a moderate amount in stocks from EM countries, with the remaining portion in cash or cash equivalents. In terms of country impact on the Fund’s performance, our positions in Australia, India, Switzerland, Norway and the U.K. generally detracted from results. On the other hand, stock selection in China, Japan, Israel, Canada, the U.S., Germany and Thailand collectively contributed on a relative basis versus the MSCI EAFE Index. At the sector level, the Fund’s holdings lagged the index in the communication services, health care, consumer staples and energy sectors. Conversely, results outperformed versus the benchmark in the information technology, consumer discretionary and financial sectors. In aggregate, stock selection was negative among DM countries and was the most significant contributor to the Fund’s underperformance versus its MSCI EAFE benchmark. Security selection was positive among the Fund’s EM holdings, but was partially offset by a significant overweight in EM stocks versus the benchmark.
In terms of specific detractors, shares of Indian media and entertainment services company Eros International PLC weighed on relative performance. The company’s shares fell after its majority owned subsidiary, Eros International Media, had its debt downgraded to junk status following a delayed interest payment. Eros International Media was late on two separate loan payments for April and May 2019. Due to the ongoing uncertainty surrounding the subsidiary, coupled with the market capitalization of the company, we decided to sell out of the Fund’s position in Eros International in June 2019.
The Fund also saw weak results from a position in Australian telecommunication services firm SpeedCast International Ltd., which provides remote communications and IT services worldwide to the maritime and energy industries. Earlier in the reporting period, shares were pressured after the company’s first-half earnings result in 2018 was lower than expected due to the slow recovery in the energy industry. Then in July 2019, shares fell further after SpeedCast lowered its fiscal-year 2019 earnings guidance given weakening conditions in its enterprise and EM segments, contract roll-out delays and a lower-than-expected contribution from its acquisition of Globecomm Systems in 2018. Although we trimmed the Fund’s position in SpeedCast, we believed the stock was oversold. Therefore, we continued to hold the stock at the end of the reporting period.
In the energy sector, the Fund was hurt by a position in Norwegian firm Golar LNG Ltd. The company owns and operates liquefied natural gas (LNG) infrastructure and logistics including 27 different carriers, floating storage regasification units and liquefaction vessels. Although Golar is continuing to transform into a pure-play LNG infrastructure company, a soft shipping market and the long lead times of LNG infrastructure projects have pressured the company’s share price. However, we expect the company to benefit from a series of positive catalysts over the next one to two years and continued to hold the stock at the end of the reporting period.
Finally, in the consumer discretionary sector, Irish home builder Glenveagh Properties PLC detracted from performance. The company, which primarily focuses on high quality starter homes, has been hit by the negative sentiment surrounding Brexit and the impact it might have on the local economy. However, Glenveagh Properties continues to report strong customer demand due to housing supply constraints in Ireland and is executing well on its development plans. Therefore, we believed its shares overreacted and continued to own the stock.
On the positive side of the equation, several individual portfolio holdings contributed favorably to the Fund’s performance led by Chinese information technology firm GDS Holdings Ltd., a leading carrier-neutral data center provider. GDS continued to perform well as Chinese and global Internet companies accelerated their spending on cloud infrastructure. Tencent recently ramped up its cloud spending to keep up with Alibaba, which has been a strong tailwind for GDS. Recent partnerships with the Chinese government could allow GDS to enhance its return on invested capital (ROIC) by getting capital expenditure subsidies and higher margin state-owned enterprise customers. We continued to hold GDS Holdings in the Fund at the end of the reporting period.
The Fund also benefited from a position in French IT services firm Altran Technologies SA. Shares rallied after the company posted strong first-quarter 2019 results that included improved free cash flow and strong organic growth, alleviating concerns about leverage. Altran followed up in the second quarter with another favorable annual earnings report that showed more improvements in free cash flow. Additionally, at the end of June 2019, the stock moved higher after the company agreed to be acquired by French business consulting firm Capgemini in an all-cash deal.
In addition, the Fund saw positive results from a position in Israel-based machinery company Kornit Digital Ltd., a leading direct-to-garment printing firm. The company has benefited as the apparel market transitions to short-cycle, on-demand customized garments because it offers a fully personalized garment decoration solution with ultra-fast turnaround times. In April 2019, Kornit Digital un-
9

Portfolio Managers’ Comments (continued)
veiled NeoPoly Technology, the industry’s first digital, industrial process for high quality printing on polyester. Because of anticipation surrounding additional successful product introductions, investors expect record revenues and strong growth for the company in 2019 and 2020. We continued to like the growth trajectory for Kornit Digital and owned the stock at the end of the reporting period.
Finally, the Fund saw strong results from a position in consumer discretionary firm ANTA Sports Products Ltd., the largest domestic sportswear company in China. ANTA Sports uses a multi-brand model, positioning half of its business with a focus on the mass market, while its FILA and DESCENTE licenses target the higher-end sports markets. The firm recently acquired Finnish sporting goods company Amer Sports, which has brands such as Wilson tennis racquets, Atomic skis, Arc’teryx clothing and Suunto watches. China’s government has ordered policies to be geared toward sectors including tourism and sports recreation to help give a broad based boost to domestic consumption. ANTA Sports directly benefits from increased recreation participation in the country. Management also continues to prioritize inventory discipline including the company’s new logistics center, which is expected to increase supply chain efficiency by reducing inventory risk and providing cost savings. For these and other reasons, we continued to hold ANTA Sports in the Fund.
In terms of regional and country changes, we increased the Fund’s exposure to ten countries with the most significant build ups occurring in France, China, Canada, Germany, Sweden, the Netherlands and Denmark. At the same time, we reduced weightings in 17 countries, most notably Spain, Ireland, Italy, Thailand, South Korea, Belgium, India, Japan and Brazil. As a result, the Fund’s EM exposure increased by approximately 1%. In terms of sectors, we increased the Fund’s weightings in information technology, health care, utilities, consumer discretionary and communication services, while decreasing weights in industrials, materials, real estate, consumer staples, energy and financials. The Fund invested in three initial public offerings (IPOs) during the reporting period.
10

Risk Considerations
Nuveen Emerging Markets Equity Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small and mid-cap companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives and growth stock risks, are described in detail in the Fund’s prospectus.
Nuveen International Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.
11

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12

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
13

Fund Performance and Expense Ratios (continued)
Nuveen Emerging Markets Equity Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Cumulative Total Returns as of July 31, 2019
Cumulative
Since Inception
Class A Shares at NAV	15.40%
Class A Shares at maximum Offering Price	8.76%
MSCI Emerging Markets Index	7.92%
Lipper Emerging Markets Funds Classification Average	9.57%
Class C Shares	15.00%
Class R6 Shares	15.62%
Class I Shares	15.57%
Cumulative Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
Cumulative
Since Inception
Class A Shares at NAV	15.55%
Class A Shares at maximum Offering Price	8.91%
Class C Shares	15.20%
Class R6 Shares	16.12%
Class I Shares	15.67%
Since inception returns are from 11/27/18. Index and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	2.05%	2.80%	1.70%	1.80%
Net Expense Ratios	1.24%	1.99%	0.89%	0.99%
The Fund's investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021 so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund Shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
14

Growth of an Assumed $10,000 Investment as of July 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
15

Fund Performance and Expense Ratios (continued)
Nuveen International Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.15)%	3.84%	8.68%
Class A Shares at maximum Offering Price	(8.72)%	2.62%	8.04%
MSCI EAFE Index	(2.60)%	2.39%	5.84%
Lipper International Multi-Cap Growth Funds Classification Average	(2.57)%	3.34%	6.42%
Class C Shares	(3.89)%	3.07%	7.88%
Class R3 Shares	(3.41)%	3.59%	8.40%
Class I Shares	(2.93)%	4.10%	8.95%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(2.83)%	9.22%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.80)%	3.08%	9.62%
Class A Shares at maximum Offering Price	(8.39)%	1.87%	8.97%
Class C Shares	(3.54)%	2.31%	8.81%
Class R3 Shares	(3.06)%	2.82%	9.34%
Class I Shares	(2.56)%	3.34%	9.89%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(2.47)%	9.42%
Since inception returns for Class R6 Shares are from 6/30/16. Index and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
16

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.18%	1.93%	1.43%	0.84%	0.93%
Net Expense Ratios	1.13%	1.88%	1.38%	0.79%	0.88%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% (1.45% after July 31, 2021) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2021 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. This expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
17

Holding Summaries    as of July 31, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Emerging Markets Equity Fund
Fund Allocation (% of net assets)
Common Stocks	92.4%
Exchange-Traded Funds	2.6%
Warrants	0.0%
Repurchase Agreements	5.6%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Tencent Holdings Ltd	5.6%
Alibaba Group Holding Ltd, Sponsored ADR	5.2%
Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR	2.1%
GDS Holdings Ltd., ADR	1.9%
Naspers Ltd	1.9%
Portfolio Composition (% of net assets)
Banks	12.0%
Internet & Direct Marketing Retail	8.7%
Interactive Media & Services	8.6%
Insurance	5.2%
Semiconductors & Semiconductor Equipment	4.2%
Oil, Gas & Consumable Fuels	3.8%
Pharmaceuticals	3.2%
Hotels, Restaurants & Leisure	2.9%
Specialty Retail	2.9%
Gas Utilities	2.3%
Construction & Engineering	2.3%
Electronic Equipment, Instruments & Components	2.2%
IT Services	1.9%
Aerospace & Defense	1.7%
Multiline Retail	1.7%
Real Estate Management & Development	1.6%
Diversified Telecommunication Services	1.5%
Food & Staples Retailing	1.4%
Food Products	1.3%
Health Care Providers & Services	1.3%
Transportation Infrastructure	1.2%
Machinery	1.2%
Other	19.3%
Exchange-Traded Funds	2.6%
Warrants	0.0%
Repurchase Agreements	5.6%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%
Country Allocation[1] (% of net assets)
China	32.5%
India	9.1%
Brazil	8.5%
South Korea	7.1%
United States	7.0%
Taiwan	6.0%
Thailand	5.4%
Philippines	3.8%
Russia	2.5%
South Africa	2.5%
Other	16.2%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%
1	Includes 88.3% (as a percentage of net assets) in emerging market countries.
18

Nuveen International Growth Fund
Fund Allocation (% of net assets)
Common Stocks	96.0%
Repurchase Agreements	4.2%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
GDS Holdings Ltd., ADR	3.0%
Nintendo Co Ltd	2.9%
Tencent Holdings Ltd	2.8%
Ping An Insurance Group Co of China Ltd	2.5%
Aroundtown SA	2.5%
Portfolio Composition (% of net assets)
IT Services	7.2%
Capital Markets	5.9%
Pharmaceuticals	5.8%
Insurance	5.7%
Semiconductors & Semiconductor Equipment	5.6%
Textiles, Apparel & Luxury Goods	5.5%
Internet & Direct Marketing Retail	5.3%
Oil, Gas & Consumable Fuels	5.2%
Entertainment	4.8%
Professional Services	4.1%
Software	3.7%
Banks	3.6%
Aerospace & Defense	3.4%
Real Estate Management & Development	2.9%
Interactive Media & Services	2.8%
Gas Utilities	2.1%
Life Sciences Tools & Services	1.9%
Food Products	1.6%
Other	18.9%
Repurchase Agreements	4.2%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%
Country Allocation[1] (% of net assets)
China	16.1%
Japan	15.2%
United Kingdom	12.4%
France	11.7%
United States	8.6%
Canada	6.9%
Germany	6.5%
Israel	3.8%
Netherlands	3.3%
Australia	2.3%
Other	13.4%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%
1	Includes 20.6% (as a percentage of net assets) in emerging market countries.
19

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2019.
The beginning of the period is February 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Emerging Markets Equity Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,080.52	$1,076.78	$1,082.00	$1,082.00
Expenses Incurred During the Period	$ 6.19	$ 10.04	$ 4.90	$ 4.90
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.84	$1,015.12	$1,020.08	$1,020.08
Expenses Incurred During the Period	$ 6.01	$ 9.74	$ 4.76	$ 4.76
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.20%, 1.95%, 0.95%, and 0.95% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
20

Nuveen International Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,108.41	$1,104.17	$1,106.70	$1,109.97	$1,109.52
Expenses Incurred During the Period	$ 5.91	$ 9.81	$ 7.21	$ 4.13	$ 4.60
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.19	$1,015.47	$1,017.95	$1,020.88	$1,020.43
Expenses Incurred During the Period	$ 5.66	$ 9.39	$ 6.90	$ 3.96	$ 4.41
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.13%, 1.88%, 1.38%, 0.79% and 0.88% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of Nuveen Emerging Markets Equity Fund and Nuveen International Growth Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Emerging Markets Equity Fund and Nuveen International Growth Fund (two of the Funds constituting Nuveen Investment Trust II, hereafter collectively referred to as the "Funds") as of July 31, 2019, the related statements of operations for the year ended July 31, 2019 (or for Nuveen Emerging Markets Equity Fund, for the period November 27, 2018 (commencement of operations) through July 31, 2019), the statements of changes in net assets for each of the two years in the period ended July 31, 2019 (or for Nuveen Emerging Markets Equity Fund, for the period November 27, 2018 (commencement of operations) through July 31, 2019), including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of each of their operations for the year then ended (or for Nuveen Emerging Markets Equity Fund, for the period November 27, 2018 (commencement of operations) through July 31, 2019), the changes in each of their net assets for each of the two years in the period ended July 31, 2019 (or for Nuveen Emerging Markets Equity Fund, for the period November 27, 2018 (commencement of operations) through July 31, 2019) and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
September 26, 2019
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
22

Nuveen Emerging Markets Equity Fund
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 95.0%
	COMMON STOCKS – 92.4%
	Aerospace & Defense – 1.7%
16,915	Aselsan Elektronik Sanayi Ve Ticaret AS, (2)	$57,240
28,500	Embraer SA	144,204
	Total Aerospace & Defense	201,444
	Air Freight & Logistics – 1.1%
6,797	ZTO Express Cayman Inc, ADR	133,561
	Banks – 12.0%
233,000	Bank of China Ltd, (2)	94,618
87,490	Bank of the Philippine Islands, (2)	154,206
458,246	Bank Rakyat Indonesia Persero Tbk PT, (2)	145,208
646	Credicorp Ltd	140,822
1,544	HDFC Bank Ltd, ADR	177,529
14,106	ICICI Bank Ltd, Sponsored ADR	172,234
4,300	Itau Unibanco Holding SA	33,689
17,000	Kasikornbank PCL, (2)	94,894
228,614	Postal Savings Bank of China Co Ltd,144A, (2)	132,950
10,917	Sberbank of Russia PJSC, Sponsored ADR, (2)	162,882
26,220	Security Bank Corp	94,034
	Total Banks	1,403,066
	Beverages – 1.2%
4,067	Coca-Cola HBC AG, (2)	139,942
	Biotechnology – 0.4%
131	Medy-Tox Inc, (2)	45,938
	Capital Markets – 0.4%
1,544	Noah Holdings Ltd, (3)	49,933
	Chemicals – 0.9%
134	LG Chem Ltd, (2)	37,899
3,345	Sasol Ltd, (2)	72,331
	Total Chemicals	110,230
	Commercial Services & Supplies – 0.6%
28,331	Country Garden Services Holdings Co Ltd, (2)	68,218
	Construction & Engineering – 2.3%
155,241	China Railway Group Ltd, (2)	108,694
23

Nuveen Emerging Markets Equity Fund (continued)
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	Construction & Engineering (continued)
8,234	Larsen & Toubro Ltd, GDR, Reg S	$ 164,515
	Total Construction & Engineering	273,209
	Consumer Finance – 1.1%
62,436	Muangthai Capital PCL, (2), (3)	122,033
	Diversified Financial Services – 0.7%
20,600	Chailease Holding Co Ltd, (2)	86,418
	Diversified Telecommunication Services – 1.5%
330,289	China Tower Corp Ltd,144A, (2)	85,362
88,603	China Unicom Hong Kong Ltd, (2)	86,322
	Total Diversified Telecommunication Services	171,684
	Electric Utilities – 1.1%
775,599	Enel Americas SA	127,971
	Electrical Equipment – 1.0%
16,000	Bizlink Holding Inc, (2)	121,262
	Electronic Equipment, Instruments & Components – 2.2%
5,515	Hollysys Automation Technologies Ltd	95,354
1,612	Iljin Materials Co Ltd, (2)	50,571
9,355	Sunny Optical Technology Group Co Ltd, (2)	108,176
	Total Electronic Equipment, Instruments & Components	254,101
	Energy Equipment & Services – 1.2%
141,145	Serba Dinamik Holdings Bhd, (2)	136,708
	Entertainment – 1.0%
613	CD Projekt SA, (2)	36,238
2,189	Sea Ltd, ADR, (3)	76,834
	Total Entertainment	113,072
	Food & Staples Retailing – 1.4%
9,136	BIM Birlesik Magazalar AS	76,709
2,237	Dino Polska SA,144A, (2), (3)	84,079
	Total Food & Staples Retailing	160,788
	Food Products – 1.3%
87,054	Ausnutria Dairy Corp Ltd, (2)	157,100
	Gas Utilities – 2.3%
21,454	China Gas Holdings Ltd, (2)	88,894
3,274	Rubis SCA, (2)	184,490
	Total Gas Utilities	273,384
	Health Care Equipment & Supplies – 0.5%
926	Dentium Co Ltd, (2)	53,190
24

Shares	Description (1)	Value
	Health Care Providers & Services – 1.3%
5,066	NMC Health PLC, (2)	$ 151,287
	Hotels, Restaurants & Leisure – 2.9%
14,074	BK Brasil Operacao e Assessoria a Restaurantes SA	75,785
12,175	GreenTree Hospitality Group Ltd, ADR	138,186
93,665	Minor International PCL, (2), (3)	121,861
	Total Hotels, Restaurants & Leisure	335,832
	Household Durables – 0.7%
15,375	MRV Engenharia e Participacoes SA	81,702
	Household Products – 1.1%
62,936	Kimberly-Clark de Mexico SAB de CV	130,576
	Insurance – 5.2%
18,082	AIA Group Ltd, (2)	185,426
2,258	IRB Brasil Resseguros S/A	56,208
12,311	Korean Reinsurance Co, (2)	82,992
17,780	Ping An Insurance Group Co of China Ltd, (2)	209,552
6,776	Sul America SA	74,607
	Total Insurance	608,785
	Interactive Media & Services – 8.6%
753	Baidu Inc, Sponsored ADR	84,110
1,221	Kakao Corp, (2)	130,069
14,114	Tencent Holdings Ltd, (2)	657,613
3,431	Yandex NV	134,564
	Total Interactive Media & Services	1,006,356
	Internet & Direct Marketing Retail – 8.7%
3,514	Alibaba Group Holding Ltd, Sponsored ADR, (3)	608,309
3,804	Baozun Inc, Sponsored ADR, (3)	188,716
911	Naspers Ltd, (2)	222,065
	Total Internet & Direct Marketing Retail	1,019,090
	IT Services – 1.9%
5,457	GDS Holdings Ltd., ADR, (3)	224,719
	Life Sciences Tools & Services – 0.5%
268	Samsung Biologics Co Ltd,144A, (2)	63,001
	Machinery – 1.2%
4,703	Doosan Bobcat Inc, (2)	142,083
	Multiline Retail – 1.7%
816	Magazine Luiza SA	56,388
25

Nuveen Emerging Markets Equity Fund (continued)
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	Multiline Retail (continued)
10,000	Poya International Co Ltd, (2)	$ 137,884
	Total Multiline Retail	194,272
	Oil, Gas & Consumable Fuels – 3.8%
6,455	Golar LNG Ltd.	109,348
213,616	PetroChina Co Ltd, (2)	113,303
2,876	Reliance Industries Ltd, Sponsored GDR,144A, (2)	96,369
24,280	Ultrapar Participacoes SA	126,542
	Total Oil, Gas & Consumable Fuels	445,562
	Personal Products – 1.0%
9,000	TCI Co Ltd, (2)	119,050
	Pharmaceuticals – 3.2%
100,441	China Medical System Holdings Ltd, (2)	95,811
73,883	CSPC Pharmaceutical Group Ltd, (2)	128,215
4,136	Dr Reddy's Laboratories Ltd, ADR	152,246
	Total Pharmaceuticals	376,272
	Real Estate Management & Development – 1.6%
88,379	Ayala Land Inc, (2)	86,176
68,831	Logan Property Holdings Co Ltd, (2)	104,077
	Total Real Estate Management & Development	190,253
	Road & Rail – 0.5%
4,568	Localiza Rent a Car SA	52,666
	Semiconductors & Semiconductor Equipment – 4.2%
558	Broadcom Inc.	161,814
1,193	Koh Young Technology Inc, (2)	83,311
5,671	Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR	241,755
	Total Semiconductors & Semiconductor Equipment	486,880
	Software – 1.1%
526	Douzone Bizon Co Ltd, (2)	28,267
297	Globant SA	31,482
5,548	TOTVS SA	70,506
	Total Software	130,255
	Specialty Retail – 2.9%
301,500	Ace Hardware Indonesia Tbk PT, (2)	39,393
222,555	Com7 PCL, (2)	181,511
25,300	Grupo SBF SA	113,296
	Total Specialty Retail	334,200
	Technology Hardware, Storage & Peripherals – 0.9%
2,869	Samsung Electronics Co Ltd, (2)	108,663
26

Shares	Description (1)	Value
	Textiles, Apparel & Luxury Goods – 1.1%
17,241	ANTA Sports Products Ltd., (2)	$ 128,703
	Transportation Infrastructure – 1.2%
15,500	Airports of Thailand PCL, (2), (3)	35,888
40,109	International Container Terminal Services Inc	106,406
	Total Transportation Infrastructure	142,294
	Wireless Telecommunication Services – 1.2%
32,769	TIM Participacoes SA	104,927
13,278	Turkcell Iletisim Hizmetleri AS, (2)	30,942
	Total Wireless Telecommunication Services	135,869
	Total Common Stocks (cost $9,770,011)	10,811,622

Shares	Description (1), (4)	Value
	EXCHANGE-TRADED FUNDS – 2.6%
4,600	iShares MSCI India ETF	$151,800
4,250	iShares MSCI India Small-Cap ETF	148,346
	Total Exchange-Traded Funds (cost $324,852)	300,146

Shares	Description (1)	Value
	WARRANTS – 0.0%
4,683	Minor International PCL	$ 838
	Total Warrants (cost $ —)	838
	Total Long-Term Investments (cost $10,094,863)	11,112,606

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.6%
	REPURCHASE AGREEMENTS – 5.6%
$ 655	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/19, repurchase price $654,801, collateralized by $680,000 U.S. Treasury Notes, 1.125%, due 6/30/21, value $671,076	1.200%	8/01/19	$ 654,779
	Total Short-Term Investments (cost $654,779)			654,779
	Total Investments (cost $10,749,642) – 100.6%			11,767,385
	Other Assets Less Liabilities – (0.6)%			(69,295)
	Net Assets – 100%			$ 11,698,090
27

Nuveen Emerging Markets Equity Fund (continued)
Portfolio of Investments    July 31, 2019
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(4)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International Inc.
Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
28

Nuveen International Growth Fund
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 96.0%
	COMMON STOCKS – 96.0%
	Aerospace & Defense – 3.4%
7,394	Airbus SE, (2)	$1,045,222
457,407	BAE Systems PLC, (2)	3,038,888
106,412	Saab AB, (2)	3,349,867
47,311	Thales SA, (2)	5,330,719
	Total Aerospace & Defense	12,764,696
	Banks – 3.6%
2,161,340	Bank of the Philippine Islands, (2)	3,809,488
88,397	HDFC Bank Ltd, (2)	2,880,845
117,858	HSBC Holdings PLC, (2)	943,864
360,508	ING Groep NV, (2)	4,000,104
562,950	Security Bank Corp	2,018,932
	Total Banks	13,653,233
	Beverages – 0.3%
109,951	Treasury Wine Estates Ltd, (2)	1,322,046
	Biotechnology – 0.3%
6,259	Genmab A/S, (2), (3)	1,159,204
	Capital Markets – 5.9%
130,396	Brookfield Asset Management Inc	6,389,404
511,490	Burford Capital Ltd, (2)	9,314,509
65,800	Hong Kong Exchanges & Clearing Ltd, (2)	2,216,292
37,615	London Stock Exchange Group PLC, (2)	3,020,929
46,299	Noah Holdings Ltd, (3)	1,497,310
	Total Capital Markets	22,438,444
	Commercial Services & Supplies – 1.2%
247,136	Elis SA	4,590,667
	Construction & Engineering – 1.0%
39,007	Eiffage SA, (2)	3,854,373
	Diversified Telecommunication Services – 0.4%
1,167,990	SpeedCast International Ltd., (2)	1,495,588
	Electronic Equipment, Instruments & Components – 1.3%
8,700	Keyence Corp, (2)	4,992,484
29

Nuveen International Growth Fund (continued)
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	Entertainment – 4.8%
30,000	Nintendo Co Ltd, (2)	$11,036,781
7,300	Spotify Technology SA, (3)	1,131,062
75,208	Ubisoft Entertainment SA, (2), (3)	6,186,211
	Total Entertainment	18,354,054
	Food & Staples Retailing – 0.6%
65,911	Dino Polska SA,144A, (2), (3)	2,477,293
	Food Products – 1.6%
3,402,320	Ausnutria Dairy Corp Ltd, (2)	6,139,928
	Gas Utilities – 2.1%
138,439	Rubis SCA, (2)	7,801,028
	Health Care Equipment & Supplies – 0.6%
26,938	LivaNova PLC, (3)	2,075,573
3,074	Medacta Group SA,144A, (3)	268,903
	Total Health Care Equipment & Supplies	2,344,476
	Health Care Providers & Services – 1.4%
75,318	Fresenius Medical Care AG & Co KGaA, (2)	5,216,585
	Household Durables – 1.2%
2,744,164	Glenveagh Properties PLC,144A, (3)	2,083,924
42,900	Sony Corp, (2)	2,439,891
	Total Household Durables	4,523,815
	Household Products – 0.3%
46,700	Unicharm Corp, (2)	1,321,194
	Insurance – 5.7%
772,250	Beazley PLC, (2)	5,393,349
807,144	Ping An Insurance Group Co of China Ltd, (2)	9,512,845
331,623	Prudential PLC, (2)	6,822,887
	Total Insurance	21,729,081
	Interactive Media & Services – 2.8%
224,402	Tencent Holdings Ltd, (2)	10,455,554
	Internet & Direct Marketing Retail – 5.3%
32,068	Alibaba Group Holding Ltd, Sponsored ADR, (3)	5,551,291
181,778	Baozun Inc, Sponsored ADR, (3)	9,018,007
288,400	ZOZO Inc, (2)	5,438,168
	Total Internet & Direct Marketing Retail	20,007,466
	IT Services – 7.2%
275,832	GDS Holdings Ltd., ADR, (3)	11,358,762
88,434	InterXion Holding NV, (3)	6,659,080
30

Shares	Description (1)	Value
	IT Services (continued)
168,269	Keywords Studios PLC, (2)	$3,377,836
1,248,852	NEXTDC Ltd, (2), (3)	5,832,727
	Total IT Services	27,228,405
	Life Sciences Tools & Services – 1.9%
16,874	Eurofins Scientific SE, (2)	7,218,041
	Machinery – 1.5%
180,974	Kornit Digital Ltd., (3)	5,646,389
	Oil, Gas & Consumable Fuels – 5.2%
320,900	Enerplus Corp	2,127,500
288,868	Golar LNG Ltd.	4,893,424
185,420	Parkland Fuel Corp	6,059,376
60,842	Royal Dutch Shell PLC, (2)	1,916,247
35,728	TOTAL SA, (2)	1,851,789
553,000	Ultrapar Participacoes SA	2,882,118
	Total Oil, Gas & Consumable Fuels	19,730,454
	Personal Products – 1.6%
773,400	Kitanotatsujin Corp, (2)	4,996,105
15,200	Shiseido Co Ltd, (2)	1,118,485
	Total Personal Products	6,114,590
	Pharmaceuticals – 5.8%
41,333	AstraZeneca PLC, (2)	3,570,915
2,405,000	China Animal Healthcare Ltd, (4)	—
3,421,231	China Medical System Holdings Ltd, (2)	3,263,511
78,960	Dr Reddy's Laboratories Ltd, ADR	2,906,518
130,986	GlaxoSmithKline PLC, Sponsored ADR	5,407,102
60,516	Novo Nordisk A/S, (2)	2,905,937
118,600	Takeda Pharmaceutical Co Ltd, (2)	4,081,724
	Total Pharmaceuticals	22,135,707
	Professional Services – 4.1%
189,700	en-japan Inc, (2)	7,782,010
228,900	Recruit Holdings Co Ltd, (2)	7,751,120
	Total Professional Services	15,533,130
	Real Estate Management & Development – 2.9%
1,191,482	Aroundtown SA, (2)	9,505,308
40,200	Katitas Co Ltd, (2)	1,543,263
	Total Real Estate Management & Development	11,048,571
	Road & Rail – 0.6%
22,900	Canadian National Railway Co	2,167,501
31

Nuveen International Growth Fund (continued)
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment – 5.6%
74,235	ams AG, (2)	$3,875,472
29,890	Broadcom Inc.	8,667,801
448,629	Tower Semiconductor Ltd, (3)	8,824,532
	Total Semiconductors & Semiconductor Equipment	21,367,805
	Software – 3.7%
219,111	Open Text Corp	9,340,702
39,871	SAP SE, (2)	4,873,672
	Total Software	14,214,374
	Specialty Retail – 1.1%
135,358	Industria de Diseno Textil SA, (2)	4,050,224
	Technology Hardware, Storage & Peripherals – 1.6%
147,663	Logitech International SA, (2)	6,072,587
	Textiles, Apparel & Luxury Goods – 5.5%
15,611	adidas AG, (2)	4,975,898
608,000	ANTA Sports Products Ltd., (2)	4,538,679
103,800	Canada Goose Holdings Inc, (3)	4,856,802
7,867	EssilorLuxottica SA, (2)	1,064,927
76,720	Puma SE	5,371,764
	Total Textiles, Apparel & Luxury Goods	20,808,070
	Tobacco – 1.4%
144,561	British American Tobacco PLC, (2)	5,151,074
	Trading Companies & Distributors – 1.1%
157,716	Ashtead Group PLC, (2)	4,336,742
	Wireless Telecommunication Services – 1.4%
100,800	SoftBank Group Corp, (2)	5,146,662
	Total Long-Term Investments (cost $318,002,205)	364,611,535

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.2%
	REPURCHASE AGREEMENTS – 4.2%
$ 15,860	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/19, repurchase price $15,860,706, collateralized by $16,395,000, U.S. Treasury Notes, 1.125%, due 6/30/21, value $16,179,848	1.200%	8/01/19	$ 15,860,177
	Total Short-Term Investments (cost $15,860,177)			15,860,177
	Total Investments (cost $333,862,382) – 100.2%			380,471,712
	Other Assets Less Liabilities – (0.2)%			(596,087)
	Net Assets – 100%			$ 379,875,625
32

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
33

Statement of Assets and Liabilities
July 31, 2019
	Emerging Markets Equity	International Growth
Assets
Long-term investments, at value (cost $10,094,863 and $318,002,205, respectively)	$11,112,606	$364,611,535
Short-term investments, at value (cost approximates value)	654,779	15,860,177
Cash denominated in foreign currencies (cost $—and $140,803, respectively)	—	140,715
Receivable for:
Dividends	13,807	133,578
Interest	22	529
Reclaims	1,094	403,918
Shares sold	—	361,600
Other assets	2,057	61,321
Total assets	11,784,365	381,573,373
Liabilities
Payable for:
Investments purchased	—	284,702
Shares redeemed	—	842,860
Accrued expenses:
Custodian fees	23,731	65,963
Management fees	37,388	225,658
Professional fees	18,456	33,571
Shareholder servicing agent fees	262	115,306
Trustees fees	88	31,789
12b-1 distribution and service fees	65	21,494
Other	6,285	76,405
Total liabilities	86,275	1,697,748
Net assets	$11,698,090	$379,875,625

See accompanying notes to financial statements.
34

Statement of Assets and Liabilities (continued)
	Emerging Markets Equity	International Growth
Class A Shares
Net assets	$ 174,299	$ 45,736,714
Shares outstanding	7,553	1,023,683
Net asset value ("NAV") per share	$ 23.08	$ 44.68
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 24.49	$ 47.41
Class C Shares
Net assets	$ 32,436	$ 12,704,309
Shares outstanding	1,410	299,644
NAV and offering price per share	$ 23.00	$ 42.40
Class R3 Shares
Net assets	$ —	$ 584,990
Shares outstanding	—	13,270
NAV and offering price per share	$ —	$ 44.08
Class R6 Shares
Net assets	$11,462,489	$ 22,529,353
Shares outstanding	496,250	498,208
NAV and offering price per share	$ 23.10	$ 45.22
Class I Shares
Net assets	$ 28,866	$298,320,259
Shares outstanding	1,250	6,617,834
NAV and offering price per share	$ 23.09	$ 45.08
Fund level net assets consist of:
Capital paid-in	$10,142,952	$349,045,954
Total distributable earnings	1,555,138	30,829,671
Fund level net assets	$11,698,090	$379,875,625
Authorized shares - per class	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01
See accompanying notes to financial statements.
35

Statement of Operations
Year Ended July 31, 2019
	Emerging Markets Equity*	International Growth
Investment Income
Dividends	$ 168,687	$ 6,899,755
Foreign tax withheld on dividend income	(17,110)	(534,295)
Total investment income	151,577	6,365,460
Expenses
Management fees	63,706	2,958,053
12b-1 service fees - Class A Shares	167	118,870
12b-1 distibution and service fees - Class C Shares	187	173,174
12b-1 distibution and service fees - Class R3 Shares	—	3,448
Shareholder servicing agent fees	424	425,280
Custodian fees	47,257	190,642
Professional fees	20,680	78,623
Trustees fees	215	11,576
Shareholder reporting expenses	6,992	72,554
Federal and state registration fees	8,436	98,302
Other	4,343	17,251
Total expenses before fee waiver/expense reimbursement	152,407	4,147,773
Fee waiver/expense reimbursement	(81,644)	(239,393)
Net expenses	70,763	3,908,380
Net investment income (loss)	80,814	2,457,080
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	466,509	(14,492,308)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,017,727	(10,790,867)
Net realized and unrealized gain (loss)	1,484,236	(25,283,175)
Net increase (decrease) in net assets from operations	$1,565,050	$(22,826,095)

*	For the period November 27, 2018 (commencement of operations) through July 31, 2019.
See accompanying notes to financial statements.
36

Statement of Changes in Net Assets
	Emerging Markets Equity	International Growth
	For the Period 11/27/18 (commencement of operations) through 7/31/19	Year Ended 7/31/19	Year Ended(1) 7/31/18
Operations
Net investment income (loss)	$ 80,814	$ 2,457,080	$ 1,609,219
Net realized gain (loss) from investments and foreign currency	466,509	(14,492,308)	37,056,462
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,017,727	(10,790,867)	1,494,315
Net increase (decrease) in net assets from operations	1,565,050	(22,826,095)	40,159,996
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	—	(2,007,803)	(46,795)
Class C Shares	—	(680,907)	—
Class R3 Shares	—	(30,309)	—
Class R6 Shares	(9,975)	(1,287,537)	(90,816)
Class I Shares	(25)	(14,807,300)	(992,133)
Decrease in net assets from distributions to shareholders	(10,000)	(18,813,856)	(1,129,744)
Fund Share Transactions
Proceeds from sale of shares	10,143,040	102,915,307	189,908,448
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	15,900,695	940,097
	10,143,040	118,816,002	190,848,545
Cost of shares redeemed	—	(188,320,993)	(106,083,200)
Net increase (decrease) in net assets from Fund share transactions	10,143,040	(69,504,991)	84,765,345
Net increase (decrease) in net assets	11,698,090	(111,144,942)	123,795,597
Net assets at the beginning of period	—	491,020,567	367,224,970
Net assets at the end of period	$11,698,090	$ 379,875,625	$ 491,020,567

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Fund's distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended July 31, 2018, International Growth's distributions were paid from net investment income.
See accompanying notes to financial statements.
37

Financial Highlights
Emerging Markets Equity
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (11/18)
2019(e)	$20.00	$0.23	$2.85	$3.08	$ —	$ —	$ —	$23.08
Class C (11/18)
2019(e)	20.00	0.01	2.99	3.00	—	—	—	23.00
Class R6 (11/18)
2019(e)	20.00	0.16	2.96	3.12	(0.02)	—	(0.02)	23.10
Class I (11/18)
2019(e)	20.00	0.16	2.95	3.11	(0.02)	—	(0.02)	23.09
38

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

15.40%	$ 174	2.29%*	0.43%*	1.20%*	1.52%*	42%

15.00	32	3.05*	(1.00)*	1.95*	0.10*	42

15.62	11,462	2.05*	(0.01)*	0.95*	1.09*	42

15.57	29	2.04*	(0.01)*	0.95*	1.08*	42
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period November 27, 2018 (commencement of operations) through July 31, 2019.
*	Annualized.
See accompanying notes to financial statements.
39

Financial Highlights (continued)
International Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (04/09)
2019	$48.43	$ 0.18	$(2.10)	$(1.92)	$(0.47)	$(1.36)	$(1.83)	$44.68
2018	43.68	0.09	4.70	4.79	(0.04)	—	(0.04)	48.43
2017	37.61	0.06	6.01	6.07	—	—	—	43.68
2016	41.73	0.06	(3.77)	(3.71)	(0.41)	—	(0.41)	37.61
2015	39.42	0.02	2.45	2.47	—	(0.16)	(0.16)	41.73
Class C (04/09)
2019	45.96	(0.15)	(1.94)	(2.09)	(0.11)	(1.36)	(1.47)	42.40
2018	41.72	(0.25)	4.49	4.24	—	—	—	45.96
2017	36.20	(0.16)	5.68	5.52	—	—	—	41.72
2016	40.16	(0.24)	(3.61)	(3.85)	(0.11)	—	(0.11)	36.20
2015	38.22	(0.24)	2.34	2.10	—	(0.16)	(0.16)	40.16
Class R3 (04/09)
2019	47.78	0.06	(2.05)	(1.99)	(0.35)	(1.36)	(1.71)	44.08
2018	43.16	(0.03)	4.65	4.62	—	—	—	47.78
2017	37.26	0.06	5.84	5.90	—	—	—	43.16
2016	41.33	(0.01)	(3.75)	(3.76)	(0.31)	—	(0.31)	37.26
2015	39.14	(0.06)	2.41	2.35	—	(0.16)	(0.16)	41.33
Class R6 (06/16)
2019	48.99	0.33	(2.14)	(1.81)	(0.60)	(1.36)	(1.96)	45.22
2018	44.13	0.26	4.75	5.01	(0.15)	—	(0.15)	48.99
2017	37.86	0.27	6.00	6.27	—	—	—	44.13
2016(e)	36.37	(0.01)	1.50	1.49	—	—	—	37.86
Class I (04/09)
2019	48.89	0.29	(2.15)	(1.86)	(0.59)	(1.36)	(1.95)	45.08
2018	44.08	0.21	4.75	4.96	(0.15)	—	(0.15)	48.89
2017	37.86	0.23	5.99	6.22	—	—	—	44.08
2016	42.00	0.14	(3.77)	(3.63)	(0.51)	—	(0.51)	37.86
2015	39.66	0.13	2.45	2.58	(0.08)	(0.16)	(0.24)	42.00
40

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(3.15)%	$ 45,737	1.19%	0.36%	1.13%	0.42%	52%
10.98	55,476	1.18	0.14	1.13	0.19	81
16.11	51,018	1.26	0.03	1.14	0.16	318
(8.91)	102,083	1.31	0.06	1.21	0.16	351
6.23	86,862	1.38	(0.09)	1.24	0.05	414

(3.89)	12,704	1.94	(0.43)	1.88	(0.37)	52
10.14	23,861	1.93	(0.59)	1.88	(0.54)	81
15.28	17,131	2.00	(0.56)	1.89	(0.45)	318
(9.60)	20,065	2.06	(0.76)	1.96	(0.66)	351
5.46	21,287	2.12	(0.77)	1.99	(0.63)	414

(3.41)	585	1.44	0.08	1.38	0.14	52
10.70	1,108	1.43	(0.12)	1.38	(0.07)	81
15.83	1,119	1.49	0.05	1.39	0.15	318
(9.14)	991	1.57	(0.14)	1.46	(0.03)	351
5.97	226	1.62	(0.28)	1.49	(0.15)	414

(2.83)	22,529	0.84	0.69	0.78	0.75	52
11.36	33,524	0.84	0.49	0.79	0.54	81
16.56	30,400	0.88	0.60	0.77	0.71	318
4.10	32,015	0.89*	(0.56)*	0.76*	(0.43)*	351

(2.93)	298,320	0.94	0.60	0.88	0.66	52
11.25	377,051	0.93	0.39	0.88	0.44	81
16.43	267,558	0.99	0.49	0.89	0.60	318
(8.69)	259,225	1.06	0.28	0.96	0.38	351
6.50	282,197	1.13	0.18	0.99	0.32	414

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through July 31, 2016.
*	Annualized.
See accompanying notes to financial statements.
41

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of the Nuveen Emerging Markets Equity Fund ("Emerging Markets Equity") and the Nuveen International Growth Fund ("International Growth") (each a "Fund" and collectively, the "Funds"), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is July 31, 2019, and the period covered by these Notes to Financial Statements for Emerging Markets is the period November 27, 2018 (commencement of operations) through July 31, 2019 and the current fiscal period for International Growth Fund is the fiscal year ended July 31, 2019 (the "current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America ("TIAA"). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Each Funds' investment objective is to seek long-term capital appreciation.
The Funds' most recent prospectus provides further descriptions of the Funds' investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
42

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs
43

Notes to Financial Statements (continued)
reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service ("pricing service"). As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
44

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Emerging Markets Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$4,612,247	$6,199,375**	$ —	$10,811,622
Exchange-Traded Funds	300,146	—	—	300,146
Warrants	838	—	—	838
Short-Term Investments:
Repurchase Agreements	—	654,779	—	654,779
Total	$4,913,231	$6,854,154	$ —	$11,767,385

International Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$121,794,444	$242,817,091**	$ —***	$364,611,535
Short-Term Investments:
Repurchase Agreements	—	15,860,177	—	15,860,177
Total	$121,794,444	$258,677,268	$ —	$380,471,712

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, the Funds' investments in non-U.S. securities were as follows:
Emerging Markets Equity	Value	% of Net Assets
Country:
China	$ 3,801,602	32.5%
India	1,063,039	9.1
Brazil	990,520	8.5
South Korea	825,984	7.1
Taiwan	706,369	6.0
Thailand	633,859	5.4
Philippines	440,822	3.8
Russia	297,446	2.5
South Africa	294,396	2.5
Other	1,896,755	16.2
Total non-U.S. securities	$10,950,792	93.6%

45

Notes to Financial Statements (continued)
International Growth	Value	% of Net Assets
Country:
China	$ 61,335,887	16.1%
Japan	57,647,887	15.2
United Kingdom	47,000,259	12.4
France	44,314,741	11.7
Canada	26,084,483	6.9
Germany	24,571,463	6.5
Israel	14,470,921	3.8
Netherlands	12,575,431	3.3
Australia	8,650,361	2.3
Other	51,228,864	13.4
Total non-U.S. securities	$347,880,297	91.6%
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Emerging Markets Equity	Fixed Income Clearing Corporation	$ 654,779	$ (654,779)	$ —
International Growth	Fixed Income Clearing Corporation	15,860,177	(15,860,177)	—
*     As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
46

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	For the Period 11/27/18 (commencement of operations) through 7/31/19
Emerging Markets Equity	Shares	Amount
Shares sold:
Class A	7,553	$ 164,346
Class C	1,410	28,694
Class R6	496,250	9,925,000
Class I	1,250	25,000
Net increase (decrease)	506,463	$10,143,040

	Year Ended 7/31/19		Year Ended 7/31/18
International Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	182,612	$ 7,571,228	396,460	$ 19,295,967
Class A – automatic conversion of Class C Shares	227	9,693	—	—
Class C	27,657	1,164,517	205,562	9,483,520
Class R3	8,527	340,273	3,726	174,862
Class R6	3,528	153,922	141,308	7,182,305
Class I	2,160,595	93,675,674	3,142,016	153,771,794
Shares issued to shareholders due to reinvestment of distributions:
Class A	51,873	1,924,517	935	45,147
Class C	17,835	628,140	—	—
Class R3	827	30,310	—	—
Class R6	34,327	1,287,536	1,862	90,816
Class I	321,537	12,030,192	16,515	804,134
	2,809,545	118,816,002	3,908,384	190,848,545
Shares redeemed:
Class A	(356,479)	(14,978,924)	(419,889)	(20,245,514)
Class C	(264,791)	(10,515,737)	(96,962)	(4,392,440)
Class C – automatic conversion to Class A Shares	(239)	(9,693)	—	—
Class R3	(19,278)	(800,093)	(6,450)	(301,349)
Class R6	(223,978)	(9,472,267)	(147,706)	(7,067,989)
Class I	(3,577,133)	(152,544,279)	(1,516,070)	(74,075,908)
	(4,441,898)	(188,320,993)	(2,187,077)	(106,083,200)
Net increase (decrease)	(1,632,353)	$ (69,504,991)	1,721,307	$ 84,765,345
47

Notes to Financial Statements (continued)
5.  Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Emerging Markets Equity	International Growth
Purchases	$13,929,699	$209,381,676
Sales	4,347,929	291,684,964
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of July 31, 2019.
	Emerging Markets Equity	International Growth
Tax cost of investments	$10,752,857	$335,741,275
Gross unrealized:
Appreciation	$ 1,536,330	$ 73,930,139
Depreciation	(521,802)	(29,199,702)
Net unrealized appreciation (depreciation) of investments	$ 1,014,528	$ 44,730,437
Permanent differences, primarily due to distribution reallocations, foreign currency transactions, securities litigation settlements and nondeductible stock issuance costs, resulted in reclassifications among the followng Funds' components of net assets as of July 31, 2019, the Funds' tax year end, as follows:
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2019, the Funds' tax year end, were as follows:
	Emerging Markets Equity	International Growth
Undistributed net ordinary income[1]	$540,626	$1,507,084
Undistributed net long-term capital gains	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended July 31, 2019 and July 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019	Emerging Markets Equity[2]	International Growth
Distributions from net ordinary income[1]	$10,000	$ 5,552,461
Distributions from net long-term capital gains[3]	—	13,261,395

48

2018	International Growth
Distributions from net ordinary income[1]	$1,129,744
Distributions from net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	For the period November 27, 2018 (commencement of operations) through July 31, 2019.
[3]	The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2019.
As of July 31, 2019, the Funds' tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
International Growth
Not subject to expiration:
Short-term	$ 8,893,840
Long-term	$ 6,445,433
Total	$15,339,273
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Emerging Markets Equity	International Growth
For the first $125 million	0.7000%	0.5500%
For the next $125 million	0.6875	0.5375
For the next $250 million	0.6750	0.5250
For the next $500 million	0.6625	0.5125
For the next $1 billion	0.6500	0.5000
For the next $3 billion	0.6250	0.4750
For the next $2.5 billion	0.6000	0.4500
For the next $2.5 billion	0.5875	0.4375
For net assets over $10 billion	0.5750	0.4250
49

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2019, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Emerging Markets Equity	0.1573%
International Growth	0.1792%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitation may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of each Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Emerging Markets Equity	0.99%	July 31, 2021	N/A
International Growth	0.90%	July 31, 2021	1.45%
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Emerging Markets Equity	International Growth
Sales charges collected (Unaudited)	$131	$44,866
Paid to financial intermediaries (Unaudited)	120	40,067
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
50

	Emerging Markets Equity	International Growth
Commission advances (Unaudited)	$45	$8,894
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Emerging Markets Equity	International Growth
12b-1 fees retained (Unaudited)	$179	$33,424
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Emerging Markets Equity	International Growth
CDSC retained (Unaudited)	$ —	$4,172
As of July 31, 2019, TIAA owned shares of the following Fund:
Fund	Emerging Markets Equity
Class A Shares	1,250
Class C Shares	1,250
Class R6 Shares	496,250
Class I Shares	1,250
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unreal-
51

Notes to Financial Statements (continued)
ized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.
As of July 31, 2018, the following Fund's Statement of Changes in Net Assets reflected the following UNII balance.
International Growth
UNII at the end of period	$2,263,415
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
10.  Subsequent Events
Complex-Level Management Fee
Effective August 1, 2019 (subsequent to the close of the reporting period), “eligible assets” of the complex-level management fee will include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.
52

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: Nuveen Emerging Markets Equity Fund and Nuveen International Growth Fund paid qualifying taxes of $17,110 and $529,985, respectively, and earned $155,845 and $6,430,980 of foreign source income, respectively, during the fiscal year ended July 31, 2019. Pursuant to Section 853 of the Internal Revenue Code, Nuveen Emerging Markets Equity Fund and Nuveen International Growth Fund hereby designate $0.03 and $0.06 per share as foreign taxes paid, respectively, and $0.31 and $0.76 per share as income earned from foreign sources, respectively, for the fiscal year ended July 31, 2019. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	% of DRD	% of QDI
Nuveen Emerging Markets Equity Fund	0.0%	0.0%
Nuveen International Growth Fund	2.2%	100.0%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
53

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Emerging Markets Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Emerging Markets Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Assets Value (NAV) per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
54

Annual Investment Management Agreement Approval Process
(Unaudited)
The Board of Trustees of Nuveen Investment Trust II (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), is responsible for determining whether to initially approve or, after an initial term, to renew, each Fund’s advisory arrangements. A discussion of the Board’s most recent approval of the renewal of the advisory arrangements for Nuveen International Growth Fund is set forth in Part I below. The advisory arrangements for Nuveen Emerging Markets Equity Fund have not yet been up for renewal. A discussion of the Board’s initial approval of the advisory arrangements for Nuveen Emerging Markets Equity Fund is set forth in Part II below.
I. Nuveen International Growth Fund
At a meeting held on May 21-23, 2019 (for purposes of this Part I, the “May Meeting”), the Board, including the Independent Board Members, approved the renewal of the management agreement (for purposes of this Part I, the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to Nuveen International Growth Fund (for purposes of this Part I, the “Fund”) and the sub advisory agreement (for purposes of this Part I, the “Sub Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub Adviser”) pursuant to which the Sub Adviser serves as the sub-adviser to the Fund. Following an initial two year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub Advisory Agreement on behalf of the Fund on an annual basis. For purposes of this Part I, the Investment Management Agreement and Sub Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b 1 fees and sub transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;
56

•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub advised by the Sub Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub Advisory Agreement.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one , three and five year periods ending December 31, 2018, as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group and the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance and was satisfied with the Adviser’s explanation.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex wide and fund level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were below the respective peer averages. Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that the Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s
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fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre tax and after tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub Adviser’s revenues, expenses and revenue margins (pre and post tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre and post tax) by asset type for the Sub Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund level component and a complex level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the temporary and permanent expense caps applicable to the Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.
II. Nuveen Emerging Markets Equity Fund
The Board Members are responsible for approving advisory arrangements and, at a meeting held on October 11, 2018 (for purposes of this Part II, the “Meeting”), were asked to approve the advisory arrangements for Nuveen Emerging Markets Equity Fund (for purposes of this Part II, the “Fund”). At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (for purposes of this Part II, the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as investment adviser to the Fund and the investment sub advisory agreement (for purposes of this Part II, the “Sub Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub Adviser”), pursuant to which the Sub-Adviser serves as investment sub-adviser to the Fund. The Adviser and the Sub Adviser are each hereafter a “Fund Adviser.” For purposes of this Part II, the Investment Management Agreement and the Sub Advisory Agreement are each hereafter an “Advisory Agreement” and collectively, the “Advisory Agreements.”
To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:
•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;
•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;
•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;
•	certain performance related information (as described below);
•	the profitability of Nuveen and its affiliates for their advisory activities;
•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;
•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and
•	the soft dollar practices of the Fund Adviser, if any.
At the Meeting and/or prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether in-
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vestment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services expected to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services expected to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.
A. Nature, Extent and Quality of Services
The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub Adviser already serve as adviser and sub adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.
At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds (as applicable) and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.
With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, at the Meeting and/or at prior meetings, the Board has recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provide to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services include, but are not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support. In addition to the services provided by the Adviser, the Board has also noted the business related risks the Adviser incurs in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Independent Board Members noted that the Adviser would oversee the Sub Adviser, which was generally expected to provide portfolio advisory services to the Fund. In addition, the Board Members recognized the relevant experience and expertise of the investment team expected to manage the Fund.
Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.
B. Investment Performance
The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser and sub advised by the Sub Adviser. In addition, the Board reviewed certain historical performance information relating to a Nuveen emerging markets retail separately managed account.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed maximum gross management fee and estimated gross and net total expense ratios for the Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. Further, the Independent Board Members considered the Fund’s proposed sub-advisory fee rate.
In addition, the Independent Board Members considered the Fund’s proposed fund-level and complex wide breakpoint schedules (described in further detail below), and any applicable fee waivers and expense reimbursements expected to be provided.
Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
2. Comparisons with the Fees of Other Clients
At the Meeting and/or at prior meetings, the Board has reviewed information regarding the fee rates that the Fund Advisers charge for certain other types of clients and the types of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include: retail and institutional managed accounts; investment companies outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board has further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
In reviewing the fee rates assessed to other clients, the Board has previously reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board has also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board has also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board has considered the differences in the passive management of Nuveen’s ETFs compared to the active management of other Nuveen funds which have also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board has noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee would be essentially for portfolio management services. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, at the Meeting and/or at prior meetings, the Independent Board Members have considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members have reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members have also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board has recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board has noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
Additionally, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre tax and after tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre tax and after tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members have also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board has noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members have also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, have recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board has noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board has recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board has also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
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In addition, the Independent Board Members have reviewed the Sub Adviser’s revenues, expenses and revenue margins (pre and post tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members have also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members have also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board has noted that Nuveen’s and the Sub Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. Although the Board has recognized that economies of scale are difficult to measure, the Independent Board Members have noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements, and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds.
With respect to breakpoint schedules, because the Board has previously recognized that economies of scale may occur not only when the assets of a particular fund grow, but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund level component and a complex level component, each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Accordingly, the Independent Board Members reviewed and considered the proposed management fees for the Fund, taking into account the fund level breakpoints and the complex-wide fee arrangement. Additionally, the Independent Board Members considered the Fund’s proposed temporary expense cap.
In addition, the Independent Board Members have recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.
E. Indirect Benefits
The Independent Board Members received and considered information at the Meeting and/or at prior meetings regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. In this regard, the Independent Board Members considered, among other things, any distribution fees and shareholder services fees expected to be received by the Fund’s principal underwriter, an affiliate of the Adviser (including fees to be received pursuant to any Rule 12b-1 plan).
In addition to the above, the Independent Board Members have considered whether the Sub-Adviser uses commissions paid by the Nuveen funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). In this regard, the Board has recognized that the Sub Adviser may benefit from research received from broker dealers that execute fund portfolio transactions. The Board, however, has noted that the benefits for sub advisers transacting in fixed income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board has noted that although the Sub Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit a Nuveen fund to the extent it enhances the ability of the Sub Adviser to manage such fund or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Approval
The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub Advisory Agreement should be and were approved on behalf of the Fund.
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Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	163
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	163
64

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	163
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	163
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President's Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	163
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	163
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	163
65

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	163
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	161

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
66

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
67

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)          Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
68

Notes
69

Notes
70

Notes
71

Nuveen:
Serving Investors for Generations
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Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-IGF-0719P944375-INV-Y-09/20

Mutual Funds
31 July
2019
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Winslow International Small Cap Fund	NWAIX	NWSCX	—	NWIFX	NWPIX
Nuveen Winslow Large-Cap Growth Fund	NWCAX	NWCCX	NWCRX	NWCFX	NVLIX
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You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chairman’s Letter to Shareholders
Dear Shareholders,
In recent months, economic pessimism has been rising. An unexpected escalation in U.S.- China trade tensions and an unpredictable Brexit outcome top the list of geopolitical concerns. Global macroeconomic data shows a further moderation in growth as a result of weaker export and manufacturing activity across the U.S., Europe and Asia. Notably, in the U.S., some of the more historically reliable leading economic indicators have turned bearish. Although these indicators do not predict the timing of an economic downturn, an inverted yield curve, which occurs when yields on long-term Treasury bonds fall below those of short-term Treasury bonds, and contracting manufacturing activity have preceded past U.S. recessions. U.S. economic growth forecasts and corporate earnings outlooks continue to be downgraded. In this environment, equity market volatility has increased while safe-haven assets, including government bonds and gold, have rallied strongly.
While these conditions have contributed to the market’s anxiety and certainly merit watching, it appears the likelihood of a near-term recession remains low. Consumer spending, buoyed by historically low unemployment and modest wage growth, has powered the economic recovery, even as business investment has been lackluster. Additionally, the sectors directly hit by trade, namely manufacturing and commodity-related businesses, represent a much smaller share of the overall economy than in the past. Central bank efforts to extend the economic cycle with lower interest rates encourages business and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Recession is not necessarily imminent if these factors can provide the economy with a measure of resilience, sustaining growth at a more subdued pace.
Outside the U.S., central banks and governments have been easing monetary conditions and rolling out fiscal spending programs to buffer slowing growth. The European Central Bank is widely expected to announce a stimulus plan at its September meeting, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy. Until there is more clarity on trade, however, the markets may experience bouts of risk-on, risk-off sentiment.
The opportunity set may be narrower, but there may still be scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
September 24, 2019

4

Portfolio Managers’
Comments
Nuveen Winslow International Small Cap Fund
Nuveen Winslow Large-Cap Growth Fund
The Nuveen Winslow International Small Cap Fund features portfolio management by Winslow Capital Management, LLC (Winslow Capital), an affiliate of Nuveen, LLC. The Fund’s portfolio was managed by Steven M. Larson, CFA and Adam J. Kuhlmann.
In May 2019, Dean G. DuMonthier, CFA, was added as a portfolio manager on the Nuveen Winslow International Small Cap Fund. Effective July 1, 2019, Steven Larson was no longer a portfolio manager on the Nuveen Winslow International Small Cap Fund.
The Nuveen Winslow Large-Cap Growth Fund is available for investment only for “traditional institutional investors” such as (a) Taft Hartley plans, endowments and foundations, public and corporate plans and qualified institutional buyers, and (b) other institutional investors with an initial purchase of at least $5 million, and to defined contribution plans in the form of Class A, R3 and R6 Shares. Class A, Class C and Class I Shares are also available to retail customers of certain broker-dealers.
The Nuveen Winslow Large-Cap Growth Fund features portfolio management by Winslow Capital. The Fund’s portfolio is managed by Justin H. Kelly, CFA, and Patrick M. Burton, CFA.
Here they discuss the U.S. economy, domestic and global markets, their management strategies and the performance of the Funds during the twelve-month reporting period ended July 31, 2019.
What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended July 31, 2019?
The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. The Bureau of Economic Analysis “second” estimate of gross domestic product (GDP) growth came in at 2.0% (annualized) for the second quarter of 2019, a notable slowdown from 3.1% annualized growth in the first quarter of the year and below the 2.5% growth rate achieved in 2018. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Strong consumer and government spending in the April to June 2019 quarter helped sustain the economy’s growth trend, despite weaker exports and reduced business investment.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in July 2019 from 3.9% in July 2018 and job gains averaged around 187,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.2% in July 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended July 31, 2019 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.1% year-over-year in June 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.8% and 2.1%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019 and September 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate and that it will stop shrinking its bond portfolio sooner than scheduled. Markets initially registered disappointment with the Fed’s explanation that the rate cut was a “mid-cycle adjustment,” rather than a prolonged easing period.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. The July negotiations ended without an agreement, and President Trump announced a 10% tariff on the remaining $300 billion worth of Chinese imports effective in September. (Subsequent to the close of the reporting period, he said the tariffs would be postponed until mid-December). Additionally, the U.S. administration walked back its ban on U.S. companies doing business with Chinese tech giant Huawei. The agreed-upon trade deal between the U.S., Mexico and Canada to replace the North American Free Trade Agreement has yet to be ratified by the national congresses, while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Markets grew increasingly worried that trade conflicts would dampen already slowing global growth, as negative sentiment could inhibit business, consumer and investor confidence and spending.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline. The European Union extended the deadline to October 31, 2019, and Prime Minister May resigned effective June 7, 2019. As widely expected, Brexit hardliner Boris Johnson was voted leader of the Conservative Party and assumed premiership. Europe also contended with Italy’s eurosceptic coalition government and its challenging fiscal condition, the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. (Subsequent to the close of the reporting period, Italy’s Prime Minister unexpectedly resigned amid a growing rift with the coalition government over key domestic and fiscal policies.)
Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s upcoming presidential election. (After the close of the reporting period, President Macri, who was considered the market-friendly candidate, suffered a surprising defeat in Argentina’s August primary vote.) In the U.K., the possibility of a no-deal Brexit increased under new Prime Minister Boris Johnson. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
The U.S. equity markets have been positive for the twelve-month period driven by global economic growth, U.S. tax reform and solid corporate earnings. With equity valuations for the major indices modestly above long-term averages, the key for stock returns has been earnings growth during this reporting period. As a result, growth equity returns have dominated with the Russell 1000® Growth Index increasing 10.8% versus 8.0% for the S&P 500® and 5.2% for the Russell 1000® Value Index.
The period proved to be volatile for equity markets globally as the tensions between slowing global growth and incrementally supportive monetary policies played out in the reporting period. Following double-digit equity market declines in December 2018, the market rebounded in the first quarter 2019 wiping out the decline almost entirely. However, over the course of the entire reporting period the international equity markets began to discount the clear signs of slowing global growth amid continued geopolitical tensions. International small cap equities, as represented by the MSCI World ex-USA Small Cap Index, declined mid-single digits during the reporting period.
In response to the slowing growth, the vast majority of central banks globally have pivoted back to an accommodative stance after starting the reporting period in “normalization” mode. In the last year of his term as the European Central Bank (ECB) President, Mario Draghi has made it clear that new tools are back on the table to help support economic growth, including potentially restarting asset purchases. As a result, interest rates declined, bringing many countries into negative territory.
In local terms, Japan was the worst performing region as economic activity continues to be impacted by the slowdown in China, aging demographics and the anticipation of rising taxes. Europe also performed poorly when currency is factored in USD terms amidst the
6

political uncertainty. Real estate, utilities and information technology led sector performance, while the energy and financials sectors lagged due to slowing economic activity and declining interest rates.
Nuveen Winslow International Small Cap Fund
How did the Fund perform during the twelve-month reporting period ended July 31, 2019?
The table in the Fund Performance and Expense Ratios section of this report also provides total returns for the Nuveen Winslow International Small Cap Fund one-year and since inception periods ended July 31, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). During the twelve-month reporting period, the Fund’s Class A Shares at NAV outperformed the MSCI World ex USA Small Cap Index and its Lipper classification average.
What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2019 and how did these strategies influence performance?
The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of small-capitalization companies and invests at least 80% of its net assets in securities of non-U.S. companies. Small-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the MSCI World ex USA Small Cap Index on the last business day of the month in which its most recent rebalancing was completed. The index currently is rebalanced semi-annually in May and November of each year. The Fund may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.
We apply an optimal blend of systematic and fundamental research within a disciplined investment process to add value primarily via stock selection. This approach seeks to uncover and capitalize on the many dynamic opportunities within the large universe of more than 4,000 small cap companies across 22 developed countries. Typical investments include companies with improving fundamental profiles, as well as sustainable, above-average earnings growth, high or rising returns on invested capital and reasonable relative valuations.
The investment approach is best described in three steps: discover, discern and decide. During the discover step, research tools are used to evaluate and rank equity securities within regional peer groups and narrow the focus to companies with an attractive combination of fundamental change, valuation and price action characteristics. During the discern step, fundamental analysis is applied to the most attractively ranked-stocks, enabling the team to assess the sources of sustainable fundamental change, competitive advantage and business quality, in order to identify quality growth investment candidates with high performance potential. Lastly, during the decide step, risk-aware portfolio construction begins at the company level, focusing on quality businesses and ends with proprietary tools to identify and monitor portfolio risk exposures.
The Fund primarily benefited from strong stock selection across regions, countries and sectors. From an allocation perspective, the Fund benefited slightly from an overweight position to Asia Pacific ex Japan and an underweight position in Japan. The Fund benefited most from stock selection in the information technology, materials and financials sectors, and was positive in the majority of sectors across the market. Stock selection was most effective within Europe and the Asia Pacific regions and added value in all major regions.
Several individual positions contributed to performance. Materials sector holding, Kirkland Lake Gold Ltd., which engages in mining, development and exploration of gold properties primarily in Australia and Canada, was a top individual contributor during the reporting period. The company reported strong earnings results that reflected increased gold production and lower costs. Additionally, exploration updates across multiple locations exceeded expectations in terms of quality and quantity of gold deposits. We still hold the position. Technology sector holding, Altium Ltd., an Australia-based developer of software used to design electronic products, including printed circuit boards (PCBs), was another top contributor to performance. Altium’s clients include some of the world’s largest product companies, including Apple, Microsoft and Tesla. Altium continued to deliver strong revenue growth and expanding margins with a significant focus on innovative product development and sales execution. The company recently reaffirmed its ambition of reaching 100,000 subscribers by 2025 from an existing level of 39,000, thus accelerating market share gains for its core PCB business.
7

Portfolio Managers’ Comments (continued)
We still hold the position. Lastly, energy sector holding, Gaztransport & Technigaz SA (GTT) contributed to the Fund’s performance. GTT is a French engineering company with patented technologies for liquefied natural gas (LNG) containment systems and is uniquely positioned to capitalize on a strong market position with multiple competitive advantages in terms of membrane technologies and related patents.
Several individual holdings detracted from performance, including industrial sector holding Nolato AB, Class B, the Sweden-based provider of specialty polymer products sold to the medical, industrial and telecommunications industries. After a prolonged period of strong sales growth driven by many new products, the stock was negatively impacted by a patent dispute related to a customer’s vaporizer product. We exited the position. Industrial sector holding Nishio Rent All Co Ltd, a Japanese construction and industrial equipment rental company, also detracted from performance during the reporting period. While the company experienced strong equipment rental demand driven by construction for the 2020 summer Olympics and other infrastructure projects, intense competition drove weak pricing and margins. However, Nishio delivered first quarter 2019 revenue and operating results that met expectations and represented more than half of the full year numbers. We continue to hold the position. Lastly, industrial sector holding, Jungheinrich AG, the global leader in lithium-ion battery powered forklifts based in Germany, detracted from performance during the reporting period as sales slowed significantly recently as business capital expenditure slowed in Europe. The company continued to benefit from contract wins, but near-term sales and margin uncertainty impacted the shares. Subsequent to the close of the reporting period, we exited the position.
Nuveen Winslow Large-Cap Growth Fund
How did the Fund perform during the twelve-month reporting period ended July 31, 2019?
The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Nuveen Winslow Large-Cap Growth Fund for the one-year, five-year, ten-year and since inception periods ended July 31, 2019. Comparative performance information is provided for the Fund’s Class A Shares at NAV. The Winslow Large-Cap Growth Fund’s Class A Shares at NAV slightly underperformed the Russell 1000® Growth Index but outperformed its Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.
What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2019 and how did these strategies influence performance?
The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. In assembling the Fund’s portfolio, we believe that investing in companies with above-average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings or cash flow growth rate for an issue is also important in selecting a stock. We focus on companies that we believe can deliver attractive future annual earnings growth with rising return on invested capital and positive cash flow.
Winslow Capital’s sell discipline utilizes the same fundamental research process seeking to control risk and protect capital. Under normal market conditions, Winslow Capital employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, or the position exceeds limits set by the sub-adviser.
Strong performance for the reporting period was driven entirely from stock selection. Stock selection in the information technology and health care sectors were the most meaningful components of the relative performance.
From a sector allocation perspective, the Fund’s overweight to the poor performing health care sector detracted from relative performance during the reporting period. However, this was more than offset by exceptionally strong stock selection within the sector. The underweighting of the energy sector was a contributor to relative performance. Our decision to overweight or underweight a sector is driven by stock-specific analysis. Therefore, while we remain void both the consumer staples and energy sectors, our absence stems from our observation of individual stocks in both sectors having secular challenges, uninspiring valuations or both.
8

Several individual positions contributed to performance, most notably information technology holding Xilinx, Inc. This semiconductor company delivers the most dynamic processing technology in the industry, which enables rapid innovation and intelligent computing across industries from the cloud, to consumers, to cars with potential gains resulting from the introduction of 5G and the increased usage of data centers. We still hold the position. Health care sector holding Veeva Systems Inc. also contributed to performance. This health care sector technology innovator is rapidly replacing legacy on-premise software built for the biopharmaceutical industry with its cloud/SaaS platforms. We continue to hold the stock. Lastly, technology holding, PagSeguro Digital Ltd. contributed to performance. This Brazilian electronic payments provider has grown their merchant base by 80% per year since 2014 and focuses on small/micro businesses, which account for over 99% of Brazil’s 12 million businesses. We continue to hold the position.
Several individual positions detracted from performance. Our research concluded that semiconductor equipment spending may disappoint as a result of global trade tensions and lower investments for memory chips. As such, we sold our position in Applied Materials Inc., which detracted from performance. In addition, Electronic Arts Inc. detracted from performance. The online gaming company came under increased regulatory scrutiny and delivered lower than expected engagement/monetization characteristics from its free-to-play "Apex Legends" offering. The position was sold. Lastly, consumer discretionary holding Alibaba Group Holding Ltd. detracted from performance. The Chinese e-commerce giant was challenged during the reporting period by the macro environment in China. We continue to hold the position.
9

Risk Considerations
Nuveen Winslow International Small Cap Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives and growth stock risks, are described in the Fund's prospectus.
Nuveen Winslow Large-Cap Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as currency, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.
10

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
11

Fund Performance and Expense Ratios (continued)
Nuveen Winslow International Small Cap Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Cumulative Total Returns as of July 31, 2019
	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	1.83%	1.66%
Class A Shares at maximum Offering Price	(4.02)%	(1.99)%
MSCI World ex USA Small Cap Index	(7.12)%	(3.69)%
Lipper International Small/Mid-Cap Classification Average	(7.29)%	(3.72)%
Class C Shares	1.05%	0.86%
Class R6 Shares	2.07%	1.90%
Class I Shares	2.07%	1.90%
Cumulative Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	4.23%	3.14%
Class A Shares at maximum Offering Price	(1.77)%	(0.77)%
Class C Shares	3.49%	2.36%
Class R6 Shares	4.52%	3.39%
Class I Shares	4.52%	3.39%
Since inception returns for Class A, C, R6 and I Shares, and for the comparative index and Lipper classification average, are from 12/18/17. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	4.49%	5.12%	4.19%	4.47%
Net Expense Ratios	1.20%	1.95%	0.94%	0.95%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.00% after July 31, 2021) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the Total Annual Fund Operating Expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2021 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
12

Growth of an Assumed $10,000 Investment as of July 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
13

Fund Performance and Expense Ratios (continued)
Nuveen Winslow Large-Cap Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	10.59%	13.92%	14.76%
Class A Shares at maximum Offering Price	4.23%	12.58%	14.08%
Russell 1000® Growth Index	10.82%	14.25%	15.74%
Lipper Large-Cap Growth Funds Classification Average	9.81%	12.97%	14.41%
Class C Shares	9.78%	13.07%	13.90%
Class R3 Shares	10.33%	13.63%	14.48%
Class I Shares	10.88%	14.20%	15.05%

	Average Annual
	1-Year	5-Year	Since Inception
Class R6 Shares	11.07%	14.39%	15.81%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	11.27%	13.29%	15.34%
Class A Shares at maximum Offering Price	4.87%	11.96%	14.66%
Class C Shares	10.46%	12.45%	14.48%
Class R3 Shares	11.00%	13.01%	15.06%
Class I Shares	11.56%	13.58%	15.63%

	Average Annual
	1-Year	5-Year	Since Inception
Class R6 Shares	11.76%	13.77%	15.75%
Since inception returns for Class R6 Shares are from 3/25/13. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
14

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.18%	1.93%	1.43%	0.75%	0.93%
Net Expense Ratios	0.98%	1.73%	1.23%	0.55%	0.73%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% (1.25% after July 31, 2021) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2021, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
15

Holding Summaries    as of July 31, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Winslow International Small Cap Fund
Fund Allocation (% of net assets)
Common Stocks	96.7%
Repurchase Agreements	2.8%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Israel Discount Bank Ltd	2.2%
Nihon Unisys Ltd	2.2%
Altium Ltd	2.1%
Persol Holdings Co Ltd	2.0%
Canadian Apartment Properties REIT	1.8%
Portfolio Composition (% of net assets)
Equity Real Estate Investment Trust	6.7%
Trading Companies & Distributors	6.4%
Real Estate Management & Development	5.7%
Machinery	5.6%
Electronic Equipment, Instruments & Components	4.3%
Health Care Equipment & Supplies	4.1%
IT Services	3.9%
Banks	3.9%
Insurance	3.8%
Food Products	3.8%
Household Durables	3.5%
Distributors	3.1%
Beverages	3.1%
Specialty Retail	3.1%
Pharmaceuticals	2.9%
Oil, Gas & Consumable Fuels	2.7%
Diversified Financial Services	2.3%
Metals & Mining	2.2%
Software	2.1%
Professional Services	2.0%
Chemicals	1.7%
Other	19.8%
Repurchase Agreements	2.8%
Other Assets Less Liabilities	0.5%
Net Assets	100%
Country Allocation[1] (% of net assets)
Japan	24.1%
United Kingdom	18.4%
Canada	7.0%
Sweden	5.6%
Germany	5.4%
Italy	4.6%
Hong Kong	3.8%
Australia	3.8%
Finland	3.2%
Denmark	3.1%
New Zealand	2.9%
Other	17.6%
Other Assets Less Liabilities	0.5%
Net Assets	100%
1	Includes 2.8% (as a percentage of net assets) in emerging market countries.
16

Nuveen Winslow Large-Cap Growth Fund
Fund Allocation (% of net assets)
Common Stocks	99.4%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	18.0%
IT Services	16.4%
Interactive Media & Services	10.6%
Internet & Direct Marketing Retail	9.1%
Health Care Equipment & Supplies	4.3%
Textiles, Apparel & Luxury Goods	3.7%
Pharmaceuticals	3.5%
Technology Hardware, Storage & Peripherals	3.3%
Specialty Retail	3.2%
Semiconductors & Semiconductor Equipment	3.1%
Aerospace & Defense	2.9%
Life Sciences Tools & Services	2.7%
Other	18.6%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	7.3%
Amazon.com Inc	6.8%
Visa Inc	4.8%
Facebook Inc	4.7%
salesforce.com Inc	3.7%
17

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2019.
The beginning of the period is February 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Winslow International Small Cap Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,058.40	$1,054.05	$1,059.43	$1,059.98
Expenses Incurred During the Period	$ 6.12	$ 9.93	$ 4.70	$ 4.85
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.84	$1,015.12	$1,020.23	$1,020.08
Expenses Incurred During the Period	$ 6.01	$ 9.74	$ 4.61	$ 4.76
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.20%, 1.95%, 0.92%, and 0.95% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
18

Nuveen Winslow Large-Cap Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,138.42	$1,134.03	$1,136.73	$1,140.35	$1,139.76
Expenses Incurred During the Period	$ 5.20	$ 9.15	$ 6.52	$ 3.08	$ 3.87
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.93	$1,016.22	$1,018.70	$1,021.92	$1,021.17
Expenses Incurred During the Period	$ 4.91	$ 8.65	$ 6.16	$ 2.91	$ 3.66
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.98%, 1.73%, 1.23%, 0.58% and 0.73% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of Nuveen Winslow International Small Cap Fund and Nuveen Winslow Large-Cap Growth Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Winslow International Small Cap Fund and Nuveen Winslow Large-Cap Growth Fund (two of the Funds constituting Nuveen Investment Trust II, hereafter collectively referred to as the "Funds") as of July 31, 2019, the related statements of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019 (or for Nuveen Winslow International Small Cap Fund, for the period December 18, 2017 (commencement of operations) through July 31, 2018, and then the year ended July 31, 2019), including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2019 (or for Nuveen Winslow International Small Cap Fund, for the period December 18, 2017 (commencement of operations) through July 31, 2018, and then the year ended July 31, 2019) and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
September 26, 2019
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
20

Nuveen Winslow International Small Cap Fund
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 96.7%
	COMMON STOCKS – 96.7%
	Aerospace & Defense – 1.5%
23,650	CAE Inc	$ 637,751
	Banks – 3.9%
22,800	Fukuoka Financial Group Inc, (2)	417,523
223,277	Israel Discount Bank Ltd, (2)	963,670
15,786	Van Lanschot Kempen NV, (2)	322,335
	Total Banks	1,703,528
	Beverages – 3.1%
62,569	Britvic PLC, (2)	695,158
9,002	Royal Unibrew A/S, (2)	670,851
	Total Beverages	1,366,009
	Biotechnology – 1.5%
40,498	Abcam PLC, (2)	641,414
	Building Products – 1.6%
288,895	GWA Group Ltd, (2)	706,366
	Capital Markets – 1.3%
7,568	Euronext NV,144A, (2)	584,222
	Chemicals – 1.7%
51,400	Kemira OYJ, (2)	758,093
	Commercial Services & Supplies – 1.1%
18,550	Intrum AB, (2)	486,300
	Construction Materials – 1.2%
18,100	Taiheiyo Cement Corp, (2)	508,344
	Distributors – 3.1%
14,800	D'ieteren SA/NV	693,846
13,950	Paltac Corporation, (2)	680,969
	Total Distributors	1,374,815
	Diversified Financial Services – 2.3%
98,500	Mitsubishi UFJ Lease & Finance Co Ltd, (2)	521,972
12,700	Zenkoku Hosho Co Ltd, (2)	495,380
	Total Diversified Financial Services	1,017,352
21

Nuveen Winslow International Small Cap Fund (continued)
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	Diversified Telecommunication Services – 1.4%
165,919	Chorus Ltd, (2)	$ 600,841
	Electronic Equipment, Instruments & Components – 4.3%
30,400	Anritsu Corp, (2)	557,958
31,051	Halma PLC, (2)	749,865
18,745	Spectris PLC, (2)	577,402
	Total Electronic Equipment, Instruments & Components	1,885,225
	Equity Real Estate Investment Trust – 6.7%
35,400	alstria office REIT-AG	572,142
20,600	Canadian Apartment Properties REIT	760,287
606	Japan Hotel REIT Investment Corp, (2)	506,022
531,300	Mapletree Logistics Trust, (2)	594,095
66,100	Safestore Holdings PLC	502,401
	Total Equity Real Estate Investment Trust	2,934,947
	Food Products – 3.8%
19,800	Fuji Oil Holdings Inc, (2)	609,528
11,500	S Foods Inc, (2)	353,043
144,000	Vitasoy International Holdings Ltd, (2)	677,898
	Total Food Products	1,640,469
	Health Care Equipment & Supplies – 4.1%
5,981	DiaSorin SpA, (2)	693,632
62,959	Fisher & Paykel Healthcare Corp Ltd, (2)	678,622
15,350	Nihon Kohden Corp, (2)	420,038
	Total Health Care Equipment & Supplies	1,792,292
	Hotels, Restaurants & Leisure – 1.2%
62,895	SSP Group Plc, (2)	537,985
	Household Durables – 3.5%
52,800	Haseko Corp, (2)	571,966
13,716	Kaufman & Broad SA, (2)	563,208
31,700	Sumitomo Forestry Co Ltd, (2)	396,790
	Total Household Durables	1,531,964
	Industrial Conglomerates – 1.6%
6,099	Rheinmetall AG, (2)	692,071
	Insurance – 3.8%
76,580	Beazley PLC, (2)	534,830
13,524	Topdanmark A/S, (2)	693,186
46,570	Uniqa Insurance Group AG	417,580
	Total Insurance	1,645,596
	Interactive Media & Services – 1.3%
91,070	Rightmove PLC, (2)	582,467
22

Shares	Description (1)	Value
	IT Services – 3.9%
34,000	DTS Corp, (2)	$743,204
29,300	Nihon Unisys Ltd, (2)	961,620
	Total IT Services	1,704,824
	Leisure Products – 1.2%
24,700	Thule Group AB,144A, (2)	539,525
	Machinery – 5.6%
10,000	Daifuku Co Ltd, (2)	546,933
17,462	Jungheinrich AG	389,315
3,730	Kardex AG	537,813
5,152	Spirax-Sarco Engineering PLC, (2)	561,791
44,500	Tadano Ltd, (2)	400,115
	Total Machinery	2,435,967
	Marine – 1.3%
56,000	Seaspan Corp	568,400
	Metals & Mining – 2.2%
12,150	Kirkland Lake Gold Ltd	502,460
248,900	Nippon Light Metal Holdings Co Ltd, (2)	455,010
	Total Metals & Mining	957,470
	Multiline Retail – 1.5%
71,875	Tokmanni Group Corp	650,051
	Oil, Gas & Consumable Fuels – 2.7%
5,856	Gaztransport & Technigaz SA, (2)	531,286
380,051	Saras SpA, (2)	625,582
	Total Oil, Gas & Consumable Fuels	1,156,868
	Pharmaceuticals – 2.9%
16,827	Dechra Pharmaceuticals PLC, (2)	601,009
15,087	Recordati SpA, (2)	675,668
	Total Pharmaceuticals	1,276,677
	Professional Services – 2.0%
35,750	Persol Holdings Co Ltd, (2)	864,684
	Real Estate Management & Development – 5.7%
34,426	Castellum AB, (2)	698,869
820,100	K Wah International Holdings Ltd, (2)	426,702
56,138	Savills PLC, (2)	647,952
30,174	TAG Immobilien AG, (2)	710,334
	Total Real Estate Management & Development	2,483,857
	Software – 2.1%
37,551	Altium Ltd, (2)	933,808
23

Nuveen Winslow International Small Cap Fund (continued)
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	Specialty Retail – 3.1%
83,475	Bilia AB, (2)	$736,958
23,615	WH Smith PLC, (2)	607,371
	Total Specialty Retail	1,344,329
	Thrifts & Mortgage Finance – 0.8%
78,400	OneSavings Bank PLC	346,474
	Trading Companies & Distributors – 6.4%
76,400	BOC Aviation Ltd,144A, (2)	658,215
69,500	Howden Joinery Group PLC, (2)	466,875
18,300	Nishio Rent All Co Ltd, (2)	511,587
29,800	Russel Metals Inc	472,582
14,000	Toromont Industries Ltd	702,228
	Total Trading Companies & Distributors	2,811,487
	Transportation Infrastructure – 1.3%
692,000	Yuexiu Transport Infrastructure Ltd, (2)	549,624
	Total Long-Term Investments (cost $41,326,182)	42,252,096

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.8%
	REPURCHASE AGREEMENTS – 2.8%
$ 1,209	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/19, repurchase price $1,208,828, collateralized by $1,250,000 U.S. Treasury Notes, 1.125%, due 6/30/21, value $1,233,596	1.200%	8/01/19	$ 1,208,788
	Total Short-Term Investments (cost $1,208,788)			1,208,788
	Total Investments (cost $42,534,970) – 99.5%			43,460,884
	Other Assets Less Liabilities – 0.5%			224,231
	Net Assets – 100%			$ 43,685,115
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
24

Nuveen Winslow Large-Cap Growth Fund
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.4%
	COMMON STOCKS – 99.4%
	Aerospace & Defense – 2.9%
33,050	Boeing Co	$11,275,999
29,350	Northrop Grumman Corp	10,142,479
	Total Aerospace & Defense	21,418,478
	Automobiles – 1.9%
84,950	Ferrari NV	13,683,746
	Biotechnology – 1.3%
81,100	Exact Sciences Corp, (2)	9,335,421
	Capital Markets – 1.7%
59,550	Moody's Corp	12,763,947
	Chemicals – 2.3%
37,950	Linde PLC	7,259,076
18,360	Sherwin-Williams Co	9,419,414
	Total Chemicals	16,678,490
	Entertainment – 2.5%
23,950	Netflix Inc, (2)	7,735,611
77,200	Walt Disney Co	11,040,372
	Total Entertainment	18,775,983
	Equity Real Estate Investment Trust – 0.5%
7,350	Equinix Inc	3,690,435
	Health Care Equipment & Supplies – 4.3%
117,600	Abbott Laboratories	10,242,960
18,430	Intuitive Surgical Inc, (2)	9,574,569
55,350	Stryker Corp	11,611,323
	Total Health Care Equipment & Supplies	31,428,852
	Health Care Providers & Services – 1.7%
49,050	UnitedHealth Group Inc.	12,213,941
	Health Care Technology – 1.2%
52,050	Veeva Systems Inc, (2)	8,635,095
	Industrial Conglomerates – 1.4%
59,650	Honeywell International Inc	10,287,239
25

Nuveen Winslow Large-Cap Growth Fund (continued)
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	Interactive Media & Services – 10.6%
17,800	Alphabet Inc, Class A, (2)	$21,683,960
18,040	Alphabet Inc, Class C, (2)	21,948,907
177,800	Facebook Inc, (2)	34,534,094
	Total Interactive Media & Services	78,166,961
	Internet & Direct Marketing Retail – 9.1%
52,350	Alibaba Group Holding Ltd, Sponsored ADR, (2)	9,062,309
26,980	Amazon.com Inc, (2)	50,365,724
11,690	MercadoLibre Inc, (2)	7,264,400
	Total Internet & Direct Marketing Retail	66,692,433
	IT Services – 16.4%
69,950	Automatic Data Processing Inc	11,648,074
128,550	Fiserv Inc, (2)	13,553,027
154,850	GoDaddy Inc, (2)	11,362,893
90,250	Mastercard Inc	24,572,367
196,350	Pagseguro Digital Ltd, (2)	8,537,298
145,550	PayPal Holdings Inc, (2)	16,068,720
197,100	Visa Inc	35,083,800
	Total IT Services	120,826,179
	Life Sciences Tools & Services – 2.7%
32,300	Illumina Inc, (2)	9,669,974
36,350	Thermo Fisher Scientific Inc	10,093,668
	Total Life Sciences Tools & Services	19,763,642
	Machinery – 0.9%
91,750	Fortive Corp	6,977,588
	Pharmaceuticals – 3.5%
261,700	AstraZeneca PLC, Sponsored ADR	11,360,397
128,900	Zoetis Inc	14,809,321
	Total Pharmaceuticals	26,169,718
	Professional Services – 1.4%
17,320	CoStar Group Inc, (2)	10,658,728
	Road & Rail – 1.8%
72,000	Union Pacific Corp	12,956,400
	Semiconductors & Semiconductor Equipment – 3.1%
99,440	Microchip Technology Inc	9,389,125
61,900	Texas Instruments Inc	7,738,119
52,000	Xilinx Inc.	5,938,920
	Total Semiconductors & Semiconductor Equipment	23,066,164
	Software – 18.0%
73,950	Adobe Inc, (2)	22,100,697
26

Shares	Description (1)	Value
	Software (continued)
53,450	Autodesk Inc, (2)	$8,347,287
58,850	Intuit Inc	16,319,693
394,750	Microsoft Corp	53,792,582
176,200	salesforce.com Inc, (2)	27,222,900
24,150	Workday Inc, (2)	4,829,517
	Total Software	132,612,676
	Specialty Retail – 3.2%
59,550	Five Below Inc, (2)	6,994,743
160,600	Lowe's Cos Inc	16,284,840
	Total Specialty Retail	23,279,583
	Technology Hardware, Storage & Peripherals – 3.3%
115,400	Apple Inc	24,584,816
	Textiles, Apparel & Luxury Goods – 3.7%
218,300	NIKE Inc	18,780,349
95,900	VF Corp	8,380,701
	Total Textiles, Apparel & Luxury Goods	27,161,050
	Total Long-Term Investments (cost $438,899,362)	731,827,565

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.7%
	REPURCHASE AGREEMENTS – 0.7%
$ 4,981	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/19, repurchase price $4,980,892, collateralized by $5,150,000 U.S. Treasury Notes, 1.125%, due 6/30/21, value $5,082,417	1.200%	8/01/19	$ 4,980,726
	Total Short-Term Investments (cost $4,980,726)			4,980,726
	Total Investments (cost $443,880,088) – 100.1%			736,808,291
	Other Assets Less Liabilities – (0.1)%			(787,201)
	Net Assets – 100%			$ 736,021,090
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
27

Statement of Assets and Liabilities
July 31, 2019
	Winslow International Small Cap	Winslow Large-Cap Growth
Assets
Long-term investments, at value (cost $41,326,182 and $438,899,362, respectively)	$42,252,096	$731,827,565
Short-term investments, at value (cost approximates value)	1,208,788	4,980,726
Cash denominated in foreign currencies (cost $51 and $—, respectively)	51	—
Receivable for:
Dividends	21,626	224,774
Interest	40	166
Investments sold	502,409	28,285,393
Reclaims	21,678	—
Shares sold	17,570	660,990
Other assets	25,143	99,066
Total assets	44,049,401	766,078,680
Liabilities
Payable for:
Investments purchased	281,770	28,920,826
Shares redeemed	—	178,790
Accrued expenses:
Management fees	24,695	351,947
Professional fees	27,733	36,240
Trustees fees	342	73,028
12b-1 distribution and service fees	123	7,364
Other	29,623	489,395
Total liabilities	364,286	30,057,590
Net assets	$43,685,115	$736,021,090

See accompanying notes to financial statements.
28

Statement of Assets and Liabilities (continued)
	Winslow International Small Cap	Winslow Large-Cap Growth
Class A Shares
Net assets	$ 471,114	$ 20,563,585
Shares outstanding	23,005	514,810
Net asset value ("NAV") per share	$ 20.48	$ 39.94
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 21.73	$ 42.38
Class C Shares
Net assets	$ 25,355	$ 3,255,575
Shares outstanding	1,250	94,375
NAV and offering price per share	$ 20.28	$ 34.50
Class R3 Shares
Net assets	$ —	$ 599,637
Shares outstanding	—	15,723
NAV and offering price per share	$ —	$ 38.14
Class R6 Shares
Net assets	$32,539,270	$ 97,922,150
Shares outstanding	1,586,980	2,323,561
NAV and offering price per share	$ 20.50	$ 42.14
Class I Shares
Net assets	$10,649,376	$613,680,143
Shares outstanding	519,528	14,793,596
NAV and offering price per share	$ 20.50	$ 41.48
Fund level net assets consist of:
Capital paid-in	$43,063,947	$399,424,050
Total distributable earnings	621,168	336,597,040
Fund level net assets	$43,685,115	$736,021,090
Authorized shares - per class	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01
See accompanying notes to financial statements.
29

Statement of Operations
Year Ended July 31, 2019
	Winslow International Small Cap	Winslow Large-Cap Growth
Investment Income
Dividends	$1,166,448	$ 5,385,326
Foreign tax withheld on dividend income	(106,096)	(16,549)
Total investment income	1,060,352	5,368,777
Expenses
Management fees	299,163	4,710,661
12b-1 service fees - Class A Shares	1,039	46,514
12b-1 distibution and service fees - Class C Shares	244	22,756
12b-1 distibution and service fees - Class R3 Shares	—	2,687
Shareholder servicing agent fees	3,982	994,015
Custodian fees	97,154	81,720
Professional fees	24,307	68,315
Trustees fees	959	19,525
Shareholder reporting expenses	7,920	72,721
Federal and state registration fees	67,593	89,164
Other	5,823	20,640
Total expenses before fee waiver/expense reimbursement	508,184	6,128,718
Fee waiver/expense reimbursement	(184,601)	(1,210,112)
Net expenses	323,583	4,918,606
Net investment income (loss)	736,769	450,171
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(799,708)	58,725,193
Change in net unrealized appreciation (depreciation) of investments and foreign currency	959,770	10,916,331
Net realized and unrealized gain (loss)	160,062	69,641,524
Net increase (decrease) in net assets from operations	$ 896,831	$70,091,695
See accompanying notes to financial statements.
30

Statement of Changes in Net Assets
	Winslow International Small Cap		Winslow Large-Cap Growth
	Year Ended 7/31/19	For the Period 12/18/17 (commencement of operations) through(1) 7/31/18	Year Ended 7/31/19	Year Ended(1) 7/31/18
Operations
Net investment income (loss)	$ 736,769	$ 55,923	$ 450,171	$ 88,176
Net realized gain (loss) from investments and foreign currency	(799,708)	(101,441)	58,725,193	115,821,324
Change in net unrealized appreciation (depreciation) of investments and foreign currency	959,770	(34,757)	10,916,331	30,033,769
Net increase (decrease) in net assets from operations	896,831	(80,275)	70,091,695	145,943,269
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(1,031)	—	(2,621,671)	(2,312,574)
Class C Shares	—	—	(327,902)	(237,366)
Class R3 Shares	—	—	(76,986)	(84,926)
Class R6 Shares	(159,677)	—	(13,388,301)	(10,769,134)
Class I Shares	(34,810)	—	(72,679,657)	(81,286,743)
Decrease in net assets from distributions to shareholders	(195,518)	—	(89,094,517)	(94,690,743)
Fund Share Transactions
Proceeds from sale of shares	36,918,123	7,563,485	218,329,035	123,454,716
Proceeds from shares issued to shareholders due to reinvestment of distributions	32,533	—	86,985,819	92,368,372
	36,950,656	7,563,485	305,314,854	215,823,088
Cost of shares redeemed	(1,437,248)	(12,816)	(257,909,671)	(227,072,929)
Net increase (decrease) in net assets from Fund share transactions	35,513,408	7,550,669	47,405,183	(11,249,841)
Net increase (decrease) in net assets	36,214,721	7,470,394	28,402,361	40,002,685
Net assets at the beginning of period	7,470,394	—	707,618,729	667,616,044
Net assets at the end of period	$43,685,115	$7,470,394	$ 736,021,090	$ 707,618,729

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Fund's distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended July 31, 2018, the Fund's distributions to shareholders were paid from net investment income and accumulated net realized gains.
See accompanying notes to financial statements.
31

Financial Highlights
Winslow International Small Cap
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/17)
2019	$20.17	$0.34	$ 0.02	$0.36	$(0.05)	$ —	$(0.05)	$20.48
2018(e)	20.00	0.23	(0.06)	0.17	—	—	—	20.17
Class C (12/17)
2019	20.07	0.17	0.04	0.21	—	—	—	20.28
2018(e)	20.00	0.08	(0.01)	0.07	—	—	—	20.07
Class R6 (12/17)
2019	20.20	0.41	(0.01)	0.40	(0.10)	—	(0.10)	20.50
2018(e)	20.00	0.21	(0.01)	0.20	—	—	—	20.20
Class I (12/17)
2019	20.20	0.42	(0.02)	0.40	(0.10)	—	(0.10)	20.50
2018(e)	20.00	0.24	(0.04)	0.20	—	—	—	20.20
32

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses(c)	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.83%	$ 471	1.73%	1.18%	1.20%	1.72%	26%
0.85	234	4.49*	(1.47)*	1.20*	1.82*	44

1.05	25	2.49	0.35	1.95	0.88	26
0.35	25	5.12*	(2.54)*	1.95*	0.63*	44

2.07	32,539	1.45	1.58	0.92	2.11	26
1.00	2,076	4.19*	(1.61)*	0.94*	1.64*	44

2.07	10,649	1.48	1.61	0.95	2.14	26
1.00	5,135	4.47*	(1.63)*	0.95*	1.89*	44
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period December 18, 2017 (commencement of operations) through January 31, 2018.
*	Annualized.
See accompanying notes to financial statements.
33

Financial Highlights (continued)
Winslow Large-Cap Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/09)
2019	$43.15	$(0.08)	$ 3.11	$ 3.03	$ —	$(6.24)	$(6.24)	$39.94
2018	40.73	(0.10)	9.57	9.47	—	(7.05)	(7.05)	43.15
2017	40.08	(0.04)	6.49	6.45	—	(5.80)	(5.80)	40.73
2016	47.26	(0.08)	(0.93)	(1.01)	—	(6.17)	(6.17)	40.08
2015	44.39	(0.11)	7.60	7.49	—	(4.62)	(4.62)	47.26
Class C (05/09)
2019	38.48	(0.32)	2.58	2.26	—	(6.24)	(6.24)	34.50
2018	37.27	(0.37)	8.63	8.26	—	(7.05)	(7.05)	38.48
2017	37.42	(0.31)	5.96	5.65	—	(5.80)	(5.80)	37.27
2016	44.86	(0.36)	(0.91)	(1.27)	—	(6.17)	(6.17)	37.42
2015	42.66	(0.43)	7.25	6.82	—	(4.62)	(4.62)	44.86
Class R3 (05/09)
2019	41.61	(0.17)	2.94	2.77	—	(6.24)	(6.24)	38.14
2018	39.60	(0.20)	9.26	9.06	—	(7.05)	(7.05)	41.61
2017	39.22	(0.14)	6.32	6.18	—	(5.80)	(5.80)	39.60
2016	46.49	(0.18)	(0.92)	(1.10)	—	(6.17)	(6.17)	39.22
2015	43.84	(0.22)	7.49	7.27	—	(4.62)	(4.62)	46.49
Class R6 (03/13)
2019	45.00	0.09	3.31	3.40	(0.02)	(6.24)	(6.26)	42.14
2018	42.12	0.08	9.94	10.02	(0.09)	(7.05)	(7.14)	45.00
2017	41.11	0.11	6.73	6.84	(0.03)	(5.80)	(5.83)	42.12
2016	48.15	0.09	(0.96)	(0.87)	—*	(6.17)	(6.17)	41.11
2015	44.96	0.08	7.73	7.81	—	(4.62)	(4.62)	48.15
Class I (05/09)
2019	44.47	0.02	3.25	3.27	(0.02)	(6.24)	(6.26)	41.48
2018	41.76	—*	9.85	9.85	(0.09)	(7.05)	(7.14)	44.47
2017	40.88	0.05	6.66	6.71	(0.03)	(5.80)	(5.83)	41.76
2016	47.98	0.02	(0.95)	(0.93)	—*	(6.17)	(6.17)	40.88
2015	44.89	0.01	7.70	7.71	—	(4.62)	(4.62)	47.98
34

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses(c)	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

10.59%	$ 20,564	1.16%	(0.37)%	0.98%	(0.19)%	70%
25.97	17,709	1.18	(0.44)	0.98	(0.24)	56
19.08	17,526	1.16	(0.29)	0.98	(0.12)	65
(2.08)	21,065	1.15	(0.37)	0.98	(0.21)	88
18.11	30,763	1.16	(0.38)	1.01	(0.24)	64

9.78	3,256	1.90	(1.14)	1.73	(0.96)	70
25.01	1,460	1.93	(1.18)	1.73	(0.99)	56
18.21	1,557	1.91	(1.04)	1.73	(0.87)	65
(2.82)	1,852	1.89	(1.11)	1.73	(0.95)	88
17.22	2,222	1.90	(1.13)	1.76	(0.99)	64

10.33	600	1.41	(0.62)	1.23	(0.44)	70
25.62	510	1.43	(0.69)	1.23	(0.49)	56
18.78	474	1.41	(0.55)	1.23	(0.38)	65
(2.31)	2,276	1.40	(0.61)	1.23	(0.45)	88
17.79	2,626	1.40	(0.64)	1.26	(0.49)	64

11.07	97,922	0.74	0.03	0.57	0.21	70
26.50	81,125	0.75	(0.02)	0.55	0.18	56
19.59	63,065	0.74	0.11	0.57	0.29	65
(1.69)	48,757	0.74	0.05	0.58	0.21	88
18.59	53,851	0.74	0.02	0.59	0.17	64

10.88	613,680	0.91	(0.12)	0.73	0.06	70
26.27	606,814	0.93	(0.19)	0.73	—*	56
19.39	584,995	0.91	(0.04)	0.73	0.13	65
(1.83)	707,304	0.89	(0.11)	0.73	0.05	88
18.39	1,090,885	0.91	(0.14)	0.76	0.01	64

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
*	Rounds to less than 0.01%.
See accompanying notes to financial statements.
35

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Winslow International Small Cap Fund ("Winslow International Small Cap") and Nuveen Winslow Large-Cap Growth Fund ("Winslow Large-Cap Growth") (each a “Fund” and collectively the "Funds"), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is July 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2019 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Winslow Capital Management, LLC, (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Each Fund’s investment objective is to provide long-term capital appreciation.
The Funds' most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
36

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3  –  Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market
37

Notes to Financial Statements (continued)
data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service ("pricing service") is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Winslow International Small Cap	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$7,753,330	$34,498,766**	$ —	$42,252,096
Short-Term Investments:
Repurchase Agreements	—	1,208,788	—	1,208,788
Total	$7,753,330	$35,707,554	$ —	$43,460,884

38

Winslow Large-Cap Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$731,827,565	$ —	$ —	$731,827,565
Short-Term Investments:
Repurchase Agreements	—	4,980,726	—	4,980,726
Total	$731,827,565	$4,980,726	$ —	$736,808,291

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, Winslow International Small Cap's investments in non-U.S. securities were as follows:
Winslow International Small Cap	Value	% of Net Assets
Country:
Japan	$10,522,686	24.1%
United Kingdom	8,052,994	18.4
Canada	3,075,308	7.0
Sweden	2,461,652	5.6
Germany	2,363,862	5.4
Italy	1,994,882	4.6
Hong Kong	1,673,000	3.8
Australia	1,640,174	3.8
Finland	1,408,144	3.2
Denmark	1,364,037	3.1
New Zealand	1,279,463	2.9
Other	6,415,894	14.8
Total non-U.S. securities	$42,252,096	96.7%
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
39

Notes to Financial Statements (continued)
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Winslow International Small Cap	Fixed Income Clearing Corporation	$1,208,788	$(1,208,788)	$ —
Winslow Large-Cap Growth	Fixed Income Clearing Corporation	$4,980,726	$(4,980,726)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
40

4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 7/31/19		For the Period 12/18/17 (commencement of operations) through 7/31/18
Winslow International Small Cap	Shares	Amount	Shares	Amount
Shares sold:
Class A	18,644	$ 374,200	12,234	$ 253,504
Class C	—	—	1,250	25,000
Class R6	1,484,101	30,207,155	102,796	2,056,037
Class I	329,213	6,336,768	254,263	5,228,944
Shares issued to shareholders due to reinvestment of distributions:
Class A	55	967	—	—
Class C	—	—	—	—
Class R6	83	1,448	—	—
Class I	1,716	30,118	—	—
	1,833,812	36,950,656	370,543	7,563,485
Shares redeemed:
Class A	(7,293)	(141,620)	(635)	(12,816)
Class C	—	—	—	—
Class R6	—	—	—	—
Class I	(65,664)	(1,295,628)	—	—
	(72,957)	(1,437,248)	(635)	(12,816)
Net increase (decrease)	1,760,855	$35,513,408	369,908	$7,550,669

	Year Ended 7/31/19		Year Ended 7/31/18
Winslow Large-Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	218,741	$ 8,171,276	169,431	$ 6,849,319
Class C	65,494	2,202,244	12,026	458,348
Class R3	3,246	117,519	260	10,388
Class R6	1,144,831	49,725,448	396,215	17,193,332
Class I	4,038,706	158,112,548	2,341,782	98,943,329
Shares issued to shareholders due to reinvestment of distributions:
Class A	33,352	1,071,279	18,014	672,828
Class C	11,527	321,262	7,032	235,302
Class R3	2,507	76,986	2,354	84,926
Class R6	395,889	13,388,300	275,488	10,724,273
Class I	2,164,167	72,127,992	2,093,856	80,651,043
	8,078,460	305,314,854	5,316,458	215,823,088
Shares redeemed:
Class A	(147,663)	(5,735,930)	(207,342)	(8,561,580)
Class C	(20,590)	(675,443)	(22,887)	(851,571)
Class R3	(2,297)	(79,355)	(2,305)	(92,121)
Class R6	(1,019,940)	(42,679,302)	(366,358)	(15,598,592)
Class I	(5,054,788)	(208,739,641)	(4,797,726)	(201,969,065)
	(6,245,278)	(257,909,671)	(5,396,618)	(227,072,929)
Net increase (decrease)	1,833,182	$ 47,405,183	(80,160)	$ (11,249,841)
5.  Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
Purchases	$43,502,374	$478,761,307
Sales	8,684,676	516,820,015
41

Notes to Financial Statements (continued)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of July 31, 2019:
	Winslow International Small Cap	Winslow Large-Cap Growth
Tax cost of investments	$42,732,535	$445,999,287
Gross unrealized:
Appreciation	$ 3,538,773	$296,225,694
Depreciation	(2,810,424)	(5,416,690)
Net unrealized appreciation (depreciation) of investments	$ 728,349	$290,809,004
Permanent differences, primarily due to tax equalization, distribution reallocations and foreign currency transactions, resulted in reclassifications among the Funds' components of net assets as of July 31, 2019, the Funds' tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2019, the Funds' tax year end, were as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
Undistributed net ordinary income[1]	$753,787	$ 97,815
Undistributed net long-term capital gains	—	45,690,221

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended July 31, 2019 and July 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019	Winslow International Small Cap	Winslow Large-Cap Growth
Distributions from net ordinary income[1]	$195,518	$ 3,276,244
Distributions from net long-term capital gains	—	85,818,273

2018	Winslow International Small Cap	Winslow Large-Cap Growth
Distributions from net ordinary income[1]	$ —	$15,603,441
Distributions from net long-term capital gains	—	79,087,302

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2019, the Funds' tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
42

Winslow International Small Cap
Not subject to expiration:
Short-term	$769,915
Long-term	90,152
Total	$860,067
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Winslow International Small Cap	Winslow Large-Cap Growth
For the first $125 million	0.7000%	0.5500%
For the next $125 million	0.6875	0.5375
For the next $250 million	0.6750	0.5250
For the next $500 million	0.6625	0.5125
For the next $1 billion	0.6500	0.5000
For the next $3 billion	0.6250	0.4750
For the next $2.5 billion	0.6000	0.4500
For the next $2.5 billion	0.5875	0.4375
For net assets over $10 billion	0.5750	0.4250
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2019, the complex-level fee rate for each Fund was 0.1573%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the
43

Notes to Financial Statements (continued)
time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Winslow International Small Cap	0.99%	July 31, 2021	1.00%
Winslow Large-Cap Growth	0.77%	July 31, 2021	1.25%
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
Sales charges collected (Unaudited)	$ —	$72,450
Paid to financial intermediaries (Unaudited)	—	64,308
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
Commission advances (Unaudited)	$ —	$14,745
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
12b-1 fees retained (Unaudited)	$225	$6,795
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
CDSC retained (Unaudited)	$ —	$555
44

Other Transactions With Affiliates
As of July 31, 2019, TIAA owned shares of the following Fund as follows:
Fund	Winslow International Small Cap
Class A Shares	1,250
Class C Shares	1,250
Class R6 Shares	1,569,727
Class I Shares	1,250
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
45

Notes to Financial Statements (continued)
The Funds' distributions from the prior fiscal period were paid from net investment income unless indicated in the following table.
Winslow Large-Cap Growth
From net investment income:
Class A Shares	$ —
Class C Shares	—
Class R3 Shares	—
Class R6 Shares	(153,002)
Class I Shares	(1,176,727)
From accumulated net realized gains:
Class A Shares	(2,312,574)
Class C Shares	(237,366)
Class R3 Shares	(84,926)
Class R6 Shares	(10,616,132)
Class I Shares	(80,110,016)
Total distributions to shareholders:
Class A Shares	(2,312,574)
Class C Shares	(237,366)
Class R3 Shares	(84,926)
Class R6 Shares	(10,769,134)
Class I Shares	(81,286,743)
In addition, as of July 31, 2018, the Funds' Statement of Changes in Net Assets reflected the following UNII balances.
	Winslow International Small Cap	Winslow Large-Cap Growth
UNII at the end of period	$56,265	$ —
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
10.  Subsequent Events
Complex-Level Management Fee
Effective August 1, 2019 (subsequent to the close of the reporting period), “eligible assets” of the complex-level management fee will include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.
46

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Winslow Capital Management, LLC
80 South Eighth Street
Minneapolis, MN 55402
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: Winslow International Small Cap paid qualifying foreign taxes of $94,772 and earned $1,152,569 of foreign source income, during the fiscal year ended July 31, 2019. Pursuant to Section 853 of the Internal Revenue Code, Winslow International Small Cap hereby designates $0.04 per share as foreign taxes paid and $0.54 per share as income earned from foreign sources, for the fiscal year ended July 31, 2019. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gain Distributions: The following Fund hereby designates as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended July 31, 2019:
Winslow Large-Cap Growth
Long-term capital gain dividends	$89,889,103
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Winslow International Small Cap	Winslow Large-Cap Growth
% of QDI	100.0%	100.0%
% of DRD	1.2%	100.0%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
47

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
48

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper International Small/Mid-Cap Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Small/Mid-Cap Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
MSCI World ex USA Small Cap Index: A free-float adjusted market capitalization-weighted index that is designed to measure the equity market performance of smaller capital stocks in developed markets, excluding the U.S. market. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
49

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Winslow Capital Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub- advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
50

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;
51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one- , three- and five- year periods ending December 31, 2018 (or for shorter periods available in the case of Nuveen Winslow International Small Cap Fund (the “Small Cap Fund”), which was not in existence for part of the foregoing timeframe), as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
52

For Nuveen Winslow Large-Cap Growth Fund (the “Large-Cap Growth Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-year period and second quartile in the three- and five-year periods. Although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods, the Fund outperformed its benchmark for the one-year period. The Board was satisfied with the Fund’s overall performance.
For the Small Cap Fund, the Board noted that the Fund ranked in the first quartile of its Performance Peer Group and outperformed its benchmark in the one-year period. Although the Fund was relatively new with limited performance available, the Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages. In addition, the Board noted that the Small Cap Fund did not incur a management fee after fee waivers and expense reimbursements for the last fiscal year. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the
53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post- tax) for its advisory activities for the calendar year ended December 31, 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex-level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and
54

2018), including the temporary and permanent expense caps applicable to each Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
55

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	163
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	163
56

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	163
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	163
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President's Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	163
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	163
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	163
57

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	163
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	161

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
58

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
59

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)          Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
60

Notes
61

Notes
62

Notes
63

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-WINSL-0719P944382-INV-Y-09/20

Mutual Funds
31 July
2019
Nuveen Equity Funds
Fund Name
Nuveen Winslow International Large Cap Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chairman’s Letter to Shareholders
Dear Shareholders,
In recent months, economic pessimism has been rising. An unexpected escalation in U.S.- China trade tensions and an unpredictable Brexit outcome top the list of geopolitical concerns. Global macroeconomic data shows a further moderation in growth as a result of weaker export and manufacturing activity across the U.S., Europe and Asia. Notably, in the U.S., some of the more historically reliable leading economic indicators have turned bearish. Although these indicators do not predict the timing of an economic downturn, an inverted yield curve, which occurs when yields on long-term Treasury bonds fall below those of short-term Treasury bonds, and contracting manufacturing activity have preceded past U.S. recessions. U.S. economic growth forecasts and corporate earnings outlooks continue to be downgraded. In this environment, equity market volatility has increased while safe-haven assets, including government bonds and gold, have rallied strongly.
While these conditions have contributed to the market’s anxiety and certainly merit watching, it appears the likelihood of a near-term recession remains low. Consumer spending, buoyed by historically low unemployment and modest wage growth, has powered the economic recovery, even as business investment has been lackluster. Additionally, the sectors directly hit by trade, namely manufacturing and commodity-related businesses, represent a much smaller share of the overall economy than in the past. Central bank efforts to extend the economic cycle with lower interest rates encourages business and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Recession is not necessarily imminent if these factors can provide the economy with a measure of resilience, sustaining growth at a more subdued pace.
Outside the U.S., central banks and governments have been easing monetary conditions and rolling out fiscal spending programs to buffer slowing growth. The European Central Bank is widely expected to announce a stimulus plan at its September meeting, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy. Until there is more clarity on trade, however, the markets may experience bouts of risk-on, risk-off sentiment.
The opportunity set may be narrower, but there may still be scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
September 24, 2019

4

Portfolio Managers’
Comments
Nuveen Winslow International Large Cap Fund
The Nuveen Winslow International Large Cap Fund features portfolio management by Winslow Capital Management, LLC (Winslow Capital), an affiliate of Nuveen, LLC. The Fund’s portfolio is managed by Adam J. Kuhlmann and Dean G. DuMonthier, CFA.
Here they discuss the U.S. economy, domestic and global markets, their management strategies and the performance of the Fund during the abbreviated reporting period from the Fund’s commencement of operations on December 12, 2018 through July 31, 2019.
What factors affected the U.S. economy and domestic and global markets during the abbreviated annual reporting period ended July 31, 2019?
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. The July negotiations ended without an agreement, and President Trump announced a 10% tariff on the remaining $300 billion worth of Chinese imports effective in September. (Subsequent to the close of the reporting period, he said the tariffs would be postponed until mid-December). Additionally, the U.S. administration walked back its ban on U.S. companies doing business with Chinese tech giant Huawei. The agreed-upon trade deal between the U.S., Mexico and Canada to replace the North American Free Trade Agreement has yet to be ratified by the national congresses, while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Markets grew increasingly worried that trade conflicts would dampen already slowing global growth, as negative sentiment could inhibit business, consumer and investor confidence and spending.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline. The European Union extended the deadline to October 31, 2019, and Prime Minister May resigned effective June 7, 2019. As widely expected, Brexit hardliner Boris Johnson was voted leader of the Conservative Party and assumed premiership. Europe also contended with Italy’s eurosceptic coalition government and its challenging fiscal condition, the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. (Subsequent to the close of the reporting period, Italy’s Prime Minister unexpectedly resigned amid a growing rift with the coalition government over key domestic and fiscal policies.)
Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s upcoming presidential election. (After the close of the reporting period, President Macri, who is considered the market-friendly candidate, suffered a surprising defeat in Argentina’s August primary vote.) In the U.K., the possibility of a no-deal Brexit increased under new Prime Minister Boris Johnson. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
The period since the Fund’s inception proved to be volatile for equity markets globally as the tensions between slowing global growth and incrementally supportive monetary policies played out during the reporting period. The Fund launched during market declines in December 2018 and the market rebounded in the first quarter 2019. International large cap equities, as represented by the MSCI ACWI ex-USA Index, appreciated 9.59% since Fund inception.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
In response to the slowing growth, the vast majority of central banks globally have pivoted back to an accommodative stance after starting the reporting period in “normalization” mode. In the last year of his term as the European Central Bank (ECB) President, Mario Draghi has made it clear that new tools are back on the table to help support economic growth, including potentially restarting asset purchases. As a result, interest rates declined, bringing many countries into negative territory.
From a regional perspective, Japan was the worst performing region by a large margin as economic activity continues to be impacted by the slowdown in China, aging demographics and the anticipation of rising taxes. Asia Pacific ex Japan, Canada and Europe all generated double-digit gains. Information technology led the sector performance, along with rebounds in the industrials and materials sectors.
How did the Fund perform during the abbreviated annual reporting period ended July 31, 2019?
The table in the Fund Performance and Expense Ratios section of this report also provides total returns for the Nuveen Winslow International Large Cap Fund from the Fund’s commencement of operations on December 12, 2018 through the reporting period ended July 31, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). During the abbreviated reporting period, the Fund’s Class A Shares at NAV outperformed the MSCI World ex USA Index.
What strategies were used to manage the Fund during the abbreviated annual reporting period ended July 31, 2019 and how did these strategies influence performance?
The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of large-capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase and invests at least 80% of its net assets in securities of non-U.S. companies. The Fund may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.
We seek to invest in companies with improving fundamental profiles as well as sustainable, above-average earnings growth, high or rising returns on invested capital and reasonable relative valuations. In selecting securities, we initially narrow the investable universe using a quantitative screen that evaluates and ranks equity securities within regional peer groups. We conduct a regular review of the remaining securities’ fundamental characteristics, including revenue and earnings growth, positive earnings revisions, earnings consistency, high or improving returns on invested capital and free cash flow, reasonable financial leverage and attractive relative valuation, to further narrow the list of investable securities. Finally, we conduct a qualitative fundamental review of the remaining securities in order to select securities for the Fund’s portfolio.
We generally will sell an equity security for any of the following reasons: the company’s business fundamentals are deteriorating; there has been a decline in investor sentiment; the security has become significantly overvalued; to maintain portfolio construction and risk control guidelines; or to replace the security with that of a company with better performance potential.
The Fund primarily benefited from strong stock selection across regions, countries and sectors. From an allocation perspective, the Fund benefited slightly from an overweight position to Asia Pacific ex Japan and an underweight position in Japan. The Fund benefited most from stock selection in the consumer discretionary, financials and health care sectors, while selection within the industrials sector was most challenged. Stock selection was most effective within Europe and Japan and added value in all major regions. From a regional perspective, Japan was the worst performing region by a large margin as economic activity continues to be impacted by the slowdown in China, aging demographics and the anticipation of rising taxes. Asia Pacific ex Japan, Canada and Europe all generated double-digit gains. Information technology led the sector performance, along with rebounds in the industrials and materials sectors.
Several individual holdings contributed to performance. Technology sector holding Constellation Software Inc contributed to performance. The Canada-based company acquires, manages and builds mission critical, niche vertical market software and solutions businesses. The company has been successfully acquiring smaller, software businesses and supporting them with regional focused decentralized management, increasing sales and reducing costs. The company has been accelerating their sales growth organically and through acquisition in the last few years, benefiting shareholders. We continue to hold the stock. In addition, consumer discretionary holding, adidas AG, which engages in the design, distribution and marketing of athletic and sporting lifestyle products based in Germany, contributed to performance. The brand momentum and execution remains solid, resulting in mid-single digit revenue growth
6

with earnings growth in the mid-teens range, led by gross margin expansion, modest expense leverage and share repurchase activity. We continue to hold the position. Lastly, videogame software developer, Bandai Namco Holdings Inc, based in Japan, also contributed to the Fund’s performance. The company has benefited from ancillary sales around franchise title Dragon Ball Z movie and world tour as well as from a growing mobile games business, while the core toy business in Japan remains stable. We continue to hold the position.
Several individual holdings detracted from performance including real estate sector holding Daito Trust Construction Co. Ltd. The company engages in the design and construction of apartments, condominiums, rental office buildings, factories and warehouses and is based in Japan. The company announced some cancelations of planned apartment buildings driven by stricter lending criteria on the part of financial institutions and negative media reports about apartment construction projects following the discovery of multiple defects with apartments built by another company. In addition, the company announced a halt to its share buyback program. We exited the position during the reporting period. In addition, International Consolidated Airlines Group SA, an airline company based in the U.K. detracted from performance. International Consolidated Airlines Group operates through the following segments: British Airways, Iberia, Vueling, Aer Lingus and other group companies. As a result of airline rules requiring European Union shareholder ownership minimums, the company adopted provisions that caused their elimination from many equity indices forcing pressure on the stock. We continue to hold the position. Lastly, German-based technology holding Wirecard AG detracted from performance. Wirecard engages in the provision of software and information technology for payment processing and issuing white labeling products. The stock declined amid the announcement of an investigation into potential fraud at a subsidiary in Asia. We exited the position.
7

Risk Considerations
Nuveen Winslow International Large Cap Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and growth stock risks, are described in detail in the Fund’s prospectus.
8

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
9

Fund Performance and Expense Ratios (continued)
Nuveen Winslow International Large Cap Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Cumulative Total Returns as of July 31, 2019
Cumulative
Since Inception
Class A Shares at NAV	12.30%
Class A Shares at maximum Offering Price	5.84%
MSCI ACWI ex USA Index	9.59%
Class C Shares	11.75%
Class R6 Shares	12.45%
Class I Shares	12.45%
Cumulative Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
Cumulative
Since Inception
Class A Shares at NAV	13.25%
Class A Shares at maximum Offering Price	6.74%
Class C Shares	12.80%
Class R6 Shares	13.40%
Class I Shares	13.40%
Since inception returns are from 12/12/18. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.93%	2.68%	1.59%	1.68%
Net Expense Ratios	1.19%	1.94%	0.85%	0.94%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
10

Growth of an Assumed $10,000 Investment as of July 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
11

Holding Summaries    as of July 31, 2019
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Winslow International Large Cap Fund
Fund Allocation (% of net assets)
Common Stocks	98.8%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Constellation Software Inc/Canada	2.4%
Nestle SA	2.3%
adidas AG	2.2%
Toyota Motor Corp	2.2%
Neste Oyj	2.2%

Portfolio Composition (% of net assets)
Banks	10.7%
Insurance	7.2%
Beverages	6.4%
Oil, Gas & Consumable Fuels	6.1%
Pharmaceuticals	5.1%
Software	5.0%
Health Care Equipment & Supplies	3.9%
Commercial Services & Supplies	3.0%
Capital Markets	3.0%
Multi-Utilities	2.9%
Hotels, Restaurants & Leisure	2.6%
Aerospace & Defense	2.4%
Professional Services	2.4%
Food Products	2.4%
Textiles, Apparel & Luxury Goods	2.2%
Automobiles	2.2%
Leisure Products	2.1%
Metals & Mining	2.0%
Real Estate Management & Development	2.0%
Airlines	1.9%
Chemicals	1.9%
Construction & Engineering	1.8%
Other	19.6%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Country Allocation (% of net assets)
Japan	19.1%
United Kingdom	15.0%
Switzerland	12.1%
Australia	8.8%
Germany	7.7%
France	6.9%
Canada	5.7%
Israel	4.0%
Italy	3.6%
Netherlands	3.4%
Other	12.5%
Other Assets Less Liabilities	1.2%
Net Assets	100%
12

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2019.
The beginning of the period is February 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Winslow International Large Cap Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,067.00	$1,062.80	$1,067.90	$1,067.90
Expenses Incurred During the Period	$ 5.89	$ 9.72	$ 4.61	$ 4.61
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.09	$1,015.37	$1,020.33	$1,020.33
Expenses Incurred During the Period	$ 5.76	$ 9.49	$ 4.51	$ 4.51
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.90%, 0.90%, and 0.90% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
13

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of
Nuveen Winslow International Large Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Winslow International Large Cap Fund (one of the Funds constituting Nuveen Investment Trust II, referred to hereafter as the "Fund") as of July 31, 2019, and the related statements of operations, changes in net assets, including the related notes, and the financial highlights for the period December 12, 2018 (commencement of operations) through July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, and the results of its operations, changes in its net assets and the financial highlights for the period December 12, 2018 (commencement of operations) through July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, Illinois
September 26, 2019
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
14

Nuveen Winslow International Large Cap Fund
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.8%
	COMMON STOCKS – 98.8%
	Aerospace & Defense – 2.4%
9,825	BAE Systems PLC, (2)	$65,274
51	Dassault Aviation SA	70,007
	Total Aerospace & Defense	135,281
	Air Freight & Logistics – 1.3%
2,180	Deutsche Post AG, (2)	70,908
	Airlines – 1.9%
8,720	International Consolidated Airlines Group SA, (2), (3)	44,848
1,900	Japan Airlines Co Ltd, (2)	59,499
	Total Airlines	104,347
	Auto Components – 1.1%
560	Cie Generale des Etablissements Michelin SCA, (2)	61,907
	Automobiles – 2.2%
1,900	Toyota Motor Corp, (2)	122,765
	Banks – 10.7%
10,500	Bank Leumi Le-Israel BM, (2)	76,382
19,000	BOC Hong Kong Holdings Ltd, (2)	72,397
4,440	DBS Group Holdings Ltd, (2)	84,657
3,600	DNB ASA, (2)	64,406
91,500	Lloyds Banking Group PLC, (2)	59,190
900	Royal Bank of Canada	71,070
20,300	Royal Bank of Scotland Group PLC, (2)	53,481
1,900	Sumitomo Mitsui Financial Group Inc, (2)	66,443
2,880	United Overseas Bank Ltd, (2)	54,872
	Total Banks	602,898
	Beverages – 6.4%
1,355	Coca-Cola European Partners PLC	74,904
1,910	Coca-Cola HBC AG, (2)	65,722
3,400	Kirin Holdings Co Ltd, (2)	73,740
450	Pernod Ricard SA, (2)	78,968
5,380	Treasury Wine Estates Ltd, (2)	64,689
	Total Beverages	358,023
	Building Products – 1.6%
1,860	Kingspan Group PLC	91,215
15

Nuveen Winslow International Large Cap Fund (continued)
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	Capital Markets – 3.0%
6,365	3i Group PLC, (2)	$85,768
915	Macquarie Group Ltd, (2)	80,080
	Total Capital Markets	165,848
	Chemicals – 1.9%
720	Sika AG, (2)	103,949
	Commercial Services & Supplies – 3.0%
10,310	Brambles Ltd, (2)	92,222
985	Secom Co Ltd, (2)	77,196
	Total Commercial Services & Supplies	169,418
	Construction & Engineering – 1.8%
1,000	Eiffage SA, (2)	98,812
	Electric Utilities – 1.0%
5,000	CLP Holdings Ltd, (2)	54,363
	Food & Staples Retailing – 0.9%
2,255	Koninklijke Ahold Delhaize NV, (2)	51,218
	Food Products – 2.4%
1,255	Nestle SA, (2)	133,139
	Gas Utilities – 1.4%
16,500	Snam SpA, (2)	81,011
	Health Care Equipment & Supplies – 3.9%
4,900	Smith & Nephew PLC, (2)	110,930
135	Straumann Holding AG, (2)	110,134
	Total Health Care Equipment & Supplies	221,064
	Health Care Providers & Services – 1.4%
4,130	Sonic Healthcare Ltd, (2)	79,044
	Hotels, Restaurants & Leisure – 2.6%
3,190	Aristocrat Leisure Ltd, (2)	66,381
1,182	InterContinental Hotels Group PLC, (2)	82,119
	Total Hotels, Restaurants & Leisure	148,500
	Insurance – 7.2%
369	Allianz SE, (2)	85,611
3,000	Manulife Financial Corp	54,327
5,500	Poste Italiane SpA,144A, (2)	58,697
1,400	Sompo Holdings Inc, (2)	57,978
152	Swiss Life Holding AG, (2)	73,452
216	Zurich Insurance Group AG, (2)	75,132
	Total Insurance	405,197
16

Shares	Description (1)	Value
	IT Services – 1.1%
800	CGI Inc, (3)	$ 61,573
	Leisure Products – 2.1%
2,200	Bandai Namco Holdings Inc, (2)	118,270
	Life Sciences Tools & Services – 1.1%
186	Lonza Group AG, (2)	63,715
	Machinery – 1.0%
1,350	Mitsubishi Heavy Industries Ltd, (2)	55,689
	Metals & Mining – 2.0%
4,130	BHP Group Ltd, (2)	113,702
	Multi-Utilities – 2.9%
3,200	RWE AG, (2)	86,460
3,035	Veolia Environnement SA, (2)	76,591
	Total Multi-Utilities	163,051
	Oil, Gas & Consumable Fuels – 6.1%
11,830	BP PLC, (2)	78,276
3,690	Neste Oyj, (2)	122,125
3,625	Repsol SA, (2)	57,495
2,606	Royal Dutch Shell PLC, (2)	82,311
	Total Oil, Gas & Consumable Fuels	340,207
	Paper & Forest Products – 0.9%
2,390	Mondi PLC, (2)	52,068
	Personal Products – 1.2%
1,155	Unilever PLC, (2)	69,487
	Pharmaceuticals – 5.1%
1,325	Novartis AG, (2)	121,501
1,070	Novo Nordisk A/S, (2)	51,380
1,370	Recordati SpA, (2)	61,355
980	Shionogi & Co Ltd, (2)	54,258
	Total Pharmaceuticals	288,494
	Professional Services – 2.4%
3,100	Persol Holdings Co Ltd, (2)	74,980
825	Wolters Kluwer NV, (2)	59,800
	Total Professional Services	134,780
	Real Estate Management & Development – 2.0%
8,350	Aroundtown SA, (2)	66,614
6,000	CK Asset Holdings Ltd, (2)	45,115
	Total Real Estate Management & Development	111,729
17

Nuveen Winslow International Large Cap Fund (continued)
Portfolio of Investments    July 31, 2019
Shares	Description (1)	Value
	Road & Rail – 1.8%
1,200	West Japan Railway Co, (2)	$ 98,229
	Semiconductors & Semiconductor Equipment – 1.5%
500	Tokyo Electron Ltd, (2)	84,686
	Software – 5.0%
550	Check Point Software Technologies Ltd, (3)	61,573
140	Constellation Software Inc/Canada	133,199
580	Nice Ltd, (2), (3)	88,449
	Total Software	283,221
	Technology Hardware, Storage & Peripherals – 0.8%
2,600	Brother Industries Ltd, (2)	46,034
	Textiles, Apparel & Luxury Goods – 2.2%
395	adidas AG, (2)	125,904
	Wireless Telecommunication Services – 1.5%
1,680	SoftBank Group Corp, (2)	85,778
	Total Long-Term Investments (cost $4,995,539)	5,555,524
	Other Assets Less Liabilities – 1.2%	67,625
	Net Assets – 100%	$ 5,623,149
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
18

Statement of Assets and Liabilities
July 31, 2019

Assets
Long-term investments, at value (cost $4,995,539)	$5,555,524
Cash	98,247
Cash denominated in foreign currencies (cost $58)	57
Receivable for:
Dividends	1,437
From Adviser	3,385
Reclaims	6,652
Total assets	5,665,302
Liabilities
Accrued expenses:
Custodian fees	17,044
Professional fees	18,555
Shareholder reporting expenses	3,863
Shareholder servicing agent fees	1,961
Trustees fees	43
12b-1 distribution and service fees	30
Other	657
Total liabilities	42,153
Net assets	$5,623,149

Class A Shares
Net assets	$ 28,072
Shares outstanding	1,250
Net asset value ("NAV") per share	$ 22.46
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 23.83
Class C Shares
Net assets	$ 27,939
Shares outstanding	1,250
NAV and offering price per share	$ 22.35
Class R6 Shares
Net assets	$5,539,021
Shares outstanding	246,250
NAV and offering price per share	$ 22.49
Class I Shares
Net assets	$ 28,117
Shares outstanding	1,250
NAV and offering price per share	$ 22.49
Fund level net assets consist of:
Capital paid-in	$4,999,836
Total distributable earnings	623,313
Fund level net assets	$5,623,149
Authorized shares - per class	Unlimited
Par value per share	$ 0.01
See accompanying notes to financial statements.
19

Statement of Operations
For the period December 12, 2018 (commencement of operations) through July 31, 2019

Investment Income
Dividends	$138,358
Foreign tax withheld on dividend income	(12,334)
Total investment income	126,024
Expenses
Management fees	26,029
12b-1 service fees - Class A Shares	43
12b-1 distibution and service fees - Class C Shares	171
Shareholder servicing agent fees	2,008
Custodian fees	29,467
Professional fees	18,603
Trustees fees	97
Shareholder reporting expenses	5,246
Federal and state registration fees	606
Other	1,183
Total expenses before fee waiver/expense reimbursement	83,453
Fee waiver/expense reimbursement	(52,394)
Net expenses	31,059
Net investment income (loss)	94,965
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(31,769)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	559,953
Net realized and unrealized gain (loss)	528,184
Net increase (decrease) in net assets from operations	$623,149
See accompanying notes to financial statements.
20

Statement of Changes in Net Assets

For the Period 12/12/18 (commencement of operations) through 7/31/19
Operations
Net investment income (loss)	$ 94,965
Net realized gain (loss) from investments and foreign currency	(31,769)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	559,953
Net increase (decrease) in net assets from operations	623,149
Fund Share Transactions
Proceeds from sale of shares	5,000,000
Net increase (decrease) in net assets from Fund share transactions	5,000,000
Net increase (decrease) in net assets	5,623,149
Net assets at the end of period	$5,623,149
See accompanying notes to financial statements.
21

Financial Highlights
Nuveen Winslow International Large Cap Fund
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/18)
2019(e)	$20.00	$0.35	$2.11	$2.46	$ —	$ —	$ —	$22.46
Class C (12/18)
2019(e)	20.00	0.24	2.11	2.35	—	—	—	22.35
Class R6 (12/18)
2019(e)	20.00	0.38	2.11	2.49	—	—	—	22.49
Class I (12/18)
2019(e)	20.00	0.38	2.11	2.49	—	—	—	22.49
22

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

12.30%	$ 28	2.68%*	1.00%*	1.15%*	2.53%*	18%

11.75	28	3.43*	0.24*	1.90*	1.77*	18

12.45	5,539	2.43*	1.25*	0.90*	2.77*	18

12.45	28	2.42*	1.25*	0.90*	2.77*	18
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period December 12, 2018 (commencement of operations) through July 31, 2019.
*	Annualized.
See accompanying notes to financial statements.
23

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen Winslow International Large Cap Fund (the "Fund"), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Fund is July 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal period December 12, 2018 (commencement of operations) through July 31, 2019 (the “current fiscal period”).
Investment Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolios, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Winslow Capital Management, LLC, (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objectives
The Funds' investment objective is to seek long-term capital appreciation.
The Funds' most recent prospectus provides further descriptions of the Funds' investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
24

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3  –  Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs
25

Notes to Financial Statements (continued)
reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service ("pricing service"). As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$617,868	$4,937,656**	$ —	$5,555,524

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
26

3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, the Fund's investments in non-U.S. securities were as follows:
	Value	% of Net Assets
Country:
Japan	$1,075,545	19.1%
United Kingdom	842,067	15.0
Switzerland	681,022	12.1
Australia	496,118	8.8
Germany	435,497	7.7
France	386,285	6.9
Canada	320,169	5.7
Israel	226,404	4.0
Italy	201,063	3.6
Netherlands	193,329	3.4
Other	698,025	12.5
Total non-U.S. securities	$5,555,524	98.8%
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit
27

Notes to Financial Statements (continued)
risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Transactions in Fund shares during the current fiscal period were as follows:
	For the Period 12/12/18 (commencement of operations) through 7/31/19
	Shares	Amount
Shares sold:
Class A	1,250	$ 25,000
Class C	1,250	25,000
Class R6	246,250	4,925,000
Class I	1,250	25,000
Net increase (decrease)	250,000	$5,000,000
5.  Investment Transactions
Long-term purchases and sales during the current fiscal period aggregated $5,956,651 and $935,338, respectively.
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund's investment portfolio, as determined on a federal income tax basis as of July 31, 2019.

Tax cost of investments	$5,014,150
Gross unrealized:
Appreciation	$ 636,325
Depreciation	(94,951)
Net unrealized appreciation (depreciation) of investments	$ 541,374
Permanent differences, primarily due to federal taxes paid, foreign currency transactions and nondeductible stock issuance costs, resulted in reclassifications among the Fund's components of net assets as of July 31, 2019, the Fund's tax year end.
28

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2019, the Fund's tax year end, were as follows:

Undistributed net ordinary income[1]	$107,744
Undistributed net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
There were no distributions paid during the Fund's tax year ended July 31, 2019.
As of July 31, 2019, the Fund's tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$25,773
Long-term	—
Total	$25,773
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.6000%
For the next $125 million	0.5875
For the next $250 million	0.5750
For the next $500 million	0.5625
For the next $1 billion	0.5500
For the next $3 billion	0.5250
For the next $2.5 billion	0.5000
For the next $2.5 billion	0.4875
For net assets over $10 billion	0.4750
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end Funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2019, the complex-level fee rate for the Fund was 0.1573%.
29

Notes to Financial Statements (continued)
The Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board.
Other Transactions with Affiliates
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$167
As of July 31, 2019, TIAA owned shares of the following Fund:

Class A Shares	1,250
Class C Shares	1,250
Class R6 Shares	246,250
Class I Shares	1,250
8.  New Accounting Pronouncements
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
9.  Subsequent Events
Complex-Level Management Fee
Effective August 1, 2019 (subsequent to the close of the reporting period), “eligible assets” of the complex-level management fee will include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.
30

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Winslow Capital Management, LLC
80 South Eighth Street
Minneapolis, MN 55402
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: The Fund paid qualifying foreign taxes of $12,098 and earned $137,424 of foreign source income during the fiscal year ended July 31, 2019. Pursuant to Section 853 of the Internal Revenue Code, the Fund hereby designates $0.05 per share as foreign taxes paid and $0.55 per share as income earned from foreign sources, for the fiscal year ended July 31, 2019. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
31

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
MSCI ACWI (All Country World Index) ex USA Index: An unmanaged index that captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 Emerging Markets (EM) countries. With 1,853 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
32

Annual Investment Management Agreement Approval Process
(Unaudited)
The Board of Trustees of Nuveen Investment Trust II (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), is responsible for determining whether to approve the Fund’s advisory arrangements. At a meeting held on November 12-14, 2018 (the “Meeting”), the Board Members were asked to approve the advisory arrangements for the Fund. At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as investment adviser to the Fund and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Winslow Capital Management, LLC (the “Sub-Adviser”), pursuant to which the Sub-Adviser serves as investment sub-adviser to the Fund. The Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement” and collectively, the “Advisory Agreements.”
To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:
•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;
•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;
•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;
•	certain performance-related information (as described below);
•	the profitability of Nuveen and its affiliates for their advisory activities;
•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;
•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and
•	the soft dollar practices of the Fund Adviser, if any.
At the Meeting and/or prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services expected to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services expected to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.
A. Nature, Extent and Quality of Services
The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.
At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds (as applicable) and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.
33

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, at the Meeting and/or at prior meetings, the Board has recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provide to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services include, but are not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support. In addition to the services provided by the Adviser, the Board has also noted the business related risks the Adviser incurs in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, which was generally expected to provide portfolio advisory services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s relevant experience and expertise.
Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.
B. Investment Performance
The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser. In addition, the Independent Board Members noted that since March 2017, members of the Sub-Adviser’s international equities investment team have been managing an institutional separate account with the Winslow International Large Cap strategy. The Independent Board Members reviewed certain performance information relating to such strategy, including year-to-date, one-year and since inception returns as of September 30, 2018.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed maximum gross management fee and estimated gross and net total expense ratios for the Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. Further, the Independent Board Members considered the Fund’s proposed sub-advisory fee rate.
In addition, the Independent Board Members considered the Fund’s proposed fund-level and complex-wide breakpoint schedules (described in further detail below), and any applicable fee waivers and expense reimbursements expected to be provided.
Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.
2. Comparisons with the Fees of Other Clients
At the Meeting and/or at prior meetings, the Board has reviewed information regarding the fee rates that the Fund Advisers charge for certain other types of clients and the types of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include: retail and institutional managed accounts; investment companies outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board has further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
In reviewing the fee rates assessed to other clients, the Board has previously reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board has also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board has also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board has considered the differences in the passive management of Nuveen’s ETFs compared to the active management of other Nuveen funds which have also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board has noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee would be essentially for portfolio management services. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
34

3. Profitability of Fund Advisers
In conjunction with their review of fees, at the Meeting and/or at prior meetings, the Independent Board Members have considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members have reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members have also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board has recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board has noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
Additionally, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members have also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board has noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members have also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, have recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board has noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board has recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board has also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
In addition, the Independent Board Members have reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post- tax) for its advisory activities for the calendar year ended December 31, 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members have also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board has noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. Although the Board has recognized that economies of scale are difficult to measure, the Independent Board Members have noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements, and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds.
With respect to breakpoint schedules, because the Board has previously recognized that economies of scale may occur not only when the assets of a particular fund grow, but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component, each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund- level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex- level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Accordingly, the Independent Board Members reviewed and considered the proposed management fees for the Fund, taking into account the fund-level breakpoints and the complex-wide fee arrangement. Additionally, the Independent Board Members considered the Fund’s proposed temporary expense cap.
In addition, the Independent Board Members have recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
35

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.
E. Indirect Benefits
The Independent Board Members received and considered information at the Meeting and/or at prior meetings regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. In this regard, the Independent Board Members considered, among other things, any distribution fees and shareholder services fees expected to be received by the Fund’s principal underwriter, an affiliate of the Adviser (including fees to be received pursuant to any Rule 12b-1 plan).
In addition to the above, the Independent Board Members have considered whether the Sub-Adviser uses commissions paid by the Nuveen funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). In this regard, the Board has recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute fund portfolio transactions. The Board, however, has noted that the benefits for sub- advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board has noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit a Nuveen fund to the extent it enhances the ability of the Sub-Adviser to manage such fund or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Approval
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.
36

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	163
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	163
37

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	163
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	163
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President's Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	163
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	163
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	163
38

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	163
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	161

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
39

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
40

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)          Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
41

Notes
42

Notes
43

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-WINLC-0719P944385-INV-Y-09/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended July 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	31,975	0	2,970	0
Nuveen Emerging Markets Equity Fund [5]	18,415	0	0	0
Nuveen Santa Barbara Global Dividend Growth Fund	18,600	0	3,020	0
Nuveen Santa Barbara International Dividend Growth Fund	18,535	0	2,970	0
Nuveen Winslow International Large Cap Fund [6]	18,535	0	0	0
Nuveen Winslow International Small Cap Fund	18,685	0	3,020	0
Nuveen International Growth Fund	20,160	0	16,857	0
Nuveen Winslow Large-Cap Growth Fund	21,450	0	2,970	0

Total	$166,355	$0	$31,807	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund commenced operations on 11/27/2018
[6]	Fund commenced operations on 12/12/2018

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Emerging Markets Equity Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%
Nuveen Winslow International Large Cap Fund	0%	0%	0%	0%
Nuveen Winslow International Small Cap Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	31,623	0	2,885	0
Nuveen Santa Barbara Global Dividend Growth Fund	18,505	0	2,930	0
Nuveen Santa Barbara International Dividend Growth Fund	18,439	0	2,885	0
Nuveen Winslow International Small Cap Fund [5]	18,433	0	0	0
Nuveen International Growth Fund	20,334	0	7,270	0
Nuveen Winslow Large-Cap Growth Fund	21,087	0	2,885	0

Total	$128,420	$0	$18,855	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund commenced operations on 12/18/2017

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%
Nuveen Winslow International Small Cap Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	2,970	0	0	2,970
Nuveen Emerging Markets Equity Fund	0	0	0	0
Nuveen Santa Barbara Global Dividend Growth Fund	3,020	0	0	3,020
Nuveen Santa Barbara International Dividend Growth Fund	2,970	0	0	2,970
Nuveen Winslow International Large Cap Fund	0	0	0	0
Nuveen Winslow International Small Cap Fund	3,020	0	0	3,020
Nuveen International Growth Fund	16,857	0	0	16,857
Nuveen Winslow Large-Cap Growth Fund	2,970	0	0	2,970

Total	$31,807	$0	$0	$31,807
“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended July 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	2,885	0	0	2,885
Nuveen Santa Barbara Global Dividend Growth Fund	2,930	0	0	2,930
Nuveen Santa Barbara International Dividend Growth Fund	2,885	0	0	2,885
Nuveen Winslow International Small Cap Fund	0	0	0	0
Nuveen International Growth Fund	7,270	0	0	7,270
Nuveen Winslow Large-Cap Growth Fund	2,885	0	0	2,885

Total	$18,855	$0	$0	$18,855

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: October 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: October 7, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: October 7, 2019